Filed with the Securities and Exchange Commission on April 26, 1999
Registration No. 333-08853                   Investment Company Act No. 811-8248
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT Of 1933
                         Post-Effective Amendment No. 3
                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 3


         AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                             (CLASS 2 SUB-ACCOUNTS)
                           (Exact Name of Registrant)

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               (Name of Depositor)

                 ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484
              (Address of Depositor's Principal Executive Offices)

                                 (203) 926-1888
                         (Depositor's Telephone Number)

                    M. PRISCILLA PANNELL, CORPORATE SECRETARY
                 One Corporate Drive, Shelton, Connecticut 06484
               (Name and Address of Agent for Service of Process)

                                    Copy To:


                            T. RICHARD KENNEDY, ESQ.

                                WERNER & KENNEDY
             1633 Broadway, New York, New York 10019 (212) 408-6900

                Approximate Date of Proposed Sale to the Public:


     May 3, 1999, OR AS SOON AS PRACTICABLE FOLLOWING THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.


 It is proposed that this filing become effective:  (check appropriate space)
     immediately upon filing pursuant to paragraph (b) of Rule 485
  X  on  May 3, 1999  pursuant to paragraph (b) of Rule 485
     60 days after filing pursuant to paragraph (a) (i) of Rule 485 on ___________pursuant to paragraph (a) (i) of Rule 485
     75 days after filing pursuant to paragraph (a) (ii) of Rule 485 on ______________pursuant to paragraph (a)(ii) of Rule 485
 If appropriate,  check the following box:

     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                          Proposed               Proposed
                                                          Maximum                 Maximum
                                    Amount                Offering              Aggregate               Amount of
        Title of Securities          to be                 Price                 Offering             Registration
          to be Registered        Registered              Per Unit                 Price                   Fee
------------------------------------------------------------------------------------------------------------------------------------

American Skandia Life Assurance
Corporation Annuity Contracts      Indefinite*            Indefinite*                                       $0
====================================================================================================================================


          *Pursuant to Rule 24f-2 of the Investment Company Act of 1940
*The Prospectus contained in this Registration Statement also relates to annuity contracts no longer being sold but for which additional Purchase Payments are accepted and which are covered by earlier Registration Statement File Number 33-56770.


--------------------------------------------------------------------------------
Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940. The Rule 24f-2 Notice for Registrant's fiscal year 1998 was filed within 90 days of the close of the fiscal year. CHC2
--------------------------------------------------------------------------------

                  CROSS REFERENCE SHEET PURSUANT TO RULE 495(a)

              N-4 Item No.                                                                                        Prospectus Heading

1.            Cover Page                                                                                                  Cover Page

2.            Definitions                                                                                          Glossary of Terms

3.            Synopsis or Highlights                                               What are Some of the Key Features of the Annuity?
                                                                                               Summary of Contract, Fees and Charges

4.            Condensed Financial Information                                                  Condensed Financial Information About
                                                                                                                 Separate Accoount B

5.            General Description of Registrant, Depositor                                                  Who Is American Skandia?
              and Portfolio Companies                                                                    What Are Separate Accounts?

6.            Deductions                                                                        Investment Options, Fees and Charges

7.            General Description of Variable Annuity Contracts                                 Purchasing Your Annuity, Why Would I
                                                                                                    Choose to Purchase this Annuity?
                                                                                  What  are Some of the Key Features of the Annuity?

8.            Annuity Period                                                                            Managing Your Account Value,
                                                                                                             Access to Account Value

9.            Death Benefit                                                         What Triggers  the Payment of a  Death  Benefit?
                                                                       What Options are Available to my  Beneficiary  upon my Death?
                                                                                            When Do You Determine the Death Benefit?

10.           Purchases and Contract Value                                                               Managing Your Account Value

11.           Redemptions                                                           Access to Account Value, Valuing Your Investment

12.           Taxes                                                                                               Tax Considerations

13.           Legal Proceedings                                                                                    Legal Proceedings

14.           Table of Contents of the Statement of Additional Information                                     Available Information


                                                                                                                         SAI Heading

15.           Cover Page                                                                         Statement of Additional Information

16.           Table of Contents                                                                                    Table of Contents

17.           General Information and History                                             General Information About American Skandia

18.           Services                                                                                          Independent Auditors

19.           Purchase of Securities Being Offered                                           Noted in Prospectus under Managing Your
                                                                                                                       Account Value

20.           Underwriters                                                                        Principal Underwriter/Distribution

                                                          (Continued)


                                         CROSS REFERENCE SHEET PURSUANT TO RULE 495(a)

              N-4 Item No.                                                                                              SAI Headings

21.           Calculation of Performance Data                                                     How Performance Data is Calculated

22.           Annuity Payments                                                     Noted in Prospectus under Access to Account Value

23.           Financial Statements                                                                                        Appendix A


                                                                                                                      Part C Heading

24.           Financial Statements and Exhibits                                                                 Financial Statements
                                                                                                                        and Exhibits

25.           Directors and Officers of the Depositor                                            Noted in Prospectus under Executive
                                                                                                              Officers and Directors

26.           Persons Controlled by or Under                                                                Persons Controlled By or
              Common Control with the                                                                  Under Common Control with the
              Depositor or Registrant                                                                        Depositor or Registrant

27.           Number of Contractowners                                                                      Number of Contractowners

28.           Indemnification                                                                                        Indemnification

29.           Principal Underwriters                                                                          Principal Underwriters

30.           Location of Accounts and Records                                                                  Location of Accounts
                                                                                                                         and Records

31.           Management Services                                                                                Management Services

32.           Undertakings                                                                                              Undertakings




                                     AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                 One Corporate Drive, Shelton, Connecticut 06484

This Prospectus describes a flexible premium deferred annuity (the "Annuity") offered by American Skandia Life Assurance Corporation ("we", "our" or "us"). The Annuity may be offered as an individual annuity contract or as an interest in a group annuity. This Prospectus describes the important features of the Annuity and what you should consider before purchasing the Annuity. We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described on page 41. The Annuity or certain of its investment options may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and/or regulations. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.

WHY WOULD I CHOOSE TO PURCHASE THIS ANNUITY?
This Annuity is frequently used for retirement planning. It may be used as an investment vehicle for an IRA, SEP-IRA, Roth IRA, Section 401(a) plans (defined benefit plans and defined contribution plans such as 401(k), profit sharing and money purchase plans) or Tax Sheltered Annuity (or 403(b)). It may also be used for other purposes that are not "qualified" investments. The Annuity allows you to invest your money in a number of variable investment options as well as in one or more fixed investment options. You are not taxed on any investment gains the Annuity earns until you make a withdrawal from the Annuity or begin to receive annuity payments. This feature, referred to as "tax-deferral", can be beneficial to the growth of your Account Value because money that would otherwise be needed to pay taxes on investment gains each year remains invested and can earn additional money. However, because the Annuity is designed for long-term retirement savings, a 10% penalty tax may be applied on withdrawals you make before you reach age 59 1/2.

WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITY?
|X| The Annuity is a "flexible premium deferred annuity." It is called "flexible premium" because you have considerable flexibility in the timing and amount of premium payments. Generally, investors "defer" receiving annuity payments until after an accumulation period.
|X| This Annuity offers both variable and fixed investment options. If you allocate your Account Value to variable investment options, the value of your Annuity will vary daily to reflect the investment performance of the underlying investment options. Fixed investment options of different durations are offered that are guaranteed by us, but may have a Market Value Adjustment.
|X| The Annuity features two distinct phases - the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more underlying investment options. The variable investment options, each a Class 2 Sub-account of American Skandia Life Assurance Corporation Variable Account B, invest in an underlying mutual fund portfolio. Currently, portfolios of the following underlying mutual funds are being offered: American Skandia Trust, The Alger American Fund, Montgomery Variable Series, Wells Fargo LAT Trust and Rydex Variable Trust.
|X| During the payout period, commonly called "annuitization," you can elect to receive fixed annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments.
|X| The Annuity provides an additional 1% credit on Purchase Payments made within the first year and may provide certain additional benefits if your Account Value has not reached a Target Value on its 10th anniversary.
|X| This Annuity offers a basic Death Benefit. It also offers two Optional Death Benefits that provide an enhanced level of protection for your beneficiary(ies) for an additional charge.
|X| There is no Contingent Deferred Sales Charge on surrenders or withdrawals. You can withdraw Account Value from your Annuity free of any charges.
|X| Transfers between investment options are tax-free. You may make twelve transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.
|X| This Annuity is designed for use in connection with investment advisory services provided by an Advisor.

--------------------------------------------------------------------------------
These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in this annuity involves certain investment risks, including possible loss of principal.

------------------------------------------------------------------------------------------------------------------------------------
THESE  SECURITIES  HAVE NOT BEEN  APPROVED  OR  DISAPPROVED  BY THE  SECURITIES  AND  EXCHANGE  COMMISSION  OR ANY STATE  SECURITIES
COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES  COMMISSION  PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION  TO THE CONTRARY IS A CRIMINAL  OFFENSE.  PLEASE READ THIS  PROSPECTUS AND THE CURRENT  PROSPECTUS FOR THE UNDERLYING
MUTUAL FUNDS.  KEEP THEM FOR FUTURE REFERENCE.
------------------------------------------------------------------------------------------------------------------------------------
                                            FOR FURTHER INFORMATION CALL 1-800-752-6342.
Prospectus Dated: May 3, 1999                                                 Statement of Additional Information Dated: May 3, 1999
CH2-PROS- (05/99)                                                                                                         CHOICE2000

HOW DO I PURCHASE THIS ANNUITY?
We sell the Annuity through licensed, registered financial professionals. The Annuity may also be purchase directly from us. We may require satisfactory evidence that you have engaged the services of an Advisor. You must complete an application and submit a minimum initial purchase payment of $10,000. We may allow you to make a lower initial purchase payment provided that the purchase payments received in the first Annuity Year total at least $10,000. There is no age restriction to purchase the Annuity.
However, the basic Death Benefit provides greater protection for persons under age 85.

TABLE OF CONTENTS


GLOSSARY OF TERMS..................................................................................................................5


SUMMARY OF CONTRACT FEES AND CHARGES...............................................................................................6


EXPENSE EXAMPLES...................................................................................................................8


INVESTMENT OPTIONS.................................................................................................................9

   WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?.............................................................10
   WHAT ARE THE FIXED INVESTMENT OPTIONS?.........................................................................................15

FEES AND CHARGES..................................................................................................................15

   WHAT ARE THE CONTRACT FEES AND CHARGES?........................................................................................15
   WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?..................................................................16
   WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?...................................................................................16
   WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYOUT?..............................................................................16

PURCHASING YOUR ANNUITY...........................................................................................................16

   WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?..........................................................................17

MANAGING YOUR ANNUITY.............................................................................................................17

   MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?................................................................17
   MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?..................................................................................17
   MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?.......................................................................................18
   MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?...................................................................18
   MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?...............................................................18

MANAGING YOUR ACCOUNT VALUE.......................................................................................................18

   HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?...................................................................................18
   ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?.....................................................18
   DO YOU OFFER DOLLAR COST AVERAGING?............................................................................................19
   DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?...............................................................................19
   DO YOU OFFER A PROGRAM TO BALANCE FIXED AND VARIABLE INVESTMENTS?..............................................................19
   MAY I AUTHORIZE MY FINANCIAL REPRESENTATIVE TO MANAGE MY ACCOUNT?..............................................................20
   HOW DO THE FIXED INVESTMENT OPTIONS WORK?......................................................................................20
   HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?..............................................................................20
   HOW DOES THE MARKET VALUE ADJUSTMENT WORK?.....................................................................................20
   WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?.................................................................................21

AMERICAN SKANDIA'S PERFORMANCE ADVANTAGE..........................................................................................21


ACCESS TO ACCOUNT VALUE...........................................................................................................23

   WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?...............................................................................23
   ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?..................................................................................23
   CAN I WITHDRAW A PORTION OF MY ANNUITY?........................................................................................24
   CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?...............................................24
   DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(T) OF THE INTERNAL REVENUE CODE?.......................................24
   WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?.............................................................24
   CAN I SURRENDER MY ANNUITY FOR ITS VALUE?......................................................................................24
   WHAT TYPES OF ANNUITY PAYMENT OPTIONS ARE AVAILABLE UPON ANNUITIZATION?........................................................24
   HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?...........................................................................25
   HOW ARE ANNUITY PAYMENTS CALCULATED?...........................................................................................25

DEATH BENEFIT.....................................................................................................................25

   WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?..................................................................................25
   DEATH BENEFIT OPTIONS..........................................................................................................25

VALUING YOUR INVESTMENT...........................................................................................................28

   HOW IS MY ACCOUNT VALUE DETERMINED?............................................................................................28
   WHAT IS THE SURRENDER VALUE OF MY ANNUITY?.....................................................................................28
   HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?....................................................................................29
   HOW DO YOU VALUE FIXED ALLOCATIONS?............................................................................................29
   WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?....................................................................................29

TAX CONSIDERATIONS................................................................................................................29

   WHAT ARE SOME OF THE FEDERAL TAX CONSIDERATIONS OF THIS ANNUITY?...............................................................29
   HOW ARE AMERICAN SKANDIA AND THE SEPARATE ACCOUNTS TAXED?......................................................................30
   IN GENERAL, HOW ARE ANNUITIES TAXED?...........................................................................................30
   HOW ARE DISTRIBUTIONS TAXED?...................................................................................................30
   WHAT TAX CONSIDERATIONS ARE THERE FOR TAX-QUALIFIED RETIREMENT PLANS OR QUALIFIED CONTRACTS?...................................31
   HOW ARE DISTRIBUTIONS FROM QUALIFIED CONTRACTS TAXED?..........................................................................32
   GENERAL TAX CONSIDERATIONS.....................................................................................................33

GENERAL INFORMATION...............................................................................................................34

   HOW WILL I RECEIVE STATEMENTS AND REPORTS?.....................................................................................34
   WHO IS AMERICAN SKANDIA?.......................................................................................................35
   WHAT ARE SEPARATE ACCOUNTS?....................................................................................................35
   WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?...........................................................................36
   WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?.........................................................................36
   AVAILABLE INFORMATION..........................................................................................................37
   INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE................................................................................38
   HOW TO CONTACT US..............................................................................................................38
   INDEMNIFICATION................................................................................................................38
   LEGAL PROCEEDINGS..............................................................................................................38
   EXECUTIVE OFFICERS AND DIRECTORS...............................................................................................38
   CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION............................................................................41

APPENDIX A -FINANCIAL INFORMATION ABOUT AMERICAN SKANDIA...........................................................................1

SELECTED FINANCIAL DATA ...........................................................................................................2
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS..............................................3
AUDITED CONSOLIDATED FINANCIAL STATEMENTS OFAMERICAN SKANDIA LIFE ASSURANCE
CORPORATION........................................................................................................................1


APPENDIX B -CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B...............................................................1


APPENDIX C-1 -ADVISOR'S CHOICE PRIOR CONTRACT......................................................................................1


APPENDIX C-2 -ADVISOR'S DESIGN PRIOR CONTRACT......................................................................................4

                                GLOSSARY OF TERMS

Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

Account Value: The value of each allocation to a Sub-account or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Annual Maintenance Fee. The Account Value includes any additional amounts we applied to your Purchase Payments that we are entitled to recover upon surrender of your Annuity. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine Account Value for your entire Annuity. The Account Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment.

Advisor: A person or entity which:
|X| is registered under the Investment Advisers Act of 1940, as amended, and, where applicable, under equivalent state law or regulation regarding the registration of investment advisors; or
|X|  may  provide   investment   advisory  services  but  is  exempt  from  such
     registration.

Annuity Date: The date you choose for annuity payments to commence. There may be a maximum Annuity Date in certain states.

Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Fixed Allocation: An allocation of Account Value that is to be credited a fixed rate of interest for a specified Guarantee Period during the accumulation period.

Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

Interim Value: As of any particular date, the initial value allocated to the Fixed Allocation plus all interest credited to the Fixed Allocation as of the date calculated, less any transfers or withdrawals from the Fixed Allocation.

Issue Date: The effective date of your Annuity.

MVA: A market value adjustment used in the determination of Account Value of each Fixed Allocation on a day other than such Fixed Allocation's Maturity Date.

Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus the Annual Maintenance Fee and any additional amounts we applied to your Purchase Payments that we are entitled to recover upon surrender of your Annuity. There is no Contingent Deferred Sales Charge upon surrender.

Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

SUMMARY OF CONTRACT FEES AND CHARGES

Below is a summary of the fees and expenses we charge for the Annuity. Some charges are assessed against your Annuity while others are assessed against assets allocated to the variable investment options. The charges that are assessed against the Annuity include the Annual Maintenance Fee, Transfer Fee and the Tax Charge. The charge that is assessed against the variable investment options is the Insurance Charge, which is the combination of a mortality and expense risk charge and a charge for administration of the Annuity. Each underlying mutual fund portfolio assesses a charge for investment management and for other expenses. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying funds. In certain states, a premium tax charge may be applicable. All of these fees and expenses are described in more detail within this Prospectus.


------------------------------------------------------------------------------------------------------------------------------------
                            Your Transaction Expenses
------------------------------------------------------------------------------------------------------------------------------------
------------------------------- ------------------------------------------------------------- --------------------------------------
                                                        Amount Deducted/
         Fee/Expense                                 Description Of Charge                                    When Deducted
------------------------------- ------------------------------------------------------------- --------------------------------------
------------------------------- ------------------------------------------------------------- --------------------------------------
Contingent Deferred Sales                                                                            There is no Contingent Deferred
Charge                                                   Not Applicable                         Sales Charge deducted upon surrender
The charge is a percentage of                                                                             or partial withdrawal
each applicable purchase
payment
------------------------------- ------------------------------------------------------------- --------------------------------------
------------------------------- ------------------------------------------------------------- --------------------------------------
Annual Maintenance Fee                       Smaller of $35 or 2% of Account Value                     Annually on the contract's
                                      (Only applicable if Account Value is under $50,000)         anniversary date or upon surrender
------------------------------- ------------------------------------------------------------- --------------------------------------
-------------------------------
Transfer Fee                                                 $10.00                             After the 12th transfer each annuity
                                                                                                                  year
------------------------------- ------------------------------------------------------------- --------------------------------------
------------------------------- ------------------------------------------------------------- --------------------------------------
Tax Charge                         Depends on the requirements of the applicable jurisdiction                    Various

------------------------------- ------------------------------------------------------------- --------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                       Annual Expenses of the Sub-Accounts
      (as a percentage of the average daily net assets of the Sub-accounts)
------------------------------- ------------------------------------------------------------- --------------------------------------
Mortality & Expense Risk
Charge                                                       0.50%
                                                                                                                  Daily
Administration Charge                                        0.15%

Total  Annual  Expenses of the          0.65% per year of the value of each Sub-account              Applies to Variable Investment
Sub-accounts*                                                                                                 Options only
------------------------------- ------------------------------------------------------------- --------------------------------------

* The combination of the Mortality and Expense Risk Charges and Administration Charge is referred to as the "Insurance Charge" elsewhere in this prospectus. Prior to July 1, 1994, total annual expenses for Class 2 Sub-accounts of the Separate Account were 1.90%, including an investment allocation service charge of 1.00% and 0.90% for what we now refer to as the "Insurance Charge." Effective July 1, 1994, we no longer deducted the investment allocation service charge; total annual expenses were then 0.90%.
Effective May 1, 1998, the Insurance Charge was further reduced to 0.65%.

--------------------------------------------------------------------------------
                                Optional Benefits
We offer two different Optional Death Benefits that provide an enhanced level of protection for your beneficiary(ies). Please refer to the section entitled "Death Benefit" for a complete discussion of the Optional Death Benefits we offer.

------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------- -------------------------------------------------------------------------------------

            Death Benefit Option                 Death Benefit equal to the greater of:            Additional Charge (annually)
---------------------------------------------- -------------------------------------------------------------------------------------
---------------------------------------------- -------------------------------------------------------------------------------------
                                               1.   Account Value (no MVA)
                                               2.   Sum of Purchase Payments minus
                  OPTION 1                          the proportional impact of                  0.30% of the current Death Benefit
                                                    withdrawals increasing at 5.0%
                                                    annually
                                               3.   Highest Anniversary Value
---------------------------------------------- -------------------------------------------------------------------------------------
---------------------------------------------- -------------------------------------------------------------------------------------
                                               1.   Account Value (no MVA)
                                               2.   Sum of Purchase Payments minus
                  OPTION 2                          the proportional impact of                  0.50% of the current Death Benefit
                                                    withdrawals increasing at 7.2%
                                                    annually
                                               3.   Highest Anniversary Value
---------------------------------------------- -------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Underlying Mutual Fund Portfolio Annual Expenses
    (as a percentage of the average net assets of the underlying Portfolios)
--------------------------------------------------------------------------------

Below are the investment management fee, other expenses, and the total annual expenses for each underlying Portfolio as of December 31, 1998. The total annual expenses are the sum of the investment management fee and other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the underlying Portfolios, a portion of the management fee is being waived and/or other expenses are being partially reimbursed. "N/A" indicates that no portion of the management fee and/or other expenses is being waived and/or reimbursed. Any footnotes about expenses appear after the list of all the portfolios. Those portfolios whose name includes the prefix "AST" are portfolios of American Skandia Trust. The underlying mutual fund portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details.

-------------------------------------------- ----------------- ---------------- ---------------- ------------------ ----------------

                                                Management          Other         Total Annual        Fee Waivers       Net Annual
           UNDERLYING PORTFOLIO                    Fees           Expenses          Portfolio        and Expense           Fund
                                                                                    Operating       Reimbursement       Operating
                                                                                    Expenses                             Expenses

-------------------------------------------- ----------------- ---------------- ---------------- ------------------ ----------------
AST Founders Passport                             1.00%             0.30%             1.30%               N/A              1.30%
AST T. Rowe Price International Equity            1.00%             0.25%             1.25%               N/A              1.25%
AST AIM International Equity(1)                   0.87%             0.26%             1.13%               N/A              1.13%
AST Janus Overseas Growth                         1.00%             0.27%             1.27%               N/A              1.27%
AST American Century International Growth         1.00%             0.65%             1.65%               N/A              1.65%
AST Janus Small-Cap Growth(2)                     0.90%             0.22%             1.12%               N/A              1.12%
AST Kemper Small-Cap Growth(3)                    0.95%             0.60%             1.55%              0.20%             1.35%
AST Lord Abbett Small Cap Value                   0.95%             0.36%             1.31%               N/A              1.31%
AST T. Rowe Price Small Company Value             0.90%             0.21%             1.11%               N/A              1.11%
AST Neuberger Berman Mid-Cap Growth(4)            0.90%             0.17%             1.07%               N/A              1.07%
AST Neuberger Berman Mid-Cap Value(5)             0.90%             0.15%             1.05%               N/A              1.05%
AST T. Rowe Price Natural Resources               0.90%             0.26%             1.16%               N/A              1.16%
AST Oppenheimer Large-Cap Growth(6)               0.90%             0.22%             1.12%               N/A              1.12%
AST Marsico Capital Growth                        0.90%             0.21%             1.11%               N/A              1.11%
AST JanCap Growth                                 0.90%             0.14%             1.04%              0.02%             1.02%
AST Bankers Trust Enhanced 500                    0.60%             0.26%             0.86%              0.06%             0.80%
AST Cohen & Steers Realty                         1.00%             0.30%             1.30%               N/A              1.30%
AST American Century Income & Growth(7)           0.75%             0.25%             1.00%               N/A              1.00%
AST Lord Abbett Growth and Income                 0.75%             0.16%             0.91%               N/A              0.91%
AST INVESCO Equity Income                         0.75%             0.18%             0.93%               N/A              0.93%
AST AIM Balanced(8)                               0.74%             0.26%             1.00%               N/A              1.00%
AST American Century Strategic Balanced           0.85%             0.28%             1.13%               N/A              1.13%
AST T. Rowe Price Asset Allocation                0.85%             0.24%             1.09%               N/A              1.09%
AST T. Rowe Price International Bond              0.80%             0.31%             1.11%               N/A              1.11%
AST Federated High Yield                          0.75%             0.20%             0.95%               N/A              0.95%
AST PIMCO Total Return Bond                       0.65%             0.18%             0.83%               N/A              0.83%
AST PIMCO Limited Maturity Bond                   0.65%             0.21%             0.86%               N/A              0.86%
AST Money Market                                  0.50%             0.16%             0.66%              0.06%             0.60%

The Alger  American Fund - Growth                 0.75%            0.04%             0.79%               N/A              0.79%
portfolio
The Alger  American Fund - MidCap Growth          0.80%            0.04%             0.84%               N/A              0.84%
portfolio

Montgomery Variable Series - Emerging             1.25%            0.56%             1.81%              0.06%             1.75%
Markets portfolio

Wells Fargo LAT Trust - Equity Value              0.59%            1.93%             2.52%              1.43%             1.09%
portfolio
------------------------------------------------------------------------------------------------------------------------------------

Rydex Variable Trust - Nova portfolio             0.74%            1.47%             2.21%              0.03%             2.18%
Rydex Variable Trust - Ursa portfolio             0.90%            1.57%             2.47%              0.17%             2.30%
Rydex Variable Trust - OTC portfolio              0.72%            1.24%             1.96%               N/A              1.96%
------------------------------------------------------------------------------------------------------------------------------------

1 Prior to May 3, 1999, the Investment Manager had engaged Putnam Investment Management, Inc. as Sub-Advisor for the Portfolio (formerly the AST Putnam Value Growth & Income portfolio).
2 Prior to January 1, 1999, the Investment Manager had engaged Founders Asset Management, LLC as Sub-advisor for the Portfolio (formerly the Founders Capital Appreciation portfolio).
3    This portfolio commenced operations in January 1999.
4 Prior to May 1, 1998, the Investment Manager had engaged Berger Associates, Inc. as Sub-advisor for the Portfolio (formerly, the Berger Capital Growth portfolio), for a total Investment Management fee payable at the annual rate of .75% of the average daily nets assets of the Portfolio. As of May 1, 1998, the Investment Manager engaged Neuberger Berman Management Incorporated as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of 0.90% of the first $1 billion of the average daily net assets of the Portfolio plus .85% of the Portfolio's average daily net assets in excess of $1 billion. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager.
5 Prior to May 1, 1998, the Investment Manager had engaged Federated Investment Counseling as Sub-advisor for the Portfolio (formerly, the Federated Utility Income portfolio), for a total Investment Management fee payable at the annual rate of .75% of the first $50 million of the average daily net assets of the Portfolio, plus .60% of the Portfolio's average daily net assets in excess of $50 million. As of May 1, 1998, the Investment Manager engaged Neuberger Berman Management Incorporated as
     Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of 0.90% of the first $1 billion of the average daily net assets of the Portfolio plus .85% of the Portfolio's average daily net assets in excess of $1 billion. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager.
6 Prior to January 1, 1999, the Investment Manager had engaged Robertson, Stephens & Company Investment Management, L.P. as Sub-advisor for the Portfolio (formerly the Robertson Stephens Value + Growth portfolio), and the total Investment Management fee was at the annual rate of 1.00% of the average daily net assets of the Portfolio. As of January 1, 1998, the Investment Manager engaged OppenheimerFunds, Inc. as Sub-advisor for the Portfolio, and the Investment Management fee is payable at the annual rate of 0.90% of the first $1 billion of the average daily net assets of the Portfolio, plus .85% of the Portfolio's average daily net assets in excess of $1 billion. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager.
7 Prior to May 3, 1999, the Investment Manager had engaged Putnam Investment Management, Inc. as Sub-Advisor for the Portfolio (formerly the AST Putnam International Equity portfolio).
8 Prior to May 3, 1999, the Investment Manager had engaged Putnam Investment Management, Inc. as Sub-Advisor for the Portfolio (formerly the AST Putnam Balanced portfolio).

EXPENSE EXAMPLES
These examples are designed to assist you in understanding the various costs and expenses you will incur with the Annuity over certain periods of time based on specific assumptions. The examples reflect expenses of our Sub-accounts, as well as those of the underlying mutual fund portfolios. The Securities and Exchange Commission ("SEC") requires these examples.

The examples shown assume that: (a) you only allocate Account Value in the Sub-accounts; (b) fees and expenses remain constant; (c) you make no withdrawals of Account Value during the period shown; (d) you make no transfers, withdrawals, surrender or other transaction that we charge a fee during the period shown; (e) no tax charge applies; (f) when deducted, the $35 Annual Maintenance Fee is represented as a .15% charge based on our assumed average contract size; and (g) the expenses throughout the period for the underlying mutual fund portfolios will be the "Net Annual Fund Operating Expenses," as shown above in the section entitled "Underlying Mutual Fund Portfolio Annual Expenses." The examples do not reflect the charge for any optional benefits that may be offered under the Annuity. The examples do not reflect the impact of any Target Value Credits that may be applied to Purchase Payments within the first Annuity Year.

THE  EXAMPLES  ARE  ILLUSTRATIVE   ONLY  -  THEY  SHOULD  NOT  BE  CONSIDERED  A
REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Expense Examples
                                                 (amounts shown are rounded to the nearest dollar)
------------------------------------------------------------------------------------------------------------------------------------


                                         ------------------------------------------- -- -------------------------------------------
                                         If your initial  Purchase Payment is at            If your  initial  Purchase  Payment  is
                                         least $50,000 and at the beginning of              below $50,000 and at the beginning of
                                         each Annuity Year your Account Value              each Annuity Year your Account Value is
                                         is $50,000 or higher, so that the                  below $50,000, so that the maintenance
                                         maintenance fee does not apply:                    fee applies:


                                         ------------------------------------------- -- -------------------------------------------



                                             After:                                         After:
------------------------------------------------------------------------------------------------------=-----------------------------
-------------------------------------------- --------- ---------- --------- ---------- --- --------- --------- ---------- ----------
Sub-Account:                                 1 Year    3 Years    5 Years   10 Years       1 Year    3 Years    5 Years    10 Years
-------------------------------------------- --------- ---------- --------- ---------- --- --------- --------- ---------- ----------
AST Founders Passport                           21        66        113        241            20        62         106        228
AST T. Rowe Price International Equity          21        65        111        238            19        60         103        223
AST AIM International Equity                    20        61        104        224            18        56         97         210
AST Janus Overseas Growth                       21        65        111        238            20        61         105        227
AST American Century International Growth       25        77        131        278            24        73         124        265
AST Janus Small-Cap Growth                      20        61        104        223            18        56         96         208
AST Kemper Small-Cap Growth                     22        68        116        248            20        63         108        233
AST Lord Abbett Small Cap Value                 22        67        114        244            20        62         107        230
AST T. Rowe Price Small Company Value           20        61        104        222            18        56         96         208
AST Neuberger Berman Mid-Cap Growth             19        59        101        218            18        55         94         204
AST Neuberger Berman Mid-Cap Value              19        58        100        215            17        54         93         201
AST T. Rowe Price Natural Resources             20        62        106        228            19        58         99         214
AST Oppenheimer Large-Cap Growth                20        61        104        223            18        56         96         208
AST Marsico Capital Growth                      20        61        104        222            18        56         96         208
AST JanCap Growth                               19        58         99        212            17        53         91         198
AST Bankers Trust Enhanced 500                  16        50         86        187            15        46         79         174
AST Cohen & Steers Realty                       21        66        113        241            20        62         106        228
AST American Century Income & Growth            18        56         97        209            17        52         90         197
AST Lord Abbett Growth and Income               17        54         93        200            16        50         86         188
AST INVESCO Equity Income                       18        55         94        202            16        50         86         188
AST AIM Balanced                                18        56         97        209            17        52         90         197
AST American Century Strategic Balanced         20        61        104        224            18        56         97         210
AST T. Rowe Price Asset Allocation              19        59        102        219            18        55         95         207
AST T. Rowe Price International Bond            20        61        104        222            18        56         96         208
AST Federated High Yield                        18        55         95        205            16        50         87         190
AST PIMCO Total Return Bond                     17        52         89        192            15        47         81         178
AST PIMCO Limited Maturity Bond                 17        52         90        195            15        48         83         181
AST Money Market                                14        44         76        165            13        40         69         152

AA Growth                                       16        50         86        186            15        46         79         173
AA MidCap Growth                                17        52         89        192            15        47         81         178

MV Emerging Markets                             26        80        136        288            25        76         129        275

WF LAT Trust Equity Value                       19        59        102        219            18        55         95         207

Rydex Nova                                      30        93        158        331            29        89         151        318
Rydex Ursa                                      32        97        164        343            30        92         157        329
Rydex OTC                                       28        86        147        309            27        82         140        297
-------------------------------------------- --------- ---------- --------- ---------- --- --------- --------- ---------- ----------

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

Each variable investment option is a Class 2 Sub-account of American Skandia Life Assurance Corporation Variable Account B (see "What are Separate Accounts" for more detailed information.) Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a short description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those portfolios whose name includes the prefix "AST" are portfolios of American Skandia Trust. The investment manager for AST is American Skandia Investment Services, Inc. ("ASISI"), an affiliated company. However, a sub-advisor, as noted below, is engaged to conduct day-to-day investment decisions. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. There is no guarantee that any underlying mutual fund portfolio will meet its investment objective.

Please refer to Appendix B for certain required financial information related to the historical performance of the Sub-accounts.

------------------- ------------------------------------------------------------------------------------------------ ---------------
                                                                                                                         PORTFOLIO
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                        ADVISOR/
       TYPE                                                                                                             SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ ---------------
                    AST Money  Market:  seeks to  maximize  current  income  and
  CAPITAL           maintain high levels of liquidity. The Portfolio attempts to                                         J.P. Morgan
  PRESERVATION      accomplish  its objective by  maintaining a  dollar-weighted                                         Investment
                    average  maturity of not more than 90 days and by  investing                                     Management Inc.
                    in securities  which have  effective  maturities of not more than 397 days.
------------------- ------------------------------------------------------------------------------------------------ ---------------
                    AST PIMCO Limited  Maturity  Bond:  seeks to maximize  total return,  consistent with preservation of capital and prudent
  SHORT-TERM        investment  management.  The  Portfolio  will  invest  in  a                                  Pacific Investment
     BOND           diversified portfolio of fixed-income  securities of varying                                          Management
                    maturities.  The average portfolio duration of the Portfolio                                             Company
                    generally  will vary within a one- to three-year  time frame based on the Sub-advisor's forecast for interest rates.
------------------- ------------------------------------------------------------------------------------------------ ---------------
                    AST PIMCO Total Return Bond:  seeks to maximize total return
                    consistent   with   preservation   of  capital  and  prudent
                    investment  management.  The  Portfolio  will  invest  in  a                                  Pacific Investment
  LONG-TERM         diversified portfolio of fixed-income  securities of varying                                          Management
    BOND            maturities.  The average portfolio duration of the Portfolio                                             Company
                    generally  will vary within a three- to six-year  time frame based on the Sub-advisor's forecast for interest rates.
------------------- ------------------------------------------------------------------------------------------------ ---------------
                    AST  Federated  High  Yield:  seeks high  current  income by investing  primarily  in a  diversified  portfolio  of fixed income securities. The Portfolio will invest at least 65% of
                    its assets in lower-rated  corporate fixed income securities                                Federated Investment
 HIGH YIELD         ("junk  bonds").  These fixed income  securities may include                                          Counseling
    BOND            preferred stocks, convertible securities, bonds, debentures, notes,  equipment  lease  certificates  and equipment  trust certificates.  A fund that invests  primarily in lower-rated fixed income  securities will be subject to greater risk and share price  fluctuation  than a typical  fixed income fund, and may be subject  to an amount of risk that is  comparable to or greater than many equity funds.
------------------- ------------------------------------------------------------------------------------------------ ---------------
                    AST T. Rowe Price  International Bond: seeks to provide high
                    current   income  and  capital   growth  by   investing   in
                    high-quality,    non   dollar-denominated   government   and
                    corporate  bonds  outside the United  States.  The Portfolio will  invest  at least 65% of its  assets  in  high-quality,
 INTER-             non-U.S.  dollar denominated  government and corporate bonds                                  Rowe Price-Fleming
 NATIONAL           outside  the  United  States.   The  Sub-advisor  bases  its                                 International, Inc.
   BOND             investment decisions on fundamental market factors, currency trends, and credit quality.  The Portfolio generally invests in countries where the  combination of fixed-income  returns and currency exchange rates appears  attractive,  or, if the
                    currency  trend  is   unfavorable,   where  the  Sub-advisor
                    believes  that the currency  risk can be  minimized  through hedging.  The  Portfolio  may also  invest  up to 20% of its assets in below  investment-grade,  high-risk  bonds  ("junk bonds"), including bonds in default or those with the lowest rating.
------------------- ------------------------------------------------------------------------------------------------ ---------------
                    AST T. Rowe Price  Asset  Allocation:  seeks a high level of
                    total  return  by  investing   primarily  in  a  diversified
                    portfolio  of  fixed  income  and  equity  securities.   The
                    Portfolio  normally invests  approximately  60% of its total
  ASSET             assets  in  equity   securities  and  40%  in  fixed  income                                       T. Rowe Price
  ALLOCATION        securities.   The  Sub-advisor   concentrates  common  stock                                    Associates, Inc.
                    investments in larger, more established  companies,  but the
                    Portfolio may include small and medium-sized  companies with good  growth  prospects.  The fixed  income  portion  of the
                    Portfolio   will  be  allocated   among   investment   grade
                    securities, high yield or "junk" bonds, foreign high quality debt securities and cash reserves.
------------------- ------------------------------------------------------------------------------------------------ ---------------
                    AST  American  Century  Strategic  Balanced:  seeks  capital growth  and  current  income.  The  Sub-advisor  intends  to maintain  approximately  60% of the  Portfolio's  assets  in equity securities and the remainder in bonds and other fixed
   BALANCED         income  securities.  Both the  Portfolio's  equity and fixed                                    American Century
                    income  investments  will  fluctuate  in value.  The  equity                                          Investment
                    securities  will fluctuate  depending on the  performance of                                    Management, Inc.
                    the companies that issued them,  general market and economic
                    conditions,   and  investor  confidence.  The  fixed  income
                    investments will be affected  primarily by rising or falling interest rates and the credit quality of the issuers.
                    ------------------------------------------------------------------------------------------------ ---------------
                    AST  AIM  Balanced:  seeks  to  provide  a  well-diversified portfolio of stocks and bonds that will produce both capital growth and current  income.  The Portfolio  attempts to meet
                    its objective by investing, normally, a minimum of 30% and a                                       A I M Capital
                    maximum of 70% of its total assets in equity  securities and                                    Management, Inc.
                    a minimum of 30% and a maximum of 70% of its total assets in
                    non-convertible   debt  securities.   The  Sub-Advisor  will
                    primarily  purchase equity  securities for growth of capital and debt securities for income purposes.
------------------- ------------------------------------------------------------------------------------------------ ---------------
                    AST Cohen & Steers  Realty:  seeks to maximize  total return through investment in real estate securities.  The Portfolio
                    pursues  its   investment   objective   by   seeking,   with
                    approximately  equal  emphasis,  capital  growth and current                                     Cohen & Steers
  REAL ESTATE       income.  Under  normal  circumstances,  the  Portfolio  will                            Capital Management, Inc.
    (REIT)          invest  substantially  all  of  its  assets  in  the  equity securities  of real estate  companies,  i.e., a company that derives  at least 50% of its  revenues  from the  ownership, construction,  financing,  management or sale of real estate or that has at least 50% of its assets in real estate.  Real estate companies may include real estate  investment  trusts or REITs.
------------------- ------------------------------------------------------------------------------------------------ ---------------
                    AST INVESCO Equity  Income:  seeks high current income while
                    following  sound   investment   practices.   Capital  growth
                    potential is an additional, but secondary,  consideration in
  EQUITY            the selection of portfolio  securities.  The Portfolio seeks                                       INVESCO Funds
  INCOME            to achieve its  objective by investing  in  securities  that                                         Group, Inc.
                    will provide a relatively  high yield and stable  return and that,  over a period  of  years,  may also  provide  capital appreciation.  The  Portfolio  normally will invest at least
                    65%  of its  assets  in  dividend-paying  common  stocks  of domestic and foreign issuers.
------------------ ------------------------------------------------------------------------------------------------ ----------------
                    AST Bankers  Trust  Enhanced 500:  seeks to  outperform  the
                    Standard & Poor's 500 Composite  Stock Price Index (the "S&P
                    500(R)")  through  stock  selection  resulting  in different
 ENHANCED           weightings  of common  stocks  relative  to the  index.  The
   INDEX            Portfolio  will  invest in the  common  stocks of  companies                               Bankers Trust Company
                    included in the S&P 500(R).  The majority of the issues held by the  Portfolio  will have neutral  weightings  to the S&P
                    500, but  approximately  100 will be over- or under-weighted relative to the index.
------------------- ------------------------------------------------------------------------------------------------ ---------------
                    AST American  Century Income & Growth:  seeks capital growth with current income as a secondary objective.  The Portfolio
                    invests  primarily in common stocks that offer potential for                                    American Century
                    capital  growth,  and may,  consistent  with its  investment                         Investment Management, Inc.
                    objectives,  invest  in  stocks  that  offer  potential  for current  income.  The  Sub-adviser  utilizes a  quantitative management  technique  with a goal  of  building  an  equity portfolio  that  provides  better  returns  than the S&P 500
                    Index  without  taking on  significant  additional  risk and while  attempting  to create a  dividend  yield that will be greater than the S&P 500 Index.
                    ------------------------------------------------------------------------------------------------ ---------------
 GROWTH             AST Lord Abbett Growth and Income: seeks long-term growth of
    &               capital  and  income  while  attempting  to avoid  excessive
 INCOME             fluctuations  in market value.  The Portfolio  normally will invest in common  stocks (and  securities  convertible  into
                    common stocks).  The Sub-advisor  will take a value-oriented                                  Lord, Abbett & Co.
                    approach, in that it will try to keep the Portfolio's assets invested in securities that are selling at reasonable prices in relation to their  value.  The stocks that the  Portfolio will normally invest in are those of seasoned companies that are  expected  to show  above-average  growth  and  that the
                    Sub-advisor believes are in sound financial condition.
------------------- ------------------------------------------------------------------------------------------------ ---------------
                    AST T. Rowe Price Natural Resources: seeks long-term capital growth primarily through the common stocks of companies that own or develop natural  resources (such as energy  products, precious  metals,  and  forest  products)  and  other  basic
  NATURAL           commodities.  The Portfolio  normally invests  primarily (at                                       T. Rowe Price
 RESOURCES          least  65% of its  total  assets)  in the  common  stocks of                                    Associates, Inc.
                    natural  resource  companies  whose  earnings  and  tangible
                    assets  could  benefit  from  accelerating  inflation.   The
                    Portfolio  looks  for  companies  that have the  ability  to expand production, to maintain superior exploration programs and production  facilities,  and the potential to accumulate new resources.
------------------- ------------------------------------------------------------------------------------------------ ---------------
                    AST  JanCap  Growth:  seeks  growth of  capital  in a manner consistent with the preservation of capital.  Realization of income is not a significant investment consideration and any income realized on the Portfolio's  investments,  therefore,
                    will  be  incidental  to  the  Portfolio's  objective.   The
                    Portfolio  will pursue its objective by investing  primarily
                    in common stocks of companies that the Sub-advisor  believes                                       Janus Capital
                    are  experiencing  favorable  demand for their  products and                                         Corporation
                    services,  and which operate in a favorable  competitive and regulatory  environment.  The Sub-advisor  generally takes a
                    "bottom  up"  approach  to  choosing   investments  for  the
                    Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.
                    ------------------------------------------------------------------------------------------------ ---------------
                    AST Marsico  Capital Growth:  seeks capital  growth.  Income realization  is not an  investment  objective and any income realized on the Portfolio's investments,  therefore, will be incidental to the Portfolio's objective.  The Portfolio will pursue its objective by investing primarily in common stocks
                    of  larger,   more  established   companies.   In  selecting                                     Marsico Capital
                    investments  for  the  Portfolio,  the  Sub-advisor  uses an                                     Management, LLC
                    approach  that combines  "top down"  economic  analysis with
                    "bottom  up"  stock  selection.   The  "top  down"  approach
                    identifies  sectors,  industries  and companies  that should benefit from the trends the  Sub-advisor  has observed.  The
                    Sub-advisor   then  looks  for  individual   companies  with
                    earnings growth  potential that may not be recognized by the market at large. This is called "bottom up" stock selection.
                    ------------------------------------------------------------------------------------------------ ---------------
                    AST Neuberger  Berman Mid-Cap Growth:  seeks capital growth.
                    The  Portfolio  primarily  invests in the  common  stocks of
                    mid-cap  companies,   i.e.,  companies  with  equity  market                                    Neuberger Berman
                    capitalizations from $300 million to $10 billion at the time                             Management Incorporated
                    of  investment.  The  Portfolio is normally  managed using a growth-oriented  investment approach.  The Sub-advisor looks for  fast-growing  companies  that  are in  new  or  rapidly evolving industries.
                    ------------------------------------------------------------------------------------------------ ---------------
                    AST Neuberger  Berman Mid-Cap Value:  seeks capital  growth.
                    The  Portfolio  primarily  invests in the  common  stocks of mid-cap  companies.  Under  the  Portfolio's  value-oriented
                    investment approach,  the Sub-advisor looks for well-managed                                   Neuberger Berman
  GROWTH            companies  whose stock prices are  undervalued  and that may                             Management Incorporated
                    rise in price before other  investors  realize  their worth.
                    Factors  that  the  Sub-advisor  may use to  identify  these companies  include  strong  fundamentals,  including  a  low price-to-earnings  ratio,  consistent cash flow, and a sound track record through all phases of the market cycle.
                    ------------------------------------------------------------------------------------------------ ---------------
                    AST Oppenheimer  Large-Cap Growth: seeks capital growth. The
                    Portfolio  seeks its  investment  objective  by  emphasizing
                    investment   in  common   stocks   issued   by   established
                    large-capitalization "growth companies" that, in the opinion
                    of the Sub-advisor,  have above average  earnings  prospects                              OppenheimerFunds, Inc.
                    but are selling at below normal prices.  At least 65% of the
                    Portfolio's  assets  normally  will be invested in companies that have market  capitalizations  greater  than $3 billion, and the  Portfolio  will  normally  maintain a median market capitalization greater than $5 billion.
                    ------------------------------------------------------------------------------------------------ ---------------
                    The Alger American Fund - Growth:  seeks  long-term  capital appreciation. Except during temporary defensive periods, the
                    Portfolio invests at least 65% of its total assets in equity                                          Fred Alger
                    securities of companies that, at the time of purchase,  have                                    Management, Inc.
                    total market capitalization of $1 billion or greater.
                    ------------------------------------------------------------------------------------------------ ---------------
                    Wells  Fargo  LAT  Trust - Equity  Value:  seeks to  provide investors with long-term  capital  appreciation by investing primarily in equity securities, including common stocks, and
                    may invest in debt  instruments  that are  convertible  into                              Wells Fargo Bank, N.A.
                    common stocks of both domestic and foreign companies. Income generation is a secondary  consideration.  The Portfolio may invest  in large,  well-established  companies  and  smaller companies with market capitalization exceeding $50 million.
------------------- ------------------------------------------------------------------------------------------------ ---------------
------------------- ------------------------------------------------------------------------------------------------ ---------------
                    The Alger  American Fund - MidCap  Growth:  seeks  long-term capital  appreciation.  Except  during  temporary  defensive
AGGRESSIVE          periods,  the  Portfolio  invests  at least 65% of its total                                          Fred Alger
   GROWTH           assets in equity  securities of companies  that, at the time                                    Management, Inc.
                    of   purchase   of  the   securities,   have  total   market
                    capitalization within the range of companies included in the
                    S&P MidCap 400 Index, updated quarterly.
------------------- ------------------------------------------------------------------------------------------------ ---------------
                    AST  Janus  Small-Cap  Growth:  seeks  capital  growth.  The
                    Portfolio  pursues its  objective  by normally  investing at least  65% of its  total  assets  in the  common  stocks  of
                    small-sized   companies,   i.e.,   those  that  have  market
                    capitalizations  of less than $1.5  billion or annual  gross                           Janus Capital Corporation
                    revenues  of less than $500  million.  As a  Portfolio  that invests primarily in smaller or newer issuers, the Portfolio may be  subject  to  greater  risk of loss and  share  price fluctuation than funds investing primarily in larger or more established issuers.
                    ------------------------------------------------------------------------------------------------ ---------------
                    AST  Kemper  Small-Cap  Growth:   seeks  maximum  growth  of
                    investors'  capital  from a  portfolio  primarily  of growth stocks of smaller companies. At least 65% of the Portfolio's total  assets  normally  will  be  invested  in  the  equity
                    securities of smaller companies, i.e., those having a market                                      Scudder Kemper
                    capitalization  of  $1.5  billion  or  less  at the  time of                                   Investments, Inc.
                    investment,  many of which  would be in the early  stages of their life cycle.  The Portfolio seeks  attractive areas for investment  that arise from  factors  such as  technological advances,  new marketing methods, and changes in the economy and  population.  Because  of the  Portfolio's  focus on the
       SMALL        stocks  of  smaller  growth  companies,  investment  in  the
   CAPITALIZATION   Portfolio  may involve  substantially  greater  than average share price fluctuation and investment risk.
                    ------------------------------------------------------------------------------------------------ ---------------
                    AST Lord Abbett  Small Cap Value:  seeks  long-term  capital growth.  The  Portfolio  will  seek  its  objective  through investments primarily in equity securities that are believed
                    to  be  undervalued  in  the   marketplace.   The  Portfolio
                    primarily seeks companies that are small-sized, based on the
                    value of their outstanding stock. Specifically, under normal                                  Lord, Abbett & Co.
                    circumstances,  at least 65% of the Portfolio's total assets will be invested in common  stocks  issued by smaller,  less well-known  companies (with market  capitalizations  of less than  $1  billion)  selected  on the  basis  of  fundamental investment analysis.  The small capitalization  companies in which the Portfolio  primarily invests may offer significant appreciation potential. However, smaller companies may carry more risk than larger companies.
                    ------------------------------------------------------------------------------------------------ ---------------
                    AST T. Rowe  Price  Small  Company  Value:  seeks to provide
                    long-term   capital   growth  by   investing   primarily  in
                    small-capitalization  stocks that appear to be  undervalued.
                    The Portfolio will normally invest at least 65% of its total
                    assets  in stocks  and  equity-related  securities  of small                                       T. Rowe Price
                    companies  ($1  billion  or less in market  capitalization).                                    Associates, Inc.
                    Reflecting a value approach to investing, the Portfolio will seek the stocks of companies  whose  current stock prices do not appear to adequately  reflect their  underlying value as
                    measured  by  assets,   earnings,   cash  flow  or  business
                    franchises.  Investing in small companies  involves  greater risk  of loss  than  is  customarily  associated  with  more established companies.
------------------- ------------------------------------------------------------------------------------------------ ---------------
                    AST American  Century  International  Growth:  seeks capital growth.  The Portfolio  will seek to achieve its  investment objective by investing  primarily  in equity  securities  of international  companies that the Sub-advisor  believes will increase in value over time.  Under normal  conditions,  the
                    Portfolio  will  invest at least 65% of its assets in equity                                    American Century
                    securities of issuers from at least three countries  outside                                       Investment
                    of  the  United  States.   The  Sub-advisor  uses  a  growth                                    Management, Inc.
                    investment  strategy it developed  that looks for  companies with  earnings  and revenue  growth.  The  Sub-advisor  will consider  a number of other  factors  in  making  investment selections,  including the  prospects for relative  economic growth among  countries or regions,  economic and  political conditions,  expected  inflation  rates,  currency  exchange fluctuations and tax considerations.
                    ------------------------------------------------------------------------------------------------ ---------------
                    AST Founders  Passport:  seeks capital growth. The Portfolio
  INTER-NATIONAL    normally invests  primarily in securities  issued by foreign
      EQUITY        companies  that  have  market   capitalizations   or  annual
                    revenues  of  $1  billion  or  less.  These  securities  may
                    represent   companies  in  both   established  and  emerging                                      Founders Asset
                    economies   throughout  the  world.  At  least  65%  of  the                                      Management LLC
                    Portfolio's  total  assets  normally  will  be  invested  in
                    foreign   securities   representing   a  minimum   of  three
                    countries.  Foreign  securities are generally  considered to
                    involve  more  risk  than  those  of  U.S.  companies,   and
                    securities of smaller companies are generally  considered to be riskier than those of larger companies.
                    ------------------------------------------------------------------------------------------------ ---------------
                    AST  Janus  Overseas  Growth:   seeks  long-term  growth  of
                    capital.  The  Portfolio  pursues  its  objective  primarily
                    through  investments  in common  stocks of  issuers  from at                           Janus Capital Corporation
                    least five different countries, excluding the United States.
                    Securities  are  generally  selected  without  regard to any defined  allocation among countries,  geographic  regions or industry sectors, or other similar selection procedure.
                    ------------------------------------------------------------------------------------------------ ---------------
                    AST AIM  International  Equity:  seeks capital  growth.  The
                    Portfolio   seeks  to  meet  its   objective  by  investing,
                    normally,  at least 70% of its assets in  marketable  equity
                    securities  of  foreign  companies  that  are  listed  on  a                                       A I M Capital
                    recognized  foreign  securities  exchange  or  traded  in  a                                    Management, Inc.
                    foreign over-the-counter market. The Portfolio will normally invest in a diversified  portfolio  that includes  companies from at least four  countries  outside  the  United  States, emphasizing  counties  of  Western  Europe  and the  Pacific
                    Basin.
                    ------------------------------------------------------------------------------------------------ ---------------
                    AST T. Rowe Price International  Equity:  seeks total return from  long-term  growth of capital and  income,  principally
                    through   investments  in  common  stocks  of   established,
                    non-U.S.  companies.  Investments  may be  made  solely  for
                    capital appreciation or solely for income or any combination                                  Rowe Price-Fleming
                    of both  for the  purpose  of  achieving  a  higher  overall                                 International, Inc.
                    return. The Sub-advisor expects to invest  substantially all of the  Portfolio's  assets  (with  a  minimum  of 65%) in established  foreign companies.  Geographic  diversification will  be  wide,  including  both  developed  and  developing countries,  and  there  will  normally  be  at  least  three different countries represented in the Portfolio.
------------------- ------------------------------------------------------------------------------------------------ ---------------
                    Montgomery Variable Series - Emerging Markets: seeks capital appreciation,  which  under  normal  conditions  it seeks by
                    investing  at  least  65%  of its  total  assets  in  equity                                    Montgomery Asset
   EMERGING         securities  of  companies  in  countries   having   emerging                                    Management, L.P.
   MARKETS          markets. Under normal conditions, investments are maintained in at least six emerging  market  countries at all times and no more than 35% of total  assets  are  invested  in any one emerging market country.
------------------- ------------------------------------------------------------------------------------------------ ---------------
                                                                                                                        PORTFOLIO
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                       ADVISOR/
       TYPE                                                                                                             SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ ---------------
------------------------------------------------------------------------------------------------------------------------------------

The Nova,  Ursa and OTC  portfolios of the Rydex Variable Trust are available to all Owners. However, the fund's advisor strongly recommends that only Owners who engage a financial  advisor to allocate  their  funds in  strategic  or tactical asset  allocation  strategies  invest  in  these  portfolios.  There  can  be no
assurance  that  any  financial   advisor  will   successfully   predict  market
fluctuations.  Each of the  Rydex  portfolios  invests  in the  securities  of a relatively  few  number of  issuers.  Since the  assets  of each  portfolio  are invested in a limited  number of issuers,  the net asset value of the  portfolio may be more  susceptible to a single adverse  economic,  political or regulatory occurrence.
------------------- ------------------------------------------------------------------------------------------------ ---------------

                    Rydex  Variable  Trust - Nova:  seeks to provide  investment returns that are 150% of the S&P 500  Composite  Stock Price
                    Index  by  investing  to a  significant  extent  in  futures
                    contracts and options on securities,  futures  contracts and                                  PADCO Advisors II,
                    stock  indexes.  If the  Portfolio  meets its  objective the                                                Inc.
                    value of its  shares  will tend to  increase  by 150% of the value of any  increase in the S&P 500 Index.  However,  when the  value of the S&P 500 Index  declines,  the value of its shares  should  also  decrease  by 150% of the  value of any decrease in the S&P 500 Index.
                    ------------------------------------------------------------------------------------------------ ---------------

                    Rydex  Variable  Trust - Ursa:  seeks to provide  investment results that will inversely correlate (e.g. be the opposite)
                    to the  performance  of the S&P 500  Composite  Stock  Price
  STRATEGIC OR      Index  by  investing  to a  significant  extent  in  futures
  TACTICAL          contracts and options on securities,  futures  contracts and                                  PADCO Advisors II,
  ALLOCATION        stock  indexes.  The Portfolio  will generally not invest in                                                Inc.
                    the  securities  included  in  the  S&P  500  Index.  If the
                    Portfolio  meets its  objective the value of its shares will tend to  increase  when the  value  of the S&P 500  Index is decreasing.  However, when the value of the S&P 500 Index is increasing,  the value of its shares  should  decrease by an inversely proportional amount.
                    ------------------------------------------------------------------------------------------------ ---------------

                    Rydex  Variable  Trust - OTC:  seeks to  provide  investment results that correspond to a benchmark for  over-the-counter securities, currently the NASDAQ 100 Index(TM), by investing
                    principally in the securities of companies  included in that                                  PADCO Advisors II,
                    Index.  The Portfolio  may also invest in other  instruments                                                Inc.
                    whose  performance  is expected to correspond to that of the
                    Index,  and may engage in futures and options  transactions.
                    If the Portfolio meets its objective the value of its shares will tend to increase  by the amount of the  increase in the
                    NASDAQ 100 Index(TM).  However, when the value of the NASDAQ
                    100  Index(TM)declines,  the value of its shares should also decrease  by the amount of the  decrease in the value of the
                    Index(TM).
------------------- ------------------------------------------------------------------------------------------------ ---------------

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by American Skandia Investment Services, Incorporated and Bankers Trust. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

WHAT ARE THE FIXED INVESTMENT OPTIONS?
We offer fixed investment options of different durations during the accumulation phase. These "Fixed Allocations" earn a guaranteed fixed rate of interest for a specified period of time, called the "Guarantee Period." In most states, we offer Fixed Allocations with Guarantee Periods of 1, 2, 3, 5, 7 and 10 years. We guarantee the fixed rate for the entire Guarantee Period. However, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a "Market Value Adjustment." The Market Value Adjustment can either be positive or negative, depending on the rates that are currently being credited on Fixed Allocations. Please refer to the section entitled "How does the Market Value Adjustment Work?" for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one Fixed Allocation at a time.

Fixed Allocations are currently not available in the state of Maryland, Nevada, Oregon, Utah and Washington.

FEES AND CHARGES

WHAT ARE THE CONTRACT FEES AND CHARGES?

There is no Contingent Deferred Sales Charge applied if you surrender your Annuity or make a partial withdrawal.

Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the variable investment options, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $50,000 on the anniversary of the Issue Date or at the time of surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase.

We may reduce or eliminate the amount of the Annual Maintenance Fee when Annuities are sold to individuals or a group of individuals in a manner that reduces our maintenance expenses. We would consider such factors as: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments; and/or (d) other transactions where maintenance expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we eliminate or reduce the Annual Maintenance Fee.

Optional Death Benefits: If you elect to purchase one of the Optional Death Benefits, we will deduct a charge from your Account Value on the anniversary of your Annuity's Issue Date or, under certain circumstances on a date other than the anniversary date. Please refer to the section entitled "Death Benefit" for a description of the charge for each Optional Death Benefit.

Transfer Fee: You may make twelve (12) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twelfth in each Annuity Year. We do not consider transfers made as part of a dollar cost averaging program when we count the twelve free transfers. Transfers made as part of a rebalancing, market timing or third party investment advisory service will be subject to the twelve-transfer limit. However, all transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twelve free transfers.

Tax Charges: Several states and some municipalities charge premium taxes or similar taxes. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges up to 3 1/2%. We generally will deduct the amount of tax payable at the time the tax is imposed, but may also decide to deduct tax charges from each Purchase Payment at the time of a withdrawal or surrender of your Annuity or at the time you elect to begin receiving annuity payments. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?

Insurance Charge: We deduct an Insurance Charge daily against the average daily assets allocated to the Sub-accounts. The charge is equal to 0.65% on an annual basis. This charge is for insurance benefits, including the Annuity's basic death benefit that provides guaranteed benefits to your beneficiary even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the administrative and non-mortality expenses under this Annuity are incorrect. The Insurance Charge is not deducted against assets allocated to a fixed investment option. We may increase the portion of the Insurance Charge for administrative costs. However, any increase will only apply to Annuities issued after the date of the increase.

We may reduce the portion of the Insurance Charge for administrative costs when Annuities are sold to individuals or a group of individuals in a manner that reduces our administrative expenses. We would consider such factors as: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments; and/or (d) other transactions where administration expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce the portion of the Insurance Charge attributed to the charge covering administrative costs.

WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
We take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. No specific fee or expenses are deducted when determining the rate we credit. Any Tax Charge applies to amounts that are taken from the variable investment options or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals or surrender from a Fixed Allocation.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYOUT?
In certain states a tax is due if and when you exercise your right to receive periodic annuity payments. We do not deduct any specific charges during the payout period. However, the amount payable will depend on the applicable jurisdiction and on the annuity payment option you select. If you select an option that guarantees payment for life, then the payment amount also will depend on your age and, where permitted by law, your gender. In all cases, the amount of each payment will depend on the Account Value of your Annuity when you elect to begin annuity payments.

PURCHASING YOUR ANNUITY

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

Minimum Initial Purchase Payment: You must make a minimum initial Purchase Payment of $10,000. However, if you decide to make payments under a systematic investment or "bank drafting" program, we will accept a lower initial Purchase Payment provided that, within the first Annuity Year, you make at least $10,000 in total Purchase Payments.

The minimum initial Purchase Payment is reduced to $1,000 on Annuities owned by:
(a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodianship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with American Skandia Marketing, Incorporated; (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f), above; (h) the parents of any such person noted in (b) through (g), above; (i) such person's child(ren) or other legal dependent under the age of 21; and (j) the siblings of any such persons noted in (b) through (h) above.

Age Restrictions: There is no age restriction to purchase the Annuity. However, the basic Death Benefit provides greater protection for persons under age 85.

Owner, Annuitant and Beneficiary Designations: On your Application, we will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

|X| Owner: The Owner(s) holds all rights under the Annuity. You may name more than one Owner in which case all ownership rights are held jointly.
     However, this Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."
|X| Annuitant: The Annuitant is the person we agree to make annuity payments to and upon whose life we continue to make such payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants. Where allowed by law, you may name one or more Contingent Annuitants. A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date.
|X| Beneficiary: The Beneficiary is the person(s) or entity you name to receive the death benefit. If no beneficiary is named the death benefit will be paid to you or your estate.

You should seek competent tax advice on the income, estate and gift tax implications of your designations.

MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
You may change the Owner, Annuitant and Beneficiary designations by sending us a request in writing. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
|X| a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
|X| a new Annuitant subsequent to the Annuity Date if the annuity option selected includes a life contingency;
|X| a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and |X| a change in Beneficiary if the Owner had previously made the designation irrevocable.

Spousal Owners/Spousal Beneficiaries
If an Annuity is owned jointly by spouses, the death benefit will be payable upon the death of the first spouse. However, if the sole primary Beneficiary is designated as one of the following:

[X]  "surviving spouse";
|X| each spouse named individually upon the death of the other; or |X| a designation which we, in our sole discretion, determine to be of similar intent; then

upon the death of either Owner, the surviving spouse may elect to be treated as the Owner and continue the Annuity, subject to its existing terms and conditions, instead of taking the Death Benefit.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?
(The right to return the Annuity is referred to as the "free-look" right or "right to cancel.")

If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a free-look period. Depending on the state in which you purchased your Annuity, the free-look period may be ten (10) days, twenty-one (21) days or longer, measured from the time that you received your Annuity. If you free-look your Annuity, we will refund your current Account Value plus any tax charge deducted. This amount may be higher or lower than your original Purchase Payment. Certain states require that we return your current Account Value or the amount of your initial Purchase Payment, whichever is greater. The same rule applies to an Annuity that is purchased as an IRA. In those states where we are required to return the greater of your Purchase Payment or Account Value, we will allocate your Account Value to the AST Money Market Sub-account during the free-look period and for a reasonable additional amount of time to allow for delivery of your Annuity. If you free-look your Annuity, we will not return any additional amounts we applied to your Annuity based on your Purchase Payments.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
The minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in American Skandia's Systematic Investment Plan or a periodic purchase payment program. An additional Purchase Payment will be returned if we have not received written allocation instructions.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. This type of program is often called "bank drafting". We call our bank drafting program "American Skandia's Systematic Investment Plan." Purchase Payments made through bank drafting may only be allocated to the variable investment options. Bank drafting allows you to invest in an Annuity with a lower initial Purchase Payment, as long as you authorize payments that will equal at least $10,000 during the first 12 months of your Annuity. We may suspend or cancel bank drafting privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These types of programs are only available with certain types of plans. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to variable investment options and the periodic Purchase Payments received in the first year total at least $10,000.

MANAGING YOUR ACCOUNT VALUE

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

Initial Purchase Payment: Once we accept your application, we invest your net Purchase Payment in the Annuity. The net Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. On your application we ask you to provide us with instructions for allocating your Account Value. You can allocate Account Value to one or more variable investment options or Fixed Allocations. In those states where we are required to return your Purchase Payment if you elect to "free-look" your Annuity, we initially allocate all amounts that you choose to allocate to the variable investment options to the AST Money Market Sub-account. At the end of the "free-look" period we will reallocate your Account Value according to your most recent allocation instructions. Where permitted by law, we will allocate your Purchase Payments according to your initial instructions, without temporarily allocating to the AST Money Market Sub-account. To do this, we will ask that you execute our form called a "return waiver" that authorizes us to allocate your Purchase Payment to your chosen Sub-accounts immediately. If you submit the "return waiver" and then decide to return your Annuity during the free-look period, you will receive your current Account Value which may be more or less than your initial Purchase Payment (see "May I Return the Annuity if I Change my Mind?").

Subsequent Purchase Payments: We will allocate any additional Purchase Payments you make according to your most recent allocation instructions. If any rebalancing, asset allocation or market timing programs are in effect, the allocation must conform with such a program. We assume that your current allocation instructions are valid for subsequent Purchase Payments until you make a change to those allocations or request new allocations when you submit a new Purchase Payment.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options. Transfers are not subject to taxation. We currently limit the number of Sub-accounts you can invest in at any one time to ten (10). However, you can invest in an unlimited number of Fixed Allocations. We may require a minimum of $500 in each Sub-account you allocate Account Value to at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Account Value in the Sub-account pro rata to the other investment options to which you transferred.

We will charge $10.00 for each transfer after the twelfth (12th) in each Annuity Year, including transfers made as part of any rebalancing, market timing, asset allocation or similar program which you have authorized. Transfers made as part of a dollar cost averaging program do not count toward the twelve free transfer limit. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge.

We reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive trading or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by one or more of the Portfolios that the purchase or redemption of shares must be restricted because of excessive trading or a specific transfer or group of transfers is deemed to have a detrimental effect on the share prices of affected Portfolios. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. Under such a circumstance, we will process transfers according to our rules then in effect and provide notice if the transfer request was denied. If a transfer request is denied, a new transfer request may be required.

DO YOU OFFER DOLLAR COST AVERAGING?
Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount each month from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. Dollar Cost Averaging allows you to invest regularly each month, regardless of the current unit value (or price) of the Sub-account(s) you invest in. This enables you to purchase more units when the market price is low and fewer units when the market price is high. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market.

You must have a minimum Account Value of at least $10,000 to enroll in a Dollar Cost Averaging program.

You  can  Dollar  Cost  Average  from  variable   investment  options  or  Fixed
Allocations. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:

|X| You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
|X| You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
|X| Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
Yes. During the accumulation period, we offer automatic rebalancing among the variable investment options you choose. You can choose to have your Account Value rebalanced quarterly, semi-annually, or annually. On the appropriate date, your variable investment options are rebalanced to the allocation percentages you request. For example, over time the performance of the variable investment options will differ, causing your percentage allocations to shift. With automatic rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. If you request a transfer from or into any variable investment option participating in the automatic rebalancing program, we will assume that you wish to change your rebalancing percentages as well, and will automatically adjust the rebalancing percentages in accordance with the transfer unless we receive alternate instructions from you.

You must have a minimum Account Value of at least $10,000 to enroll in automatic rebalancing. All rebalancing transfers made on the same day as part of an automatic rebalancing program are considered as one transfer when counting the number of transfers each year toward the maximum of 12 free transfers.

DO YOU OFFER A PROGRAM TO BALANCE FIXED AND VARIABLE INVESTMENTS?
Some investors wish to invest in the variable investment options but also wish to protect a portion of their investment from market fluctuations. We offer a balanced investment program where a portion of your Purchase Payment is allocated to a Fixed Allocation for a Guarantee Period that you select and the remaining Account Value is allocated to the variable investment options that you select. The amount that we allocate to the Fixed Allocation is the amount (not including any additional amounts we applied to your Annuity based on your Purchase Payments) that will grow to a specific "principal amount" such as your initial Purchase Payment. We determine the amount based on the rates then in effect for the Guarantee Period you choose. If no amounts are transferred or withdrawn from the Fixed Allocation, at the end of the Guarantee Period, it will have grown to equal the "principal amount". The remaining Account Value that was not allocated to the Fixed Allocation can be allocated to any of the Sub-accounts that you choose. Account Value allocated to the variable investment options is subject to market fluctuations and may increase or decrease in value.

Example
Assume you have $100,000 to invest. You choose to allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 4.24%*. Based on the chosen Guarantee Period and interest rate, the factor for determining how much of your Account Value can be allocated to the Fixed Allocation is 0.660170. That means that $66,017 will be allocated to the Fixed Allocation and the remaining Account Value ($33,983) will be allocated to the variable investment options. Assuming that you do not make any withdrawals from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the variable investment options.

* The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration. The hypothetical values in this example do not include the amount of any Target Value Credits that may apply.

MAY I AUTHORIZE MY FINANCIAL REPRESENTATIVE TO MANAGE MY ACCOUNT?
You may authorize your financial representative or your Advisor to decide on the allocation of your Account Value and to make financial transactions between investment options, subject to our rules. However, we can suspend or cancel these privileges at any time. We will notify you if we do. We may restrict the available investment options if you authorize your financial representative or Advisor to make transfers for you. We do this so that no financial representative or Advisor is in a position to control transfers of large amounts of money for multiple clients into or out of any of the underlying portfolios that have expressed concern about movement of a large proportion of a portfolio's assets.

We may also establish different "cut-off times" by which we must receive all financial transactions for certain underlying portfolios. Currently, only the three portfolios of the Rydex Variable Trust are subject to this restriction. Financial transactions involving a Rydex Sub-account must be received by us no later than 3:00 p.m. Eastern time to be processed on the current Valuation Day. If you request a transaction involving the purchase or redemption of Units in one of the Rydex Sub-accounts after 3:00 p.m. Eastern time, we will deem your request as received by us on the next Valuation Day.

We or an affiliate of ours may provide administrative support to Advisor's who make transfers on your behalf. These Advisors may be firms or persons who also are appointed by us as authorized sellers of the Annuity. However, we do not offer you advice about how to allocate your Account Value under any circumstance. Any Advisor you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any recommendations such Advisors make, any market timing or asset allocation programs they choose to follow or any specific transfers they make on your behalf.

HOW DO THE FIXED INVESTMENT OPTIONS WORK?
(Fixed Allocations may not be available in all states and may not be available in certain durations.)

Fixed Allocations currently are offered with Guarantee Periods of 1, 2, 3, 5, 7 and 10 years. We credit the fixed interest rate to the Fixed Allocation throughout a set period of time called a "Guarantee Period." The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. To inquire as to the current rates for Fixed Allocations, please call 1-800-766-4530.

A Guarantee Period for a Fixed Allocation begins:
|X| when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
|X| upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
|X| when a Guarantee Period attributable to a Fixed Allocation "renews" after its Maturity Date.

HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition.

We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?
If you transfer or withdraw Account Value from a Fixed Allocation before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a "Market Value Adjustment" or "MVA". The Market Value Adjustment formula compares the interest rates credited for Fixed Allocations at the time you invested, to interest rates being credited when you make a transfer or withdrawal. The amount of any Market Value Adjustment can be either positive or negative, depending on the rates that are currently being credited on Fixed Allocations.

MVA Formula
The MVA formula is applied separately to each Fixed Allocation. The formula is as follows:

                                                     [(1+I) / (1+J+0.0010)]N/12

                                                               where:

                  I is the fixed interest rate we guaranteed to credit to the Fixed Allocation as of its starting date;

                  J is the fixed interest rate for your class of annuities at the time of the withdrawal for a new Fixed Allocation with a Guarantee Period equal to the remaining number of years in your original Guarantee Period;

                  N is the number of months remaining in the original Guarantee Period.

If you surrender your Annuity under the "free-look" provision, the MVA formula is [(1 + I)/(1 + J)]N/12.

If the transfer or withdrawal does not occur on the yearly or monthly anniversary of the beginning of the Fixed Allocation, the numbers used in `J' and `N' will be rounded to the next highest integer.

MVA Examples
The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:
|X| You allocate $50,000 into a Fixed Allocation with a Guarantee Period of 5 years.
|X|  The interest rate for your Fixed Allocation is 5.0% (I = 5.0%).
|X| You make no withdrawals or transfers until you decided to withdraw the entire Fixed Allocation after exactly three (3) years, therefore 24 months remain before the Maturity Date (N = 24).

Example of Positive MVA
Assume that at the time you request the withdrawal, the fixed interest rate for a new Fixed Allocation with a Guarantee Period of 24 months is 3.5% (J = 3.5%). Based on these assumptions, the MVA would be calculated as follows:

        MVA Factor = [(1+I)/(I+J+0.0010)]N/12 = [1.05/1.036]2 = 1.027210
                            Interim Value = $57881.25
       Account Value after MVA = Interim Value X MVA Factor = $59,456.20.

Example of Negative MVA
Assume that at the time you request the withdrawal, the fixed interest rate for a new Fixed Allocation with a Guarantee Period of 24 months is 6.0% (J = 6.0%). Based on these assumptions, the MVA would be calculated as follows:

       MVA Factor = [(1+I)/(1+J+0.0010)]N/12 = [1.05/1.061)]2 = 0.979372
                            Interim Value = $57881.25
       Account Value after MVA = Interim Value X MVA Factor = $56,687.28.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
The "Maturity Date" for a Fixed Allocation is the last day of the Guarantee Period. On the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation's Account Value to another Fixed Allocation or to one or more Sub-accounts. If you do not specify how you want a Fixed Allocation to be allocated on its Maturity Date, it will be renewed for a Fixed Allocation of the same duration if then available. We will notify you 60 days before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date. We will not charge a MVA if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more variable investment options.

AMERICAN SKANDIA'S PERFORMANCE ADVANTAGE

--------------------------------------------------------------------------------
This benefit is being offered as of May 15, 1999 in those jurisdictions where we have received regulatory approvals. Certain terms and conditions may differ between jurisdictions once approved.
--------------------------------------------------------------------------------


Do you provide any guarantees on my investment?
The Annuity provides variable  investment options and fixed investment  options.
Only the fixed investment options provide a guaranteed return on your investment, subject to certain terms and conditions. However, your Annuity includes a feature at no additional cost that provides certain benefits if your Account Value has not reached or exceeded a "target value" on its 10th anniversary. If, on the 10th anniversary of your Annuity's Issue Date, your Account Value has not reached the target value (as defined below) you can choose either of the following benefits:

|X| You may continue your Annuity without electing to receive Annuity payments and receive an annual credit to your Account Value payable until you begin receiving Annuity payments. The credit is equal to 0.25% of the average of your Annuity's Account Value for the preceding four complete calendar quarters. This credit is applied to your investment options pro-rata based on the allocation of your then current Account Value.

|X| You may begin receiving Annuity payments within one year and accept a one-time credit to your Annuity equal to 10% of the net of the Account Value on the 10th anniversary of its Issue Date minus the sum of all Purchase Payments allocated in the prior five years. The annuity option you select must initially guarantee payments for not less than seven years.

Following the 10th anniversary of your Annuity's Issue Date, we will inform you if your Account Value did not meet or exceed the Target Value. We will assume that you have elected to receive the annual credit to your Account Value unless, not less than 30 days prior to the next anniversary of the Annuity, we receive at our home office your election to begin receiving Annuity payments.

Certain provisions of this benefit and of the Target Value Credits described below may differ if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue.

What is the "Target Value" and how is it calculated?
The Target Value is a tool used to determine whether you are eligible to elect either of the benefits described above. The Target Value does not impact the Account Value available if you surrender your Annuity or make a partial withdrawal and does not impact the Death Benefit available to your Beneficiary(ies). The Target Value assumes a rate of return over ten (10) Annuity Years that will allow your initial investment to double in value, adjusted for any withdrawals and/or additional Purchase Payments you make during the 10 year period. We calculate the "Target Value" as follows:

1. Accumulate the initial Purchase Payment at an annual interest rate of 7.2% until the 10th anniversary of the Annuity's Issue Date; plus

2. Accumulate any additional Purchase Payments at an annual interest rate of 7.2% from the date applied until the 10th anniversary of the Annuity's Issue Date; minus

3. Each "proportional reduction" resulting from any withdrawal, accumulating at an annual interest rate of 7.2% from the date the withdrawal is processed until the 10th anniversary of the Annuity's Issue Date. We determine each "proportional reduction" by determining the percentage of your Account Value then withdrawn and reducing the Target Value by that same percentage. We include any withdrawals under your Annuity in this calculation, as well as the charge we deduct for any optional benefits you elect under the Annuity, but not the charge we deduct for the Annual Maintenance Fee or the Transfer Fee.

Examples
1. Assume you make an initial Purchase Payment of $10,000 and make no further Purchase Payments. The Target Value on the 10th anniversary of your Annuity's Issue Date would be $20,042, assuming no withdrawals are made. This is equal to $10,000 accumulating at an annual rate of 7.2% for the 10-year period.

2. Assume you make an initial Purchase Payment of $10,000 and make no further Purchase Payments. Assume at the end of Year 6, your Account Value has increased to $15,000 and you make a withdrawal of 10% or $1,500. The Target Value on the 10th anniversary would be $18,722. This is equal to $10,000 accumulating at an annual rate of 7.2% for the 10-year period, minus the proportional reduction accumulating at an annual interest rate of 7.2%.

Can I restart the 10-year Target Value calculation?
Yes, you can elect to lock in the growth in your Annuity by "restarting" the 10-year period on any anniversary of the Issue Date. If you elect to restart the calculation period, we will treat your Account Value on the restart date as if it was your Purchase Payment when determining if your Annuity's Account Value meets or exceeds the Target Value on the appropriate tenth (10th) anniversary. You may elect to restart the calculation more than once, in which case, the 10-year calculation period will begin on the date of the last restart date. We must receive your election to restart the calculation at our home office not later than 30 days after each anniversary of the Issue Date.

What are Target Value Credits?
Target Value Credits are additional amounts that we apply to your Account Value to increase the likelihood that your Account Value will meet or exceed the Target Value. Target Value Credits are payable on all Purchase Payments applied before the first anniversary of the Issue Date of your Annuity.

The amount of the Target Value Credit is equal to 1.0% of each qualifying Purchase Payment. Target Value Credits are only payable on qualifying Purchase Payments if the Owner(s) of the Annuity is(are) less than age 81 on its Issue Date. If the Annuity is owned by an entity, the age restriction applies to the age of the Annuitant on the Issue Date. The Target Value Credit is payable from our general account and is allocated to the investment options in the same ratio that the qualifying Purchase Payment is allocated.

Target Value Credits will not be available if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, of an Annuity we issued that has the same or a similar benefit.

Recovery of Target Value Credits
We can recover the amount of any Target Value Credit under the following circumstances:
1. If you surrender your Annuity before the 10th anniversary of the Issue Date of the Annuity.
2. If you elect to begin receiving Annuity payments before the first anniversary of the Issue Date.
3.   If a person on whose life we pay the Death Benefit dies,
     (a) within 12 months after the date a Target Value Credit was allocated to your Account Value; or
     (b) within 10 years after the date a Target Value Credit was allocated to your Account Value if any owner was over age 70 on the Issue Date, or, if the Annuity was then owned by an entity, the Annuitant was over age 70 on the Issue Date.

ACCESS TO ACCOUNT VALUE

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
During the accumulation phase you can access your Account Value through Partial Withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. There is no Contingent Deferred Sales Charge applied upon withdrawal or surrender. However, we may apply a Market Value Adjustment to any Fixed Allocations being withdrawn or surrendered. We may also recover the amount of any Target Value Credits upon surrender. Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
(For more information, see "Tax Considerations")

During the Accumulation Period
A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period
During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time you receive the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in the Annuity. Once the tax basis in the Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in the Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

Special Rules for Distributions to Pay Advisory Fees
We treat partial withdrawals to pay advisory fees as taxable distributions unless:
|X| your Annuity is being used in conjunction with a "qualified" retirement plan (plans meeting the requirements of Sections 401, 403 or 408 of the Code); and
|X| in relation to Section 403 or 408 plans, you and your Advisor provide acceptable proof to us, limiting the source of the Advisor's compensation to the assets of an applicable qualified retirement plan, and making certain other representations.

CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes, you can make a withdrawal during the accumulation phase. We call this a "Partial Withdrawal." The amount that you may withdraw will equal your Surrender Value as of the date we process the withdrawal request. There is no Contingent Deferred Sales Charge applied if you surrender your Annuity or make a partial withdrawal. After any Partial Withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the Partial Withdrawal request as a request to fully surrender your Annuity.
The minimum Partial Withdrawal you may request is $100.

CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only, principal plus earnings or a flat dollar amount.

Systematic Withdrawals can be made from Account Value allocated to the variable investment options or Fixed Allocations. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis. The Account Value of your Annuity must be at least $20,000 before we will allow you to begin a program of Systematic Withdrawals.

The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100, we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?
Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b) or 408 of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments". To request a program that complies with Section 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Section 72(t). The minimum amount for any such withdrawal is $100.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Minimum Distributions.)

Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code.

If you request, we will calculate the annual required Minimum Distribution under your Annuity. The amount of the required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. We may charge you for calculating required Minimum Distributions. You may elect to have Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum that applies to Systematic Withdrawals does not apply to Minimum Distributions.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes. During the accumulation phase you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the Annuity.

WHAT TYPES OF ANNUITY PAYMENT OPTIONS ARE AVAILABLE UPON ANNUITIZATION?
Annuity payments can be guaranteed for the life of the Annuitant, for the life of the Annuitant with a certain period guaranteed, or for a certain fixed period of time with no life contingency. We currently make available fixed payments and adjustable payments. However, adjustable annuity payments may not be available on your Annuity Date.

You may choose an Annuity Date, an annuity option and the frequency of annuity payments when you purchase an Annuity, or at a later date. You may change your choices up to 30 days before the Annuity Date. Any change to these options must be in writing. The Annuity Date must be the first or the fifteenth day of a calendar month. A maximum Annuity Date may be required by law.

We currently offer the following Annuity Payment Options. Additional Annuity Payment Options may be offered in the future.

Key Life: is the person or persons upon whose life annuity payments with a life contingency are based.

Option 1
Payments for Life: Under this option, income is payable periodically until the death of the "key life". No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

Option 2
Payments for Life with 10, 15, or 20 Years Certain: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (10, 15, or 20 years), the remaining payments are paid to the Beneficiary until the end of such period.

Option 3
Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable.

Option 4
Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary to the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
If you have not provided us with your Annuity Date or Annuity Payment Option in writing, then:

|X| the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
|X| the Annuity Payments, where allowed by law, will be fixed monthly payments for life with 10 years certain (See Option 2).

If you have not made an election prior to death benefit proceeds becoming due, the Beneficiary may elect to receive the death benefit under one of the annuity payment options. However, if you made an election, the Beneficiary may not alter such election.

HOW ARE ANNUITY PAYMENTS CALCULATED?
The first annuity payment varies according to the annuity payment option and payment frequency selected. The first payment is determined by multiplying the Account Value plus any additional amounts applied by us under the Performance Advantage benefit by the factor determined from our table of annuity rates. Your Account Value will be determined as of the close of business on the fifteenth day preceding the Annuity Date, plus interest at not less that 3% per year from such date to the Annuity Date. The table of annuity rates differ based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the 1983a Individual Annuity Mortality Table with ages set back one year for males and two years for females and with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life.
Otherwise, the rates will differ according to the gender of the key life.

DEATH BENEFIT

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
The Annuity provides a Death Benefit during its accumulation phase. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If the Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. If a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

DEATH BENEFIT OPTIONS
Your Annuity provides a "basic" Death Benefit at no additional charge and also offers two different optional Death Benefits that can be purchased for an additional charge. Under certain circumstances, your Death Benefit may be reduced by the amount of any Target Value Credits we applied to your Purchase Payments. (see "Recovery of Target Value Credits")

Basic Death Benefit
The basic Death Benefit depends on the decedent's age on the date of death:

         If death occurs before the decedent's age 85: The Death Benefit is the greater of:

|X| The sum of all Purchase Payments less the sum of all withdrawals; and |X| The sum of your Account Value in the variable investment options and your
     Interim Value in the Fixed Allocations.

     If death occurs when the decedent is age 85 or older: The Death Benefit is your Account Value.


--------------------------------------------------------------------------------
The  Optional  Death  Benefits  are being  offered  as of May 15,  1999 in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved.
--------------------------------------------------------------------------------

Optional Death Benefits
We offer two optional Death Benefits to provide an enhanced level of protection for your beneficiaries. Currently, these benefits are only offered and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase either of the optional Death Benefits subject to our rules.

If the Annuity has one Owner, the Owner must be age 80 or less at the time either optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 80 or less. If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

Key Terms Used with the Optional Death Benefits

|X| The Death Benefit Target Date is the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

|X|  The  Highest   Anniversary   Value  equals  the  highest  of  all  previous
     "Anniversary Values" on or before the earlier of the Owner's date of death and the "Death Benefit Target Date".

|X| The Anniversary Value is the Account Value as of each anniversary of the Issue Date plus the sum of all Purchase Payments on or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.

|X| A Proportional Reduction is a reduction to the value being measured caused by a withdrawal, equaling the percentage of the withdrawal as compared to the Account Value as of the date of the withdrawal. For example, if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction), we will reduce both your Anniversary Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

|X| The Assumed Accumulation Rate is the rate of interest that we will apply to your Purchase Payments only for purposes of calculating this benefit The Assumed Accumulation Rate is different depending on which Optional Death Benefit you select as shown below:

                  --------------------------- ------------------------
                             Option 1                  Option 2
                          5.0% per year              7.2% per year
                  --------------------------- ------------------------

--------------------------------------------------------------------------------
Certain terms and conditions may differ if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue.
--------------------------------------------------------------------------------

Calculation of Optional Death Benefits
The optional Death Benefit calculations depend on whether death occurs before or after the Death Benefit Target Date.

Annuities with one Owner
The optional Death Benefits are calculated as follows:

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

1. the Account Value in the Sub-accounts plus the Interim Value of any Fixed Allocations (no MVA) as of the date we receive in writing "due proof of death"; and
2. the sum of all Purchase Payments minus the sum of all Proportional Reductions, each increasing daily until the Owner's date of death at the applicable Assumed Accumulation Rate for the option you elect, subject to a limit of 200% of the difference between the sum of all Purchase Payments and the sum of all withdrawals as of the Owner's date of death; and
3. the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

         The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any Proportional Reductions since such date. The amount calculated in Item 1 & 3 above may be reduced by any Target Value Credits under certain circumstances.

         If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1. the Account Value as of the date we receive in writing "due proof of death" (an MVA may be applicable to amounts in any Fixed Allocations); and

2. the greater of Item 2 & 3 above on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

         The amount calculated in Item 1 & 3 above may be reduced by any Target Value Credits under certain circumstances.

Annuities with joint Owners
For Annuities with Joint Owners, the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity.

Annuities owned by entities
For Annuities owned by an entity, the Death Benefit is calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

Examples of Optional Death Benefit Calculation
The following are examples of how the Optional Death Benefits are calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner's death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example of market increase greater than Assumed Accumulation Rate
Assume that the Owner's Account Value has generally been increasing. On the date we receive due proof of death (the Owner's 58th birthday), the Account Value is $90,000. The Highest Anniversary Value at the end of any previous period is $72,000. The Death Benefit would be the Account Value ($90,000) because it is greater than the Highest Anniversary Value ($72,000) or the sum of prior
Purchase Payments increased by 5.0% annually ($73,872.77 - Option 1) or 7.2% annually for ($87,202.36 - Option 2).

Example of market decrease
Assume  that the  Owner's  Account  Value  generally  increased  until the fifth anniversary but generally has been decreasing since the fifth contract anniversary. On the date we receive due proof of death (the Owner's 58th birthday), the Account Value is $48,000. The Highest Anniversary Value at the end of any previous period is $54,000. The Death Benefit would be the sum of prior Purchase Payments increased by 5.0% annually ($73872.77 - Option 1) or 7.2% annually for ($87202.36 - Option 2) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

Example of Highest Anniversary Value
Assume that the Owner's Account Value increased significantly during the first six years following the Issue Date. On the sixth anniversary date the Account Value was $90,000. During the seventh Annuity Year, the Account Value increases to as high as $100,000 but then subsequently falls to $80,000 on the date we receive due proof of death (the Owner's 58th birthday). The Death Benefit would be the Highest Anniversary Value at the end of any previous period ($90,000), which occurred on the sixth anniversary, although the Account Value was higher during the subsequent period. The Account Value on the date we receive due proof of death ($80,000) is lower, as is the sum of all prior Purchase Payments increased by 5.0% annually ($73,872.77 - Option 1) or 7.2% annually for ($87,202.36 - Option 2).

How much do you charge for the optional death benefits?
We deduct a charge from your Account Value if you elect to purchase either Optional Death Benefit. For Option 1, each deduction is 0.30% of the then current Death Benefit when the deduction is taken. For Option 2, each deduction is 0.50% of the then current Death Benefit when the deduction is taken. No charge applies after the Annuity Date.

We deduct the charge:
1.   on each anniversary of the Issue Date;
2. when Account Value is transferred to our general account prior to the Annuity Date;
3.   if you surrender your Annuity; and
4.   if you choose to terminate the benefit.

If you surrender the Annuity, elect to begin receiving Annuity payments or terminate the benefit on a date other than an anniversary of the Issue Date, the charge will be prorated. During the first year after the Issue Date, the charge would be prorated from the Issue Date. In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge. If your Annuity's Account Value is insufficient to pay the charge, we may deduct your remaining Account Value and terminate your Annuity. We will notify you if your Account Value is insufficient to pay the charge and allow you to submit an additional Purchase Payment to continue your Annuity.

Are there any exceptions to these rules for paying the Death Benefit?
Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any minimum Death Benefit that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

What options are available to my Beneficiary upon my death?
|X| During the accumulation period, if you die and the sole Beneficiary is your spouse, then your spouse may elect to be treated as the current Owner. The Annuity can be continued, subject to its terms and conditions, in lieu of receiving the death benefit. Your spouse may only assume ownership of the Annuity if he or she is designated as the sole primary Beneficiary.

|X|  In the event of your death, the death benefit must be distributed within:
     (a) five years of the date of death; or
     (b) over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

When do you determine the Death Benefit?
We determine the amount of the death benefit as of the date we receive "due proof of death" and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death.

We will require written acknowledgment of all named Beneficiaries before we can determine the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

VALUING YOUR INVESTMENT

HOW IS MY ACCOUNT VALUE DETERMINED?
During the accumulation period, the Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value includes any additional amounts we applied to your Purchase Payments that we are entitled to recover upon surrender of your Annuity. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. When determining the Account Value on a day other than a Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is equal to your Account Value minus the Annual Maintenance Fee and any additional amounts we applied to your Purchase Payments that we are entitled to recover upon surrender of your Annuity. The Surrender Value will also include any Market Value Adjustment that may apply.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you allocate Account Value to a Sub-Account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuate with the market fluctuations of the Portfolios. The value of the Units also reflect the daily accrual for the Insurance Charge.

Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?
During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed Allocation plus all interest credited to a Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from a Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of a Fixed Allocation on any day other than its Maturity Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?

Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) days after we receive all of our requirements to issue the Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue the Annuity within two (2) days. During any period that we are trying to obtain the required information, your money is not invested.

Additional Purchase Payments: We will apply any additional Purchase Payments on the Valuation Day that we receive the Purchase Payment with satisfactory instructions.

Scheduled Transactions: "Scheduled" transactions include transfers under a Dollar Cost Averaging, rebalancing, or asset allocation program, Systematic Withdrawals, Minimum Distributions or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on Valuation Day prior to the scheduled transaction date.

Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office in good order.

Death Benefits: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all materials we require for such transaction and that are satisfactory to us.

Transactions in Rydex Sub-accounts: Any financial transactions involving the Rydex Sub-accounts must be received by us no later than 3:00 p.m. Eastern time to be processed on the current Valuation Day. If you request a transaction involving the purchase or redemption of Units in one of the Rydex Sub-accounts after 3:00 p.m. Eastern time, we will deem your request as received by us on the next Valuation Day.

TAX CONSIDERATIONS

WHAT ARE SOME OF THE FEDERAL TAX CONSIDERATIONS OF THIS ANNUITY?
Following is a brief summary of some of the Federal tax considerations relating to this Annuity. However, since the tax laws are complex and tax consequences are affected by your individual circumstances, this summary of our interpretation of the relevant tax laws is not intended to be fully comprehensive nor is it intended as tax advice. Therefore, you may wish to consult a professional tax advisor for tax advice as to your particular situation.

HOW ARE AMERICAN SKANDIA AND THE SEPARATE ACCOUNTS TAXED?
The Separate Accounts are taxed as part of American Skandia. American Skandia is taxed as a life insurance company under Part I, subchapter L of the Code. No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Accounts with respect to the Annuities.

IN GENERAL, HOW ARE ANNUITIES TAXED?

Section 72 of the Code governs the taxation of annuities in general. Taxation of the Annuity will depend in large part on:

1.   whether the Annuity is used by:
     |X| a qualified pension plan, profit sharing plan or other retirement arrangement that is eligible for special treatment under the Code (for purposes of this discussion, a "Qualified Contract"); OR

     |X| an individual or a corporation, trust or partnership (a "Non-qualified Contract"); and

2.   whether the Owner is:
     |X| an individual person or persons; or
     |X| an entity including a corporation, trust or partnership.

Individual Ownership: If one or more individuals own an Annuity, the Owner of the Annuity is generally not taxed on any increase in the value of the Annuity until an amount is received (a "distribution"). This is commonly referred to as "tax deferral". A distribution can be in the form of a lump sum payment including payment of a Death Benefit, or in annuity payments under one of the annuity payment options. Certain other transactions may qualify as a distribution and be subject to taxation.

Entity Ownership: If the Annuity is owned by an entity and is not a Qualified Contract, generally the Owner of the Annuity must currently include any increase in the value of the Annuity during a tax year in its gross income. An exception from current taxation applies for annuities held by a structured settlement company, by an employer with respect to a terminated tax-qualified retirement plan, a trust holding an annuity as an agent for a natural person, or by a decedent's estate by reason of the death of the decedent. A tax-exempt entity for Federal tax purposes will not be subject to income tax as a result of this provision.

HOW ARE DISTRIBUTIONS TAXED?
Distributions from an Annuity are taxed as ordinary income and not as capital gains.

Distributions Before Annuitization: Distributions received before annuity payments begin are generally treated as coming first from "income on the contract" and then as a return of the "investment in the contract". The amount of any distribution that is treated as receipt of "income on the contract" is includible in the taxpayer's gross income and taxable in the year it is received. The amount of any distribution treated as a return of the "investment in the contract" is not includible in gross income.

|X| "Income on the contract" is calculated by subtracting the taxpayer's "investment in the contract" from the aggregate value of all "related contracts" (discussed below).
|X| "Investment in the contract" is equal to total purchase payments for all "related contracts" minus any previous distributions or portions of such distributions from such "related contracts" that were not includible in gross income. "Investment in the contract" may be affected by whether an annuity or any "related contract" was purchased as part of a tax-free exchange of life insurance or annuity contracts under Section 1035 of the Code. Unless "after-tax" or non-deductible contributions have been made to a Qualified Contract, the "investment in the contract" for a Qualified Contract will be considered zero for tax reporting purposes.

Distributions After Annuitization: A portion of each annuity payment received on or after the Annuity Date will generally be taxable. The taxable portion of each annuity payment is determined by a formula which establishes the ratio that the "investment in the contract" bears to the total value of annuity payments to be made. This is called the "exclusion ratio." The investment in the contract is excluded from gross income. Any additional payments received that exceed the exclusion ratio will be entirely includible in gross income. The formula for determining the exclusion ratio differs between fixed and variable annuity payments. When annuity payments cease because of the death of the person upon whose life payments are based and, as of the date of death, the amount of annuity payments excluded from taxable income by the exclusion ratio does not exceed the "investment in the contract," then the remaining portion of unrecovered investment is allowed as a deduction in the tax year of such death.

Penalty Tax on Distributions: Generally, any distribution from an annuity not used in conjunction with a Qualified Contract (Qualified Contracts are discussed below) is subject to a penalty equal to 10% of the amount includible in gross income. This penalty does not apply to certain distributions, including:

|X|  Distributions made on or after the taxpayer has attained age 59 1/2;
|X| Distributions made on or after the death of the contract owner, or, if the owner is an entity, the death of the annuitant,;
|X|  Distributions attributable to the taxpayer's becoming disabled;
|X| Distributions which are part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer (or the joint lives of the taxpayer and the taxpayer's Beneficiary);
|X| Distributions of amounts which are treated as "investments in the contract" made prior to August 14, 1982;
|X|  Payments under an immediate annuity as defined in the Code;
|X| Distributions under a qualified funding asset under Code Section 130(d); or |X| Distributions from an annuity purchased by an employer on the termination of a qualified pension plan that is held by the employer until the employee separates from service.

Special rules applicable to "related contracts": Contracts issued by the same insurer to the same contract owner within the same calendar year (other than certain contracts owned in connection with a tax-qualified retirement arrangement) are to be treated as one annuity contract when determining the taxation of distributions before annuitization. We refer to these contracts as "related contracts." In situations involving related contracts we believe that the values under such contracts and the investment in the contracts will be added together to determine the proper taxation of a distribution from any one contract described under the section "Distributions before Annuitization." Distributions will be treated as coming first from income on the contract until all of the income on all such related contracts is withdrawn, and then as a return of the investment in the contract. There is some uncertainty regarding the manner in which the Internal Revenue Service would view related contracts when one or more contracts are immediate annuities or are contracts that have been annuitized. The Internal Revenue Service has not issued guidance clarifying this issue as of the date of this Prospectus. You are particularly cautioned to seek advice from your own tax advisor on this matter.

Special concerns regarding "substantially equal periodic payments": (also known as "72(t) distributions") Any modification to a program of distributions which are part of a series of substantially equal periodic payments that occur before the later of the taxpayer reaching age 59 1/2 or 5 years from the first of such payments will result in the requirement to pay the taxes that would have been due had the payments been treated as subject to tax in the years received, plus interest. This does not apply when the modification is due by reason of death or disability. It is our understanding that the Internal Revenue Service may not consider a scheduled series of distributions to qualify under Sections 72(q) or 72(t) if the holder of the annuity retains the right to modify such distributions at will, even if such right is not exercised, or, for a variable annuity, depending on how payments are structured.

Special concerns regarding immediate annuities: The Internal Revenue Service has ruled that the exception to the 10% penalty described above for "non-qualified" immediate annuities as defined under the Code may not apply to annuity payments under a contract recognized as an immediate annuity under state insurance law obtained pursuant to an exchange of a contract if: (a) purchase payments for the exchanged contract were contributed or deemed to be contributed more than one year prior to the first annuity payment payable under the immediate annuity; and
(b) the annuity payments under the immediate annuity do not meet the requirements of any other exception to the 10% penalty. It is unclear whether the exception to the 10% penalty applies to annuity payments where the purchase payment originates from a deferred annuity contract established as a result of an exchange if: (a) purchase payments for the exchanged contract were contributed or are deemed to be contributed more than one year prior to the first annuity payment pursuant to the deferred annuity contract; or (b) the annuity payments pursuant to the deferred annuity do not meet the requirements of any other exception to the 10% penalty.

Special rules in relation to tax-free exchanges under Section 1035: Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If an annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any distributions other than as annuity payments will be considered to come:
|X| First, from the amount of "investment in the contract" made prior to August 14, 1982 and exchanged into the annuity;
|X| Then, from any "income on the contract" that is attributable to the purchase payments made prior to August 14, 1982 (including income on such original purchase payments after the exchange);
|X| Then, from any remaining "income on the contract"; and |X| Lastly, from the remaining "investment in the contract."

Therefore, to the extent a distribution is equal to or less than the investment in the contract made prior to August 14, 1982, such amounts are not included in taxable income. Further, distributions received that are considered to be a return of investment on the contract from purchase payments made prior to August 14, 1982, such distributions are not subject to the 10% tax penalty. In all other respects, the general provisions of the Code apply to distributions from annuities obtained as part of such an exchange.

WHAT TAX CONSIDERATIONS ARE THERE FOR TAX-QUALIFIED RETIREMENT PLANS OR QUALIFIED CONTRACTS?
An annuity may be suitable as a funding vehicle for various types of tax-qualified retirement plans. We have provided summaries of the types of tax-qualified retirement plans with which we may issue an Annuity. These summaries provide general information about the tax rules and are not intended to be complete discussions. The tax rules regarding qualified plans are complex. These rules may include limitations on contributions and restrictions on distributions, including additional taxation of distributions and additional penalties. The terms and conditions of the tax-qualified retirement plan may impose other limitations and restrictions that are in addition to the terms of the Annuity. The application of these rules depends on individual facts and circumstances. Before purchasing an Annuity for use in a qualified plan, you should obtain competent tax advice, both as to the tax treatment and suitability of such an investment. American Skandia does not offer all of its annuities to all of these types of tax-qualified retirement plans.

Corporate Pension and Profit-sharing Plans: Annuities may be used to fund employee benefits of various corporate pension and profit-sharing plans established by corporate employers under Sections 401(a) and 401(k) of the Code. Contributions to such plans are not taxable to the employee until distributions are made from the retirement plan. The Code imposes limitations on the amount that may be contributed and the timing of distributions. The tax treatment of distributions is subject to special provisions of the Code, and also depends on the design of the specific retirement plan. There are also special requirements as to participation, nondiscrimination, vesting and nonforfeitability of interests.

H.R. 10 Plans: Annuities may also be used to fund benefits of retirement plans established by self-employed individuals for themselves and their employees. These are commonly known as "H.R. 10 Plans" or "Keogh Plans". These plans are subject to most of the same types of limitations and requirements as retirement plans established by corporations. However, the exact limitations and requirements may differ from those for corporate plans.

Tax Sheltered Annuities: Under Section 403(b) of the Code a tax sheltered annuity ("TSA") is a contract into which contributions may be made by certain qualifying employers such as public schools and certain charitable, educational and scientific organizations specified in Section 501(c)(3) for the benefit of their employees. Such contributions are not taxable to the employee until distributions are made from the TSA. The Code imposes limits on contributions, transfers and distributions.
Nondiscrimination requirements also apply.

--------------------------------------------------------------------------------
Under a TSA, you may be prohibited from taking distributions from the contract attributable to contributions made pursuant to a salary reduction agreement unless the distribution is made:
--------------------------------------------------------------------------------
|X|      After the participating employee attains age 59 1/2;
|X|      Upon separation from service, death or disability; or
|X|      In the case of financial hardship (subject to restrictions).

Section 457 Plans: Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax exempt employers for their employees may invest in annuity contracts. The Code limits contributions and distributions, and imposes eligibility requirements as well. Contributions are not taxable to employees until distributed from the plan. However, plan assets remain the property of the employer and are subject to the claims of the employer's general creditors until such assets are made available to participants or their beneficiaries.

Individual Retirement Programs or "IRAs": Section 408 of the Code allows eligible individuals to maintain an individual retirement account or individual retirement annuity ("IRA"). IRAs are subject to limitations on the amount that may be contributed, the contributions that may be deducted from taxable income, the persons who may be eligible to establish an IRA and the time when distributions must commence. Further, an Annuity may be used to "roll-over" distributions from certain tax-qualified retirement plans and maintain their tax-deferral.

Roth IRAs: A form of IRA is also available called a "Roth IRA". Contributions to a Roth IRA are not tax deductible. However, distributions from a Roth IRA are free from Federal income taxes and are not subject to the 10% penalty tax if five (5) tax years have passed since the first contribution was made or any conversion from a traditional IRA was made and the distribution is made (a) once the taxpayer is age 59 1/2 or older, (b) upon the death or disability of the taxpayer, or (c) for qualified first-time home buyer expenses, subject to certain limitations. Distributions from a Roth IRA that are not "qualified" as described above may be subject to Federal income and penalty taxes.

Purchasers of IRAs and Roth IRAs will receive a special disclosure document, which describes limitations on eligibility, contributions, transferability and distributions. It also describes the conditions under which distributions from IRAs and qualified plans may be rolled over or transferred into an IRA on a tax-deferred basis and the conditions under which distributions from traditional IRAs may be rolled over to, or the traditional IRA itself may be converted into, a Roth IRA.

SEP IRAs: Eligible employers that meet specified criteria may establish Simplified Employee Pensions or SEP IRAs. Employer contributions that may be made to employee SEP IRAs are larger than the amounts that may be contributed to other IRAs, and may be deductible to the employer.

HOW ARE DISTRIBUTIONS FROM QUALIFIED CONTRACTS TAXED?
Distributions from Qualified Contracts are generally taxed under Section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the proportion of a distribution representing any investment gain on the after-tax contributions. Generally, a 10% penalty tax applies to the taxable portion of a distribution from a Qualified Contract made prior to age 59 1/2. However, the 10% penalty tax does not apply when the distribution:

|X| is part of a properly executed transfer to another IRA or another eligible qualified account;
|X| is subsequent to the death or disability of the taxpayer (for this purpose disability is as defined in Section 72(m)(7) of the Code);
|X| is part of a series of substantially equal periodic payments to be paid not less frequently than annually for the taxpayer's life or life expectancy or for the joint lives or life expectancies of the taxpayer and a designated beneficiary;
|X|  is subsequent to a separation  from service after the taxpayer  attains age
     55*;
|X| does not exceed the employee's allowable deduction in that tax year for medical care*; and
|X| is made to an alternate payee pursuant to a qualified domestic relations order*.

The exceptions above which are followed by an asterisk (*) do not apply to IRAs.

Minimum Distributions after age 70 1/2: A participant's interest in a Qualified Contract must generally be distributed, or begin to be distributed, by the "required beginning date". This is April 1st of the calendar year following the later of:
|X| the calendar year in which the individual attains age 70 1/2; or |X| the calendar year in which the individual retires from service with the employer sponsoring the plan. The retirement option is not available to IRAs.

The participant's entire interest must be distributed beginning no later than the required beginning date over a period which may not extend beyond a maximum of the life expectancy of the participant or the life expectancies of the owner and a designated Beneficiary. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by dividing the account value by the applicable life expectancy. The account balance is generally based upon the Account Value as of the close of business on the last day of the previous calendar year. A larger annual distribution may be required under certain circumstances.

If the participant dies before reaching his or her "required beginning date", his or her entire interest must generally be distributed within five years of death. However, this rule will be deemed satisfied if distributions begin before the close of the calendar year following death to a designated Beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the Beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased owner would have attained age 70 1/2. A surviving spouse would also have the option to assume the IRA as his or her own if he or she is the sole designated beneficiary. If a participant dies after reaching his or her required beginning date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

If the amount distributed is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

GENERAL TAX CONSIDERATIONS

Diversification: Section 817(h) of the Code provides that a variable annuity contract, in order to qualify as an annuity, must have an "adequately diversified" segregated asset account (including investments in a mutual fund by the segregated asset account of insurance companies). If the diversification requirements under the Code are not met and the annuity is not treated as an annuity, the taxpayer will be subject to income tax on the annual gain in the contract. The Treasury Department's regulations prescribe the diversification requirements for variable annuity contracts. We believe the underlying mutual fund portfolios should comply with the terms of these regulations.

Transfers Between Investment Options: Transfers between investment options are not subject to taxation. The Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. Such guidelines may or may not address the number of investment options or the number of transfers between investment options offered under a variable annuity. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. It is also not known what effect, if any, such guidelines may have on transfers between the investment options of the Annuity offered pursuant to this Prospectus. We will take any action, including modifications to your Annuity or the Sub-accounts, required to comply with such guidelines if promulgated.

Federal Income Tax Withholding: Section 3405 of the Code provides for Federal income tax withholding on the portion of a distribution which is includible in the gross income of the recipient. Amounts to be withheld depend upon the nature of the distribution. However, under most circumstances a recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by filing a completed election form with us.

Certain distributions, including rollovers, from most Qualified Contracts, may be subject to automatic 20% withholding for Federal income taxes. This will not apply to:

|X|  any portion of a distribution paid as Minimum Distributions;
|X|  direct transfers to the trustee of another retirement plan;
|X| distributions from an individual retirement account or individual retirement annuity;
|X| distributions made as substantially equal periodic payments for the life or life expectancy of the participant in the retirement plan or the life or life expectancy of such participant and his or her designated beneficiary under such plan; and
|X|  certain other distributions where automatic 20% withholding may not apply.

Loans, Assignments and Pledges: Any amount received directly or indirectly as a loan from, or any assignment or pledge of any portion of the value of, an annuity before annuity payments have begun are treated as a distribution subject to taxation under the distribution rules set forth above. Any gain in an annuity on or after the assignment or pledge of an entire annuity and while such assignment or pledge remains in effect is treated as "income on the contract" in the year in which it is earned. For annuities not issued for as Qualified Contracts, the cost basis of the annuity is increased by the amount of any assignment or pledge includible in gross income. The cost basis is not affected by any repayment of any loan for which the annuity is collateral or by payment of any interest thereon.

Gifts: The gift of an annuity to someone other than the spouse of the owner (or former spouse incident to a divorce) is treated, for income tax purposes, as a distribution.

Estate and Gift Tax Considerations: You should obtain competent tax advice with respect to possible federal and state estate and gift tax consequences flowing from the ownership and transfer of annuities.

Generation-Skipping Transfers: Under the Code certain taxes may be due when all or part of an annuity is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract holder. These generation-skipping transfers generally include those subject to federal estate or gift tax rules. There is an aggregate $1 million exemption from taxes for all such transfers. We may be required to determine whether a transaction is a direct skip as defined in the Code and the amount of the resulting tax. We will deduct from your Annuity or from any applicable payment treated as a direct skip any amount of tax we are required to pay.

Considerations for Contingent Annuitants: There may be adverse tax consequences if a contingent annuitant succeeds an annuitant when the Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred treatment under certain sections of the Code. In general, the Code is designed to prevent indefinite deferral of tax. Continuing the benefit of tax deferral by naming one or more contingent annuitants when the Annuity is owned by a non-qualified trust might be deemed an attempt to extend the tax deferral for an indefinite period. Therefore, adverse tax treatment may depend on the terms of the trust, who is named as contingent annuitant, as well as the particular facts and circumstances. You should consult your tax advisor before naming a contingent annuitant if you expect to use an Annuity in such a fashion.

GENERAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at http://www.americanskandia.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. Instead of immediately confirming transactions made pursuant to some type of periodic transfer program (such as a dollar cost averaging program) or a periodic Purchase Payment program, such as a salary reduction arrangement, we may confirm such transactions in quarterly statements. You should review the information in these statements carefully.

All errors or corrections must be reported to us at our Office as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 10 days from the date you receive the confirmation. For transactions that are only confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 10 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 10-day period. We may also send an annual report and a semi-annual report containing applicable financial statements, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

WHO IS AMERICAN SKANDIA?
American Skandia Life Assurance Corporation ("American Skandia") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states and the District of Columbia. American Skandia is a wholly-owned subsidiary of American Skandia Investment Holding Corporation (the "Parent"), whose ultimate parent is Skandia Insurance Company Ltd., a Swedish company. American Skandia markets its products to broker-dealers and financial planners through an internal field marketing staff. In addition, American Skandia markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

American Skandia is in the business of issuing variable annuity and variable life insurance contracts. American Skandia currently offers the following products: (a) flexible premium deferred annuities and single premium fixed deferred annuities that are registered with the SEC; (b) certain other fixed deferred annuities that are not registered with the SEC; (c) certain group variable annuities that are exempt from registration with the SEC that serve as funding vehicles for various types of qualified pension and profit sharing plans; (d) a single premium variable life insurance policy that is registered with the SEC; and (e) a flexible premium life insurance policy that is registered with the SEC.

WHAT ARE SEPARATE ACCOUNTS?
The assets supporting our obligations under the Annuities may be held in various accounts, depending on the obligation being supported. In the accumulation phase, assets supporting Account Values are held in separate accounts established under the laws of the State of Connecticut. We are the legal owner of assets in the separate accounts. In the payout phase, assets supporting fixed annuity payments and any adjustable annuity payments we make available are held in our general account. Income, gains and losses from assets allocated to these separate accounts are credited to or charged against each such separate account without regard to other income, gains or losses of American Skandia or of any other of our separate accounts. These assets may only be charged with liabilities which arise from the annuity contracts issued by American Skandia Life Assurance Corporation. The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment performance of such Sub-accounts. However, the obligations themselves are our general corporate obligations.

Separate Account B
During the accumulation phase, the assets supporting obligations based on allocations to the variable investment options are held in Class 2 Sub-accounts of American Skandia Life Assurance Corporation Variable Account B, also referred to as "Separate Account B". Separate Account B consists of multiple Sub-accounts. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. The names of each Sub-account are shown in the Statement of Additional Information. Separate Account B was established by us pursuant to Connecticut law. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B. The Sub-accounts offered pursuant to this Prospectus are all Class 2 Sub-accounts of Separate Account B. Each class of Sub-accounts in Separate Account B has a different level of charges assessed against such Sub-accounts. From November 16, 1993, the date the Class 2 Sub-accounts of the Separate Account commenced operations, until June 30, 1994 the annualized expenses charged against the Class 2 Sub-accounts totaled 1.90%. This included 1.00% as an investment allocation services charge and 0.90% for the combination of mortality and expense risk, as well as administration charges (we refer to this as the "Insurance Charge"). Starting on July 1, 1994, the 1.00% investment allocation services charge was no longer assessed against the Sub-accounts, so that the total annualized charges were 0.90%. As of May 1, 1998 the total annualized charges were further reduced to 0.65%. You will find additional information about these underlying mutual funds and portfolios in the prospectuses for such funds.

Separate Account B is registered with the SEC under the Investment Company Act of 1940 ("Investment Company Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the investment policies, management or practices of Separate Account B. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. We reserve the right to add Sub-accounts, eliminate Sub-accounts, to combine Sub-accounts, or to substitute underlying mutual funds or portfolios of underlying mutual funds.

Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Account Value allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk.

Separate Account D
During the accumulation phase, assets supporting our obligations based on Fixed Allocations are held in American Skandia Life Assurance Corporation Separate Account D, also referred to as Separate Account D. Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

We have sole discretion over the investment managers retained to manage the assets maintained in Separate Account D. We currently employ investment managers for Separate Account D including, but not limited to, J.P. Morgan Investment Management Inc. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s).

We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights
We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares in the manner directed by Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with the necessary forms to provide us with their instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

Material Conflicts
It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?
American Skandia Marketing, Incorporated ("ASM"), a wholly-owned subsidiary of American Skandia Investment Holding Corporation, is the distributor and principal underwriter of the securities offered through this prospectus. ASM acts as the distributor of a number of annuity and life insurance products we offer and both American Skandia Trust and American Skandia Advisor Funds, Inc., a family of retail mutual funds. ASM's principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM is registered as broker-dealer under the Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Annuity is offered on a continuous basis. ASM enters into distribution agreements with independent broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration. Applications for the Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, ASM may offer the Annuity directly to potential purchasers.

Concessions may be paid based on Account Value. The maximum concession to be paid in connection with the sale is 0.30% per year of the Account Value. We may also provide compensation for providing ongoing service to you in relation to the Annuity. Concessions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

In addition, firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. We or ASM may enter into compensation arrangements with certain firms. These arrangements will not be offered to all firms and the terms of such arrangements may differ between firms. Any such compensation will be paid by us or ASM and will not result in any additional charge to you. To the extent permitted by NASD rules and other applicable laws and regulations, ASM may pay or allow other promotional incentives or payments in the form of cash or other compensation.

Advertising: We may advertise certain information regarding the performance of the investment options. Details on how we calculate performance for the Sub-accounts are found in the Statement of Additional Information. This information may help you review the performance of the investment options and provide a basis for comparison with other annuities. It may be less useful when comparing the performance of the investment options with other savings or investment vehicles. Such other investments may not provide some of the benefits of annuities, or may not be designed for long-term investment purposes. Additionally other savings or investment vehicles may not be receive the beneficial tax treatment given to annuities under the Code.

Performance information on the Sub-accounts is based on past performance only and is not an indication or representation of future performance. Performance of the Sub-accounts is not fixed. Actual performance will depend on the type, quality and, for some of the Sub-accounts, the maturities of the investments held by the underlying mutual funds or portfolios and upon prevailing market conditions and the response of the underlying mutual funds to such conditions. Actual performance will also depend on changes in the expenses of the underlying mutual funds or portfolios. Such changes are reflected, in turn, in the Sub-accounts which invest in such underlying mutual fund or portfolio. In addition, the amount of charges assessed against each Sub-account will affect performance.

Some of the underlying mutual fund portfolios existed prior to the inception of these Sub-accounts. Performance quoted in advertising regarding such Sub-accounts may indicate periods during which the Sub-accounts have been in existence but prior to the initial offering of the Annuities, or periods during which the underlying mutual fund portfolios have been in existence, but the Sub-accounts have not. Such hypothetical performance is calculated using the same assumptions employed in calculating actual performance since inception of the Sub-accounts.

We may advertise the performance of the underlying mutual fund portfolios in the form of "Standard" and "Non-standard" Total Returns. "Standard Total Return" figures assume that all charges and fees are applicable. "Non-standard Total Return" figures may also be used that do not reflect all fees and charges. Non-standard Total Returns are calculated in the same manner as standardized returns. Any performance advertisements will not reflect the impact of any Target Value Credits.

The information we may advertise regarding the Fixed Allocations may include the then current interest rates we are crediting to new Fixed Allocations. Information on current rates will be as of the date specified in such advertisement. Rates will be included in advertisements to the extent permitted by law. Given that the actual rates applicable to any Fixed Allocation are as of the date of any such Fixed Allocation's Guarantee Period begins, the rate credited to a Fixed Allocation may be more or less than those quoted in an advertisement.

Advertisements   we  distribute   may  also  compare  the   performance  of  our
Sub-accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Shearson Lehman Bond Index, the Frank Russell non-U.S. Universal Mean, the Morgan Stanley Capital International Index of Europe, Asia and Far East Funds, and the Morgan Stanley Capital International World Index; and/or (b) other management investment companies with investment objectives similar to the mutual fund or portfolio underlying the Sub-accounts being compared. This may include the performance ranking assigned by various publications, including but not limited to the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today and statistical services, including but not limited to Lipper Analytical Services Mutual Funds Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, SEI, the Morningstar Mutual Fund Sourcebook and the Morningstar Variable Annuity/Life Sourcebook.

American Skandia Life Assurance Corporation may advertise its rankings and/or ratings by independent financial ratings services. Such rankings may help you in evaluating our ability to meet our obligations in relation to Fixed Allocations, pay minimum death benefits, pay annuity payments or administer Annuities. Such rankings and ratings do not reflect or relate to the performance of Separate Account B.

AVAILABLE INFORMATION
A Statement of Additional Information is available from us without charge upon your request. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in those registration statements and the exhibits thereto. You may obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 450 Fifth Street N.W., Washington, D.C., 20549. You may inspect and copy those registration statements and exhibits thereto at the SEC's public reference facilities at the above address, Room 1024, and at the SEC's Regional Offices, 7 World Trade Center, New York, NY, and the Everett McKinley Dirksen Building, 219 South Dearborn Street, Chicago, IL. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
To the extent and only to the extent that any statement in a document incorporated by reference into this Prospectus is modified or superseded by a statement in this Prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Prospectus. The Annual Report on Form 10-K for the year ended December 31, 1998 previously filed by the Company with the SEC under the Exchange Act is incorporated by reference in this Prospectus.

We will furnish you without charge a copy of any or all of the documents incorporated by reference in this Prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request.

HOW TO CONTACT US You can contact us by:

|X|  calling our Concierge Desk at 1-800-752-6342; or
|X| writing to us at American Skandia Life Assurance Corporation, P.O. Box 883, Shelton, Connecticut 06484-0883, Attention: Concierge Desk; or
|X|  sending    us   an   email   to   our    electronic    mail    address   at
     customerservice@skandia.com;   or
|X| accessing information about your Annuity through our Internet Website at americanskandia.com.

We may require that you present proper identification before performing transactions over the telephone, email or through our Internet website. This may include a Personal Identification Number or PIN that will be provided to you on or about the time that your Annuity is issued. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS
As of the date of this Prospectus, neither we nor ASM were involved in any litigation outside of the ordinary course of business, and know of no material claims.

EXECUTIVE OFFICERS AND DIRECTORS
Our executive officers, directors and certain significant employees, their ages, positions with us and principal occupations are indicated below. The immediately preceding work experience is provided for officers that have not been employed by us or an affiliate for at least five years as of the date of this Prospectus.

Name/                                                         Position with American Skandia
Age                                                           Life Assurance Corporation                        Principal Occupation

Robert M. Arena                                               Vice President,                                        Vice President,
30                                                            Director of Product                    Director of Product Management:
                                                              Management                                       American Skandia Life
                                                                                                               Assurance Corporation

Mr. Arena joined us in 1995. He previously held an internship position with KPMG
Peat  Marwick in 1994 and the position of Group Sales  Representative  with Paul
Revere Insurance from October, 1990 to August, 1993.

Gordon C. Boronow*                                            President and                                            President and
45                                                            Deputy Chief Executive Officer         Deputy Chief Executive Officer:
                                                              Director (since July, 1991)                      American Skandia Life
                                                                                                               Assurance Corporation

Nancy F. Brunetti                                             Executive Vice President                     Executive Vice President,
36                                                            Director (since February, 1996)               Chief Logistics Officer:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Malcolm M. Campbell                                           Director (since July, 1991)                 Director of Operations and
42                                                                                                     Chief Actuary, Assurance and
                                                                                                        Financial Services Division:
                                                                                                      Skandia Insurance Company Ltd.

Jan R. Carendi*                                               Chief Executive                    Senior Executive Vice President and
53                                                            Officer and                      Member of Executive Management Group:
                                                              Chairman of the                         Skandia Insurance Company Ltd.
                                                              Board of Directors
                                                              Director (since May, 1988)

Y.K. Chan                                                     Senior Vice President and                    Senior Vice President and
41                                                            Chief Information Officer                   Chief Information Officer:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Mr. Chan joined us in 1999. He previously held the position of Chief Information
Officer with E.M. Warburg Pincus from January 1995 until April 1999 and the position of Vice President, Client Server Application Development from January
1991 until January 1995.

Lincoln R. Collins                                            Executive Vice President                     Executive Vice President,
37                                                            Director (since February, 1996)                Chief Operating Officer
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Henrik Danckwardt                                             Director (since July, 1991)                        Director of Finance
44                                                                                                               and Administration,
                                                                                                             Assurance and Financial
                                                                                                                  Services Division:
                                                                                                      Skandia Insurance Company Ltd.

Wade A. Dokken                                                Director (since July, 1991)                       President and Deputy
38                                                                                                          Chief Executive Officer:
                                                                                            American Skandia Marketing, Incorporated


Larisa Gromyko                                                Director of Compliance                         Director of Compliance:
52                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Teresa Grove                                                  Vice President,                                        Vice President,
44                                                            Service Operations                                 Service Operations:
                                                                                                        American Skandia Information
                                                                                                 Services and Technology Corporation

Ms.  Grove  joined us in 1996.  She  previously  held the  position  of  Account
Services  Manager with  Twentieth  Century from January,  1992 until  September,
1996.

Brian L. Hirst                                                Vice President,                                        Vice President,
50                                                            Corporate Actuary                                   Corporate Actuary:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Mr. Hirst joined us in 1996. He previously held the positions of Vice President from 1993 to 1996 and Second Vice President from 1987 to 1992 at Allmerica
Financial.

N. David Kuperstock                                           Vice President,                                        Vice President,
46                                                            Product Development                               Product Development:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Thomas M. Mazzaferro                                          Executive Vice President and              Executive Vice President and
45                                                            Chief Financial Officer,                      Chief Financial Officer:
                                                              Director (since September, 1994)                 American Skandia Life
                                                                                                               Assurance Corporation

Gunnar J. Moberg                                              Director (since October, 1994)         Director - Marketing and Sales,
43                                                                                                          Assurances and Financial
                                                                                                                  Services Division:
                                                                                                      Skandia Insurance Company Ltd.

David R. Monroe                                               Senior Vice President,                          Senior Vice President,
36                                                            Treasurer and                                            Treasurer and
                                                              Corporate Controller                             Corporate Controller:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Mr. Monroe joined us in 1996. He  previously  held  positions of Assistant  Vice
President and Director at Allmerica  Financial from August,  1994 to July,  1996 and Senior Manager at KPMG Peat Marwick from July, 1983 to July, 1994.

Polly Rae                                                     Vice President                                         Vice President,
36                                                            Key Account Operations                         Key Account Operations:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Rodney D. Runestad                                            Vice President                                         Vice President:
48                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Anders O. Soderstrom                                          Executive Vice President                     Executive Vice President:
38                                                            Director (since September, 1994)                 American Skandia Life
                                                                                                               Assurance Corporation

William H. Strong                                             Vice President,                                        Vice President,
55                                                            Product Innovation                                  Product Innovation
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Mr. Strong joined us in 1997. He previously held the position of Vice President with American Financial Systems from June 1994 to October 1997 and the position of Actuary with Connecticut Mutual Life from June 1965 to June 1994.

Amanda C. Sutyak                                              Executive Vice President                               Vice President:
40                                                            Director (since July, 1991)                           American Skandia
                                                                                                             Marketing, Incorporated

C. Ake Svensson                                               Director (since December, 1994)                       Vice President,
47                                                                                                             Business Development:
                                                                                                         American Skandia Investment
                                                                                                                 Holding Corporation

Mr.  Svensson  joined us in 1994. He previously held the position of Senior Vice
President with Nordenbanken.

Mary Toumpas                                                  Director of Advertising Compliance                  Vice President and
47                                                                                                              Compliance Director:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Ms. Toumpas  joined us in 1997.  She  previously  held the position of Assistant
Vice President with Chubb Life/Chubb Securities.

Bayard F. Tracy                                               Director (since September, 1994)                Senior Vice President,
50                                                                                                           National Sales Manager:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Jeffrey M. Ulness                                             Vice President,                                        Vice President,
37                                                            Product Management                                 Product Management:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Mr. Ulness joined us in 1994. He previously held the positions of Counsel at North American Security Life Insurance Company from March, 1991 to July, 1994 and Associate at LeBoeuf, Lamb, Leiby, Green and MacRae from January, 1990 to
March 1991.


--------
* Trustees of American  Skandia  Trust,  one of the  underlying  mutual funds in which the Sub-accounts offered pursuant to this Prospectus invest.

42


CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

General Information about American Skandia
|X|  American Skandia Life Assurance Corporation
|X| American Skandia Life Assurance Corporation Variable Account B (Class 2 Sub-accounts)
|X|  American Skandia Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor - American Skandia Marketing, Incorporated

How Performance Data is Calculated
|X|  Current and Effective Yield
|X|  Total Return

How the Unit Price is Determined

Additional Information on Fixed Allocations
|X|  How We Calculate the Market Value Adjustment

General Information
|X|      Voting Rights
|X|      Modification
|X|      Deferral of Transactions
|X|      Misstatement of Age or Sex
|X|      Ending the Offer

Independent Auditors

Legal Experts

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|X|  Appendix A - American Skandia Life Assurance Corporation Variable Account B
     (Class 2 Sub-accounts)

            APPENDIX A - FINANCIAL INFORMATION ABOUT AMERICAN SKANDIA



         Selected Financial Data

         The following table summarizes information with respect to the operations of the Company. The selected financial data should be read in conjunction with the financial statements and the notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations.


         (in thousands)                                             FOR THE YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------
                                                 1998              1997           1996           1995            1994
                                                 ----              ----           ----           ----            ----
               Income Statement Data:
               Revenues:
               Annuity and life insurance
                  charges and fees*        $     186,211    $     121,158   $     69,780     $    38,837   $    24,780
               Fee income                         50,839           27,593         16,420           6,206         2,112
               Net investment income              11,130            8,181          1,586           1,601         1,300
               Premium income and
                   other revenues                  1,360            1,082            265              45            92
                                           -------------    -------------   ------------     -----------   -----------

               Total revenues              $     249,540    $     158,014   $     88,051     $    46,689   $    28,284
                                           =============    =============   ============     ===========   ===========

               Benefits and Expenses:
               Annuity benefits            $         558    $       2,033   $        613     $       555   $       370
               Change in annuity policy reserves   1,053               37            635          (6,779)        5,766
               Cost of minimum death benefit
                   reinsurance                     5,144            4,545          2,867           2,057         -
               Return credited to contractowners  (8,930)          (2,018)           673          10,613          (517)
               Underwriting, acquisition and
                   other insurance expenses      167,790           90,496         49,887          35,914        18,943
               Interest expense                   41,004           24,895         10,791           6,500         3,616
                                           -------------    -------------   ------------    ------------  ------------
               Total benefits and expenses $     206,619    $     119,988   $     65,466    $     48,860  $     28,178
                                           =============    =============   ============    ============  ============

               Income tax expense (benefit)$       8,154    $      10,478   $     (4,038)   $        397  $        247
                                           =============    =============   ============    ============  ============

               Net income (loss)           $      34,767    $      27,548   $     26,623    $     (2,568) $       (141)
                                           =============    =============   ============    ============  ============

               Balance Sheet Data:
               Total Assets                $  18,848,273    $  12,894,290   $  8,268,696    $  4,956,018  $  2,824,311
                                           =============    =============   ============    ============  ============
               Future fees payable
                   to parent               $     368,978    $     233,034   $     47,112    $         -   $         -
                                           =============    =============   ============    ============  ============
               Surplus Notes               $     193,000    $     213,000   $    213,000    $    103,000  $     69,000
                                           =============    =============   ============    ============  ============

               Shareholder's  Equity       $     250,417    $     184,421   $    126,345    $     59,713  $     52,206
                                           =============    =============   ============    ============  ============

               * On annuity and life insurance sales of $4,159,662, $3,697,990,
                 $2,795,114, $1,628,486, and $1,372,874, during the years ended
                 December 31, 1998,  1997, 1996, 1995, and 1994, respectively, with contractowner assets under management of $17,854,761, $12,119,191, $7,764,891, $4,704,044, and $2,661,161 as of
                 December 31,  1998,  1997,  1996,  1995 and 1994, respectively.

         Management's Discussion and Analysis of Financial Condition and Results of Operations

         American Skandia Life Assurance Corporation (the "Company") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states. It is a wholly-owned subsidiary of American Skandia Investment Holding Corporation (the "Parent"), whose ultimate parent is Skandia Insurance Company Ltd., a Swedish company.

         The Company is primarily in the business of issuing long-term savings and retirement products to individuals, groups and qualified pension plans. Since its business inception in 1988, the Company has offered a wide array of annuities, including: a) certain deferred annuities that are registered with the Securities and Exchange Commission, including variable annuities and fixed interest rate annuities that include a market value adjustment feature; b) certain other fixed deferred annuities that are not registered with the Securities and Exchange Commission; c) non-registered group variable annuities designed as funding vehicles for various types of qualified retirement plans; and d) fixed and adjustable immediate annuities.

         In April 1998, the Company began offering a term life insurance product in support of an affiliate's mutual fund products. In May 1998, the Company launched a single premium variable life insurance product. In January 1999, the Company launched its second variable life product, which was designed as a flexible premium product.

         The Company markets its products to independent financial planners and broker-dealers through an internal field marketing staff. In addition, the Company markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities and life insurance.

         The Company has a 99.9% ownership in Skandia Vida, S.A. de C.V. which is a life insurance company domiciled in Mexico. This Mexican life insurer is a start up company with expectations of selling long-term savings products within Mexico. Skandia Vida, S.A. de C.V had total shareholder's equity of $4,724,000 and $1,509,000 as of December 31, 1998, and 1997, respectively and has generated net losses of $2,514,000, $1,438,000 and $781,000
         for  the  years  ended   December  31,   1998,   1997  and  1996,
         respectively.

         RESULTS OF OPERATIONS

         Annuity and life insurance sales increased 12%, 32% and 72% in 1998, 1997 and 1996, respectively. The Company continues to show significant growth in sales volume and ranked 6th highest in variable annuity sales during 1998, according to the Variable Annuity Research and Data Service. The Company's growth is a result of innovative product development activities, the recruitment and retention of top producers, and the success of its highly rated customer service teams.

         The Company offers and sells a wide range of deferred annuities and variable life insurance through three focused marketing, sales and service teams. Each team specializes in addressing one of the Company's primary distribution channels: (a) financial planning firms; (b) broker-dealers that generally are members of the New York Stock Exchange, including "wirehouse" and regional broker-dealer firms; and (c) broker-dealers affiliated with banks or which specialize in marketing to customers of banks. The Company also offers a number of specialized products distributed by select, large distributors. There has been continued growth and success in expanding the number of selling agreements in the primary distribution channels. There has also been increased success in enhancing the relationships with the registered representatives/insurance agents of all the selling firms.

         Total  assets  grew  46%,  56% and 66% in 1998,  1997  and  1996, respectively. These increases were a direct result of the substantial sales volume and market growth of the separate account assets. The sales and market growth also drove increases in deferred acquisition costs, as well as, fixed maturity investments, in support of the Company's risk based capital requirements. Liabilities grew 46%, 56%, and 65% in 1998, 1997 and 1996, respectively, as a result of the reserves required for the increased sales activity along with the sale of future fees and charges during these periods. These sales of future fees and charges to the Parent are needed to fund the acquisition costs of the Company's variable annuity and life insurance business.

         The Company generated net income after tax of $34,767,000 $27,548,000 and $26,623,000 in 1998, 1997 and 1996, respectively.
         The Company benefited in each of the past three years from strong sales growth and favorable market conditions. In 1996, the Company also benefited from the recognition of the reversal of the deferred tax valuation allowance. Assets under management, from which the Company derives a significant portion of its revenues grew 47%, 56% and 65% in 1998, 1997 and 1996, respectively.

         REVENUES

         As a result of the significant growth in sales and assets under management, contractowner fees and charges and fees generated from transfer agency-type activities increased dramatically over the past three years:

         (annual percentage growth)        1998       1997       1996
                                           ----       ----       ----

         Annuity and life insurance
           fees and charges                 54%        74%        80%
                                           ====       ====       ====

         Transfer agency fee income         84%        68%       165%
                                           ====       ====       ====

         Net investment income increased 36% and 416% in 1998 and 1997, respectively, and decreased slightly in 1996. The majority of the income was generated from the bond holdings, which were increased in 1998 and 1997 to meet risk based capital goals, which in turn, have increased as a result of the growth in business.

         Premium income represents premiums earned on sales of immediate annuities with life contingencies, supplementary contracts with life contingencies and certain life insurance products. Sales of these ancillary products decreased slightly in 1998 and 1996 and increased in 1997.

         BENEFITS

         Annuity benefits and the change in annuity policy reserves relate to annuity contracts with mortality risks, these being immediate annuity contracts with life contingencies and supplementary contracts with life contingencies. Due to the age of these policies in force and the relative insignificance of these products to the Company's overall portfolio of products, fluctuations in these benefits were of marginal importance to the Company's total operations.

         The Company reinsures the guaranteed minimum death benefit exposure on most of the variable annuity contracts. The costs (minimum guaranteed premium per reinsurance contracts) associated with reinsuring the guaranteed minimum death benefit reserve exceeded the change in the guaranteed minimum death benefit reserve during 1998, 1997 and 1996. This cost increased in each of the past three years by 13%, 59% and 39%, respectively.

         Return credited to contractowners includes primarily revenues on the variable and market value adjusted annuities and variable life insurance, offset by the benefit payments and change in reserves required on this business. The 1998 return credited to contractowners in the amount of ($8,930,000) represented higher than expected Separate Account investment returns on the market value adjusted contracts in support of the benefits and required reserves.

         The 1997 return credited to contractowners in the amount of ($2,018,000) represents a break-even year for the Company's market value adjusted product line. The 1996 return credited to contractowners in the amount of $673,000 represents a favorable investment return on the market value adjusted contracts relating to the benefits and required reserves, offset by the effect of bond market fluctuations on December 31, 1996 in the amount of $1,800,000. While the assets relating to the market value adjusted contracts reflect the market interest rate fluctuations which occurred on December 31, 1996, the liabilities are based on the interest rates set for new contracts which are generally based on the prior day's interest rates. During the first week of January 1997, interest rates were established for new contracts, thereby bringing the liabilities relating to the market value adjusted contracts in line with the related assets. Consequently, the gain realized in 1997 was a result of this liability shift.

         EXPENSES

         Underwriting, acquisition and other insurance expenses for 1998, 1997 and 1996 were as follows:

         (in thousands)                       1998       1997       1996
                                              ----       ----       ----

         Commissions                       $ 224,916  $ 186,920  $ 140,459
         General expenses                    117,678     94,640     63,375
         Net capitalization of
           deferred acquisition costs       (174,804)  (191,064)  (153,947)
                                           ---------  ---------  ---------

         Underwriting, acquisition and
           other insurance expenses        $ 167,790  $  90,496  $  49,887
                                           =========  =========  =========

         Commissions increased with the growth in sales. General expenses increased with the growth in sales, along with start up costs associated with the Company's entry into variable life insurance and qualified plans. The net capitalization of deferred acquisition costs decreased in 1998 as a result of increased amortization.

         Interest expense increased $16,109,000, $14,104,000 and $4,291,000 in 1998, 1997 and 1996, respectively, as a result of additional financing transactions, which consisted of the sale of future fees to the Parent ("securitization transactions"). In addition, the Company had outstanding surplus notes totaling $213,000,000 throughout 1998 ($20,000,000 was retired on December 31, 1998). Surplus notes as of December 31, 1998 and 1997 totaled $193,000,000 and $213,000,000, respectively.

         The effective income tax rates for the years ended December 31, 1998, 1997 and 1996 were 19%, 28% and (18%), respectively. The effective rate is lower than the corporate rate of 35% due to permanent differences, with the most significant item being the dividend received deduction. Additionally, the Company released a deferred tax valuation allowance of $9,325,000 in 1996.

         LIQUIDITY AND CAPITAL RESOURCES

         ASLAC's liquidity requirement was met by cash from insurance operations, investment activities, borrowings from its Parent and sale of rights to future fees and charges to its Parent.

         Approximately 97% of 1998 sales (94% in 1997 and 1996) were variable annuity and life insurance products, most of which carry a contingent deferred sales charge. This type of product causes a temporary cash strain in that 100% of the proceeds are invested in separate accounts supporting the product leaving a cash (but not capital) strain caused by the acquisition cost for the new business. This cash strain required the Company to look beyond the cash made available by insurance operations and investments of the Company to financing in the form of surplus notes, capital contributions, the sale of certain rights to future fees and modified coinsurance arrangements.

         - During 1996, the Company issued $110,000,000 of surplus notes to its Parent.

         - During December 1998 and 1997, the Company received $2,600,000 and $27,700,000, respectively, from its Parent to support the capital needs of its U.S. operations during the current year along with the following year's anticipated growth in business.

         - Funds received from new securitization transactions amounted to $169,881,000, $194,512,000 and $50,221,000 for 1998, 1997
           and 1996, respectively.

         - During 1998, 1997 and 1996, the Company extended its reinsurance agreements (which were initiated in 1993, 1994 and 1995). The reinsurance agreements are modified coinsurance arrangements where the reinsurer shares in the experience of a specific book of business.

         The  Company   expects  the  continued  use  of  reinsurance  and
         securitization transactions to fund the cash strain anticipated from the acquisition costs on the coming years' sales volume.

         As of December 31, 1998 and 1997, shareholder's equity was $250,417,000 and $184,421,000, respectively. The increases were driven by the previously mentioned capital contributions received from the Parent and net income from operations.

         ASLAC has long-term surplus notes and a short-term borrowings with its Parent. No dividends have been paid to its Parent.

         The National Association of Insurance Commissioners ("NAIC") requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies which may need regulatory attention. The RBC model law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. The Company has complied with the NAIC's RBC reporting requirements and has total adjusted capital well above required capital.

         YEAR 2000 COMPLIANCE

         The Company is continuing its ongoing assessment of the potential impact of the Year 2000 issue on various aspects of its business. The Company's computer support is provided by its affiliate, American Skandia Information Services and Technology Corporation, which also provides such support for the Company's affiliated broker-dealer, American Skandia Marketing, Incorporated and the Company's affiliated investment advisory firm, American Skandia Investment Services, Incorporated. Because of the nature of the Company's business, any assessment of the potential impact of the Year 2000 issues on the Company must be an assessment of the potential impact of these issues on all these companies, which are referred to below as "American Skandia".

         Business Partners

         Management believes the area where the Company is most vulnerable to Year 2000 issues is in its interfaces with computer systems of investment managers, sub-advisors, third party administrators, vendors and other business partners. The inability to properly recognize date sensitive electronic information and transfer data between systems could cause errors or even a complete systems failure
         which  would   result  in  a  temporary   inability   to  process
         transactions correctly or engage in normal business activities.

         The American Skandia deferred annuity operational business partners report that all critical interfaces are Year 2000 compliant. All investment managers and sub-advisors are required by the Securities and Exchange Commission to publicly disclose their Year 2000 status in December 1998 and June 1999.

         American Skandia has initiated formal communications with parties that provide third party administration, record keeping and trust services in connection with its life insurance and qualified retirement plan annuities business. Management has already received several written assurances that these firms will be Year 2000 compliant. The Company expects to have certifications from all remaining parties by July 1999. American Skandia is currently developing contingency plans in the event that these targets are not met.

         Information Technology Systems

         American Skandia is a relatively young company whose internally developed systems were designed from the start with four digit year codes. The Company engaged an external information technology specialist to review American Skandia's operating systems and internally developed software. The assessment was completed in December 1997 and the results were favorable. Specific modifications were suggested, evaluated and implemented for the annuity administration system. This project was completed during 1998 and a certificate of compliance has been received. Other non-critical internally developed applications in the client/server area have already been or will be remediated during 1999. The costs associated with this aspect of Year 2000 compliance have not had, and are not expected to have, a significant impact on the Company's results from operations.

         Suppliers and Non-Information Technology Systems

         Like most companies, American Skandia is reliant on network, and desktop operating systems and software providers to release compliant versions of their respective systems. American Skandia's network is currently at the most compliant level available. The standard desktop software will be replaced, as fully compliant versions become available. In addition, the Company is in the process of contacting the non-information systems vendors and suppliers regarding their Year 2000 compliance status and will factor the results of these assessments into its contingency plans.

         Management believes it has an effective program in place to resolve the Year 2000 issue in a timely manner. However, should errors or disruptions in computer service occur, the Company could realize losses. Given the nature and uncertainty of such losses, the amounts cannot be reasonably determined.

         Quantitative and Qualitative Disclosures About Market Risk

         Interest Rate Sensitivity

         At December 31, 1998, the Company held in its general account $149,484,000 of fixed maturity investments that are sensitive to changes in interest rates. These securities are held in support of the Company's fixed immediate annuities and supplementary contracts ($23,699,000 in reserves at December 31, 1998) and in support of the Company's target solvency capital. With respect to the insurance contracts, interest rate risk is managed through an asset/liability matching program which takes into account the risk variables of the insurance liabilities supported by the assets. In addition, the Company has a conservative investment philosophy, with all investments being investment grade corporate securities, government agency or U.S. government securities.

         In addition, the Company's deferred annuity products offer a fixed option that subjects the Company to interest rate risk. The fixed option guarantees a fixed rate of interest for a period of time selected by the contract holder (options available range from 1 to 10 years). Withdrawal of funds before the end of the guarantee period subjects the contract holder to a market value adjustment ("MVA"). In the event of rising interest rates, which make the fixed maturity securities underlying the guarantee less valuable, the market value adjustment could be negative. In the event of falling interest rates, which make the fixed maturity securities underlying the guarantee more valuable, the market value adjustment could be positive. Should these contracts be surrendered early, this increase or decrease in fair value would be substantially offset through the application of the MVA and its effect on contractholders choosing to withdraw. The risk to the Company on these contracts relates to the ability to reinvest proceeds from interest payments and other activity over the guarantee term at interest rates required to meet interest rate guarantees and the risk of default. This risk is managed through an asset/liability matching program. At December 31, 1998, the Company had $613,057,000 of contracts subject to MVA.

         Equity Market Exposure

         The Company has a small portfolio of equity investments; mutual funds which are held in support of a deferred compensation program. In the event of a decline in market values of underlying securities, the value of the portfolio would decline, however the accrued benefits payable under the related deferred compensation program would decline by a corresponding amount.

         The primary equity market risk to the Company comes from the nature of the variable annuity and variable life products sold by ASLAC. Various fees and charges earned by ASLAC are substantially derived as a percentage of the market value of assets under management. In a market decline, this income would be reduced. This could be further compounded by customer withdrawals, net of applicable surrender charge revenues, partially offset by transfers to the fixed option discussed above. A 10% decline in the market value of the assets under management at December 31, 1998, sustained throughout 1999, would result in a $28,000,000 drop in related fee income.

         In addition, it is not clear what the impact of a prolonged downturn in the equity markets would have on ongoing sales. Customer's perceptions of a downturn in equity markets coupled with rising interest rates could move them into financial products other than variable annuities or variable life; however, the Company's products might remain attractive to purchasers in relation to other long-term savings vehicles even after such a decline.

                  AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Shareholder of
    American Skandia Life Assurance Corporation
Shelton, Connecticut

We have audited the consolidated statements of financial condition of American Skandia Life Assurance Corporation (the "Company" which is a wholly-owned subsidiary of Skandia Insurance Company Ltd.) as of December 31, 1998 and 1997, and the related consolidated statements of income, shareholder's equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We  conducted  our  audits  in accordance  with  generally   accepted  auditing
standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Skandia Life Assurance Corporation at December 31, 1998 and 1997, and the consolidated results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.




/s/ Ernst & Young, LLP
----------------------
Hartford, Connecticut

February 20, 1999

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholder of
     American Skandia Life Assurance Corporation
Shelton, Connecticut


We  have  audited  the accompanying   consolidated  statements  of  operations,
shareholder's equity, and cash flows of American Skandia Life Assurance Corporation and subsidiary (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) for the year ended December 31, 1996. These consolidated financial
statements  are  the   responsibility   of  the   Company's   management.   Our
responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable
assurance  about  whether  the  financial   statements  are  free  of  material
misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated results of operations and cash flows of American Skandia Life Assurance Corporation and subsidiary for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


/s/Deloitte & Touche LLP
------------------------
New York, New York


March 10, 1997

                        AMERICAN SKANDIA LIFE ASSURANCE
                    CORPORATION (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                 (in thousands)

                                                        AS OF DECEMBER 31,
                                                      1998             1997
                                                   ----------       ----------

ASSETS

Investments:
   Fixed maturities - at amortized cost          $     8,289      $     9,367
   Fixed maturities - at fair value                  141,195          108,323
   Investment in mutual funds - at fair value          8,210            6,711
   Policy loans                                          569              687
                                                  ----------      -----------

      Total investments                              158,263          125,088

Cash and cash equivalents                             77,525           81,974
Accrued investment income                              2,880            2,442
Fixed assets                                             328              356
Deferred acquisition costs                           721,507          546,703
Reinsurance receivable                                 4,191            6,343
Receivable from affiliates                             1,161            1,911
Income tax receivable - current                           -             1,048
Income tax receivable - deferred                      38,861           26,174
State insurance licenses                               4,413            4,563
Other assets                                           3,744            2,524
Separate account assets                           17,835,400       12,095,164
                                                  ----------       ----------

      Total assets                               $18,848,273      $12,894,290
                                                 ===========      ===========

LIABILITIES AND SHAREHOLDER'S EQUITY

Liabilities:
   Reserve for future contractowner benefits     $    37,508      $    43,204
   Policy reserves                                    25,545           24,415
   Drafts outstanding                                 28,941           19,278
   Accounts payable and accrued expenses              91,827           71,190
   Income tax payable                                  6,657               -
   Payable to affiliates                                  -               584
   Future fees payable to parent                     368,978          233,034
   Short-term borrowing                               10,000           10,000
   Surplus notes                                     193,000          213,000
   Separate account liabilities                   17,835,400       12,095,164
                                                  ----------       ----------

      Total liabilities                           18,597,856       12,709,869
                                                  ----------       ----------

Shareholders Equity:
   Common stock, $80 par, 25,000 shares
     authorized, issued and outstanding                2,000            2,000
   Additional paid-in capital                        179,889          151,527
   Retained earnings                                  64,993           30,226
   Accumulated other comprehensive income              3,535              668
                                                  ----------       ----------

      Total shareholder's equity                     250,417          184,421
                                                  ----------       ----------

    Total liabilities and shareholder's equity   $18,848,273      $12,894,290
                                                 ===========      ===========




                 See notes to consolidated financial statements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

                        CONSOLIDATED STATEMENTS OF INCOME
                                 (in thousands)

                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                            1998                     1997                    1996
                                                         ------------            -------------           ------------
REVENUES

Annuity and life insurance charges and fees                $186,211                $121,158                $69,780
Fee income                                                   50,839                  27,593                 16,420
Net investment income                                        11,130                   8,181                  1,586
Premium income                                                  874                     920                    125
Net realized capital gains                                       99                      87                    134
Other                                                           387                      75                      6
                                                         ------------            -------------           ------------

     Total revenues                                         249,540                 158,014                 88,051
                                                         ------------            -------------           ------------

BENEFITS AND EXPENSES

Benefits:
  Annuity benefits                                              558                   2,033                    613
  Change in annuity policy reserves                           1,053                      37                    635
  Cost of minimum death benefit reinsurance                   5,144                   4,545                  2,867
  Return credited to contractowners                          (8,930)                 (2,018)                   673
                                                         ------------            -------------           ------------

                                                             (2,175)                  4,597                  4,788
                                                         ------------            -------------           ------------
Expenses:
  Underwriting, acquisition and
      other insurance expenses                              167,640                  90,346                 49,737
  Amortization of state insurance licenses                      150                     150                    150
  Interest expense                                           41,004                  24,895                 10,791
                                                         ------------            -------------           ------------

                                                            208,794                 115,391                 60,678
                                                         ------------            -------------           ------------

     Total benefits and expenses                            206,619                 119,988                 65,466
                                                         ------------            -------------           ------------

Income from operations before income taxes                   42,921                  38,026                 22,585

     Income tax expense (benefit)                             8,154                  10,478                 (4,038)
                                                         ------------            -------------           ------------

        Net income                                          $34,767                 $27,548                $26,623
                                                         ============            =============           ============










                 See notes to consolidated financial statements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                                 (in thousands)


                                                                     FOR THE YEAR ENDED DECEMBER 31,
                                                             1998                  1997                  1996
                                                          -----------           -----------           -----------

Common stock:
      Beginning and ending balance                           $2,000              $ 2,000               $ 2,000

Additional paid in capital:
   Beginning balance                                        151,527              122,250                81,875
      Additional contributions                               28,362               29,277                40,375
                                                          -----------           -----------           ----------
         Ending balance                                     179,889              151,527               122,250

Retained earnings (deficit):
   Beginning balance                                         30,226                 2,678              (23,945)
      Net income                                             34,767                27,548               26,623
                                                          -----------           -----------           ----------
         Ending balance                                      64,993                30,226                2,678

Accumulated other comprehensive income:
   Beginning balance                                            668                 (584)                 (217)
      Other comprehensive income                              2,867                1,252                  (367)
                                                          -----------           -----------           -----------
         Ending balance                                       3,535                  668                  (584)
                                                          -----------           -----------           -----------
            Total shareholder's equity                     $250,417              $184,421              $126,345
                                                          ===========           ===========           ===========



























                 See notes to consolidated financial statements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

                      CONSOLIDATED STATEMENTS OF CASH FLOW
                                 (in thousands)


                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                                        1998                 1997                 1996
                                                                    ------------         ------------        ------------
Cash flow from operating activities:

  Net income                                                          $ 34,767             $ 27,548            $ 26,623
  Adjustments to reconcile net income to net cash
    used in operating activities:
      Increase in policy reserves                                        1,130                3,176               1,852
      Amortization of bond discount                                        101                   73                  27
      Amortization of insurance licenses                                   150                  150                 150
      Change in receivable from/payable to affiliates                      166               (1,321)                540
      Change in income tax receivable/payable                            7,704               (2,172)              1,688
      Increase in other assets                                          (1,191)                (604)               (661)
      Increase in accrued investment income                               (438)                (483)             (1,764)
      Decrease/(increase) in reinsurance receivable                      2,152                 (268)               (676)
      Increase in deferred acquisition costs, net                     (174,804)            (190,969)           (153,918)



      Increase in income tax receivable - deferred                     (14,242)              (9,631)            (16,903)
      Increase in accounts payable and accrued expenses                 20,637                5,719              32,323
      Increase in drafts outstanding                                     9,663                6,245              13,032
      Change in foreign currency translation, net                          (22)                 (34)                (77)
      Realized gain on sale of investments                                 (99)                 (87)               (134)
                                                                    ------------         ------------        ------------
           Net cash used in operating activities                      (114,326)            (162,658)            (97,898)
                                                                    ------------         ------------        ------------

Cash flow from investing activities:

  Purchase of fixed maturity investments                               (31,828)             (28,905)            (96,813)
  Proceeds from sale and maturity of fixed maturity investments          4,049               10,755               8,947
  Purchase of shares in mutual funds                                    (7,158)              (5,595)             (2,160)
  Proceeds from sale of shares in mutual funds                           6,086                1,415               1,274
  Decrease/(increase) in policy loans                                      118                 (528)               (104)
                                                                    ------------         ------------        ------------
            Net cash used in investing activities                       (28,733)             (22,858)            (88,856)
                                                                    ------------         ------------        ------------

Cash flow from financing activities:

  Capital contributions from parent                                      8,362               29,277              40,375
  Surplus notes                                                              -                    -             110,000
  Increase in future fees payable to Parent                            135,944              185,922              47,112
  Net (withdrawals from)/deposits to contractowner accounts             (5,696)               6,959               5,753
                                                                    ------------         ------------        ------------

        Net cash provided by financing activities                      138,610              222,158             203,240
                                                                    ------------         ------------        ------------

          Net increase/(decrease) in cash and cash equivalents          (4,449)              36,642              16,486
                                                                    ------------         ------------        ------------

          Cash and cash equivalents at beginning of year                81,974               45,332              28,846
                                                                    ------------         ------------        ------------

            Cash and cash equivalents at end of year                  $ 77,525             $ 81,974            $ 45,332
                                                                    ============         ============        ============

Supplemental cash flow disclosure:
  Income taxes paid                                                   $ 14,651             $ 22,308            $ 11,177
                                                                    ============         ============        ============

  Interest paid                                                       $ 35,588             $ 16,916            $  7,095
                                                                    ============         ============        ============


                 See notes to consolidated financial statements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                         (a wholly-owned subsidiary of
                                     Skandia Insurance Company Ltd.)

                   Notes to Consolidated Financial Statements
                                December 31, 1998


1.      ORGANIZATION AND OPERATION

        American Skandia Life Assurance Corporation (the "Company") is a wholly-owned subsidiary of American Skandia Investment Holding Corporation (the "Parent"); whose ultimate parent is Skandia Insurance Company Ltd., a Swedish corporation.

        The Company develops long-term savings and retirement products which are distributed through its affiliated broker/dealer company, American Skandia Marketing, Incorporated ("ASM"). The Company currently issues variable life insurance and variable, fixed, market value adjusted and immediate annuities for individuals, groups and qualified pension plans.

        The Company has 99.9% ownership in Skandia Vida, S.A. de C.V. which is a life insurance company domiciled in Mexico. This Mexican life insurer is a start up company with expectations of selling long-term savings products within Mexico. Skandia Vida, S.A. de C.V. had total shareholder's equity of $4,724,000 and $1,509,000 as of December 31, 1998, and 1997, respectively, and has generated net losses of $2,514,000, $1,438,000 and $781,000 for the years ended December 31,
        1998, 1997 and 1996, respectively.


2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        A.  Basis of Reporting

            The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles. Intercompany transactions and balances have been eliminated in consolidation.

            Certain reclassifications have been made to prior year amounts to conform with the current year presentation.

        B.  New Accounting Pronouncements

            In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") 133, "Accounting for Derivative Instruments and
            Hedging Activities," which establishes accounting and reporting standards for derivative instruments and hedging activities. The standard requires that all derivatives be carried on the balance sheets at fair value. The Company is currently not involved in derivatives or hedging instruments as part of its investment strategy. The Company is evaluating the potential impact of a change in accounting for derivative instruments embedded in certain products it issues. This standard is effective for years beginning after June 15, 1999.

            In March 1998, the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Software Developed or Obtained for Internal Use," which provides guidance for determining when computer software developed or obtained for internal use should be capitalized. It also provides guidance on the amortization of capitalized costs and the recognition of impairment. The Company is evaluating the potential impact of adopting this SOP, which is effective for fiscal years beginning after December 15, 1998.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         C.  Investments

             The Company has classified its fixed maturity investments as either held-to-maturity or available-for-sale. Investments classified as held-to-maturity are investments that the Company has the ability and intent to hold to maturity. Such investments are carried at amortized cost. Those investments which are classified as available-for-sale, are carried at fair value and changes in unrealized gains and losses are reported as a component of other comprehensive income.

             The Company has classified its mutual fund investments as available-for-sale. Such investments are carried at fair value and changes in unrealized gains and losses are reported as a component of other comprehensive income.

             Policy loans are carried at their unpaid principal balances.

             Realized gains and losses on disposal of investments are determined by the specific identification method and are included in revenues.

         D.  Cash Equivalents

             The  Company   considers  all  highly  liquid  time  deposits,
             commercial paper and money market mutual funds purchased with a maturity of three months or less to be cash equivalents.

         E.  State Insurance Licenses

             Licenses to do business in all states have been capitalized and reflected at the purchase price of $6,000,000 less accumulated amortization. The cost of the licenses is being amortized over 40 years.

         F.  Fixed Assets

             Fixed assets consisting of furniture, equipment and leasehold improvements are carried at cost and depreciated on a straight-line basis over a period of three to five years. Accumulated depreciation amounted to $142,000 and $96,000 at December 31, 1998 and 1997, respectively. Depreciation expense for the years ended December 31, 1998, 1997 and 1996 was $46,000 and $63,000 and $29,000, respectively.

         G.  Income Taxes

             The Company is included in the consolidated federal income tax return of Skandia U.S. Investment Holding Corporation and its subsidiaries. In accordance with the tax sharing agreement, the federal and state income tax provision is computed on a separate return basis, as adjusted for consolidated items, such as net operating loss carryforwards.

             Income taxes are provided in accordance with SFAS 109, "Accounting for Income Taxes", which requires the asset and liability method of accounting for deferred taxes. The object of this method is to recognize an asset and liability for the expected future tax effects due to temporary differences between the financial reporting and the tax basis of assets and liabilities, based on enacted tax rates and other provisions of the tax law.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         H.  Recognition of Revenue and Contract Benefits

             Revenues for variable annuity contracts consist of charges against contractowner account values for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Benefit reserves for variable annuity contracts represent the account value of the contracts and are included in the separate account liabilities.

             Revenues for market value adjusted annuity contracts consist of separate account investment income reduced by benefit payments and changes in reserves in support of contractowner obligations, all of which are included in return credited to contractowners. Benefit reserves for these contracts represent the account value of the contracts, and are included in the general account liability for future contractowner benefits to the extent in excess of the separate account liabilities.

             Revenues for immediate annuity contracts without life contingencies consist of net investment income. Revenues for immediate annuity contracts with life contingencies consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on the Society of Actuaries 1983 Table-a with assumed interest rates that vary by issue year. Assumed interest rates ranged from 6.25% to 8.25% and 6.5% to 8.25% at December 31, 1998 and
             December 31, 1997, respectively.

             Revenues for variable life insurance contracts consist of charges against contractowner account values for the maintenance and expense fees, cost of insurance fees and surrender charges. Benefit reserves for variable life
             insurance   contracts  represent  the  account  value  of  the
             contracts   and  are   included   in  the   separate   account
             liabilities.

         I.  Deferred Acquisition Costs

             The costs of acquiring new business, which vary with and are primarily related to the production of new business, are being deferred net of reinsurance. These costs include commissions, costs of contract issuance, and certain selling expenses that vary with production. These costs are being amortized generally in proportion to expected gross profits from surrender charges, policy and asset based fees and mortality and expense margins. This amortization is adjusted retrospectively and prospectively when estimates of current and future gross profits to be realized from a group of products are revised.

             Details  of  the  deferred   acquisition   costs  and  related
             amortization for the years ended December 31, are as follows:

                      (in thousands)           1998         1997        1996
                                               ----         ----        ----

             Balance at beginning of year    $546,703     $355,734    $201,816

             Acquisition costs deferred
               during the year                261,432      243,476     171,253

             Acquisition costs amortized
               during the year                (86,628)     (52,507)    (17,335)
                                             ---------    ---------   ---------

             Balance at end of year          $721,507     $546,703    $355,734
                                             ========     ========    ========

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         J.  Reinsurance

             The Company cedes reinsurance under modified co-insurance arrangements. The reinsurance arrangements provide additional capacity for growth in supporting the cash flow strain from the Company's variable annuity and variable life insurance business. The reinsurance is effected under quota share contracts.

             The company reinsures certain mortality risks relating to the variable life insurance product, as well as, the guaranteed minimum death benefit feature in the variable annuity product.

             At December 31, 1998 and 1997, in accordance with the provisions of a modified coinsurance agreement, the Company accrued $1,976,000 and $0, respectively, for amounts receivable from favorable reinsurance experience on a block of variable annuity business.

         K.  Translation of Foreign Currency

             The financial position and results of operations of the Company's Mexican subsidiary are measured using local currency as the functional currency. Assets and liabilities of the subsidiary are translated at the exchange rate in effect at each year-end. Statements of income and shareholder's equity accounts are translated at the average rate prevailing during the year. Translation adjustments arising from the use of differing exchange rates from period to period are reported as a component of other comprehensive income.

         L.  Fair Values of Financial Instruments

             The methods and assumptions used to determine the fair value of financial instruments are as follows:

             Fair values of fixed maturities with active markets are based on quoted market prices. For fixed maturities that trade in less active markets, fair values are obtained from an independent pricing service.

             Fair values of investments in mutual funds are based on quoted market prices.

             The carrying value of cash and cash equivalents approximates fair value due to the short-term nature of these investments.

             The carrying value of short-term borrowing approximates fair value due to the short-term nature of these liabilities.

             Fair values of certain financial instruments, such as future fees payable to parent and surplus notes are not readily determinable and are excluded from fair value disclosure requirements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         M.  Separate Accounts

             Assets and liabilities in Separate Accounts are included as separate captions in the consolidated statements of financial condition. Separate Account assets consist principally of long term bonds, investments in mutual funds, short-term securities and cash and cash equivalents, all of which are carried at fair value. The investments are managed predominately through the Company's investment advisory affiliate, American Skandia Investment Services, Inc. ("ASISI"), utilizing various fund managers as sub-advisors. The remaining investments are managed by independent investment firms. The contractowner has the option of directing funds to a wide variety of mutual funds. The investment risk on the variable portion of a contract is borne by the contractowner. A fixed option with a minimum guaranteed interest rate is also available. The Company is responsible for the credit risk associated with these investments.

             Included in Separate Account liabilities are $771,195,000 and $773,067,000 at December 31, 1998 and 1997, respectively, relating to annuity contracts for which the contractowner is guaranteed a fixed rate of return. Separate Account assets of $771,195,000 and $773,067,000 at December 31, 1998 and 1997,
             respectively, consisting of long term bonds, short term securities, transfers due from general account and cash and cash equivalents are held in support of these annuity contracts, pursuant to state regulation.

         N.  Estimates

             The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant estimates and assumptions are related to deferred acquisition costs and involve policy lapses, investment return and maintenance expenses. Actual results could differ from those estimates.

3.       COMPREHENSIVE INCOME

         As of January 1, 1998 the Company adopted SFAS 130, "Reporting Comprehensive Income," which sets standards for the reporting and display of comprehensive income and its components; however, the adoption of this Statement had no impact on the Company's financial position or net income. SFAS 130 requires unrealized gains and losses on the Company's available-for-sale securities and foreign currency translation adjustments, which prior to adoption were reported separately in shareholder's equity, to be included in other comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of SFAS 130.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


        The components of comprehensive income, net of tax, for the years ended December 31, 1998, 1997 and 1996 were as follows:

                  (in thousands)                                           1998              1997           1996
                                                                           ----              ----           ----

         Net income                                                       $34,767          $27,548         $26,623
         Other comprehensive income:
            Unrealized investment gains/(losses) on
               available for sale securities                                2,751            1,288            (331)
            Reclassification adjustment for realized
               losses/(gains) included in investment income                   138              (14)            (99)
                                                                        ---------        ---------      ----------
            Net unrealized gains/(losses) on securities                     2,889            1,274            (430)

            Foreign currency translation                                      (22)             (22)             64
                                                                       ----------       ----------      ----------

         Other comprehensive income                                         2,867            1,252            (367)
                                                                         --------         --------       ----------

         Comprehensive income                                             $37,634          $28,800         $26,257
                                                                          =======          =======         =======


         The components of accumulated other comprehensive income, net of tax, as of December 31, 1998 and 1997 were as follows:

                  (in thousands)                                         1998                    1997
                                                                         ----                    ----

         Unrealized investment gains                                    $3,843                   $954
         Foreign currency translation                                     (308)                  (286)
                                                                      --------                  -----

         Accumulated other comprehensive income                         $3,535                   $668
                                                                        ======                   ====


4.       INVESTMENTS

         The amortized cost, gross unrealized gains/losses and estimated fair value of available-for-sale and held-to-maturity fixed maturities and investments in mutual funds as of December 31, 1998 and 1997 are shown below. All securities held at December 31, 1998 are publicly traded.

         Investments in fixed maturities as of December 31, 1998 consisted of the following:

                  (in thousands)                                     Held-to-Maturity

                                                                 Gross               Gross
                                           Amortized          Unrealized          Unrealized             Fair
                                             Cost                Gains              Losses               Value
         U.S. Government
            obligations                      $3,774                $57               $  -                $3,831

         Corporate securities                 4,515                 34                  -                 4,549
                                            -------               ----              -----               -------

            Totals                           $8,289                $91               $  -                $8,380
                                             ======                ===               ====                ======

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                         (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


                  (in thousands)                                     Available-for-Sale

                                                                Gross                Gross
                                         Amortized           Unrealized           Unrealized             Fair
                                           Cost                 Gains               Losses               Value
         U.S. Government
            obligations                   $  17,399            $   678               $  -             $  18,077

         Obligations of
            state and political
            subdivisions                        253                  7                  -                   260

         Corporate securities               117,774              5,160                 76             122,858
                                          ---------            -------               ----           -----------

            Totals                         $135,426             $5,845                $76              $141,195
                                           ========             ======                ===              ========


         The amortized cost and fair value of fixed maturities, by contractual maturity, at December 31, 1998 are shown below.

                  (in thousands)                        Held-to-Maturity                  Available-for-Sale

                                                    Amortized          Fair             Amortized           Fair
                                                      Cost             Value              Cost              Value

         Due in one year or less                      $4,927          $4,982       $           -  $           -

         Due after one through five years              3,362           3,398              54,789             56,850

         Due after five through ten years                  -               -              80,637             84,345
                                                  ----------      ----------          ----------         ----------

               Total                                  $8,289          $8,380            $135,426           $141,195
                                                      ======          ======            ========           ========


         Investments in fixed maturities as of December 31, 1997 consisted of the following:

                  (in thousands)                       Held-to-Maturity

                                                                    Gross               Gross
                                            Amortized            Unrealized          Unrealized             Fair
                                              Cost                  Gains              Losses               Value

         U.S. Government
            obligations                       $3,790                 $71                   $9                $3,852

         Obligations of
            state and political
            subdivisions                          50                   -                    -                    50

         Corporate
            securities                         5,527                   2                   19                 5,510
                                             -------               -----                 ----               -------

               Totals                         $9,367                 $73                  $28                $9,412
                                              ======                 ===                  ===                ======

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


                  (in thousands)                                 Available for Sale
                                                                 ------------------
                                                                Gross              Gross
                                         Amortized            Unrealized         Unrealized              Fair
                                           Cost                  Gains             Losses                Value
                                         ---------            ----------         ----------              -----
         U.S. Government
            obligations                   $ 14,999              $  202             $  -              $  15,201

         Obligations of
            state and political
            subdivisions                       202                   -                -                    202

         Corporate
            securities                      91,470               1,505               55                 92,920
                                        ----------             -------             ----             ----------

               Totals                     $106,671              $1,707              $55               $108,323
                                          ========              ======              ===               ========


        Proceeds from sales of fixed maturities during 1998, 1997 and 1996 were
        $999,000, $5,056,000  and  $8,732,000,   respectively.  Proceeds  from
        maturities during 1998, 1997 and 1996 were $3,050,000,  $5,700,000 and
        $215,000, respectively.

        The cost, gross unrealized gains/losses and fair value of investments in mutual funds at December 31, 1998 and 1997 are shown below:

             (in thousands)           Gross             Gross
                                    Unrealized        Unrealized       Fair
                      Cost            Gains             Losses         Value
                     ------         ----------        ----------      ------
         1998        $8,068            $416              $274         $8,210
                     ======            ====              ====         ======


         1997        $6,896            $ 43              $228         $6,711
                     ======            ====              ====         ======

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         Net realized investment gains (losses) were as follows for the years ended December 31:

                  (in thousands)                                 1998                   1997               1996
                                                                 ----                   ----               ----

         Fixed maturities:
           Gross gains                                         $    -                   $  10             $   -
           Gross losses                                             (1)                    -                  -
         Investment in mutual funds:
           Gross gains                                             281                    116                140
           Gross losses                                           (181)                   (39)                (6)
                                                               -------                 ------              -----

         Totals                                                 $   99                  $  87               $134
                                                                ======                  =====               ====



5.       NET INVESTMENT INCOME

         The sources of net investment income for the years ended December 31, 1998, 1997 and 1996 were as follows:

                  (in thousands)                                1998                   1997                1996
                                                                ----                   ----                ----

         Fixed maturities                                     $  8,534                 $6,617            $   836
         Cash and cash equivalents                               1,717                  1,153                685
         Investment in mutual funds                              1,013                    554                144
         Policy loans                                               45                     28                  5
                                                           -----------              ---------         ----------

         Total investment income                                11,309                  8,352              1,670

         Investment expenses                                       179                    171                 84
                                                            ----------               --------          ---------

         Net investment income                                 $11,130                 $8,181             $1,586
                                                               =======                 ======             ======



6.       INCOME TAXES

         The significant components of income tax expense (benefit) for the years ended December 31, are as follows:

                (in thousands)                                 1998                  1997                  1996
                                                               ----                  ----                  ----

         Current tax expense                                  $22,384                $20,108              $12,865

         Deferred tax benefit                                 (14,230)                (9,630)             (16,903)
                                                             --------              ---------             --------

         Total income tax expense (benefit)                  $  8,154                $10,478             ($ 4,038)
                                                             ========                =======              =======

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         The tax effects of significant items comprising the Company's deferred tax balance as of December 31, 1998 and 1997, are as follows:

                  (in thousands)                                         1998                         1997
                                                                         ----                         ----

         Deferred tax liabilities:
             Deferred acquisition costs                                ($210,731)                  ($159,766)
             Payable to reinsurers                                       (25,585)                    (25,369)
             Policy fees                                                    (859)                       (656)
             Unrealized investment gains and losses                       (2,069)                       (514)
                                                                     -----------                -------------

             Total                                                      (239,244)                   (186,305)
                                                                       ---------                   ---------

         Deferred tax assets:
             Net separate account liabilities                            225,600                     175,872
             Reserve for future contractowner benefits                    13,128                      15,121
             Other reserve differences                                    25,335                      10,534
             Deferred compensation                                         9,619                       7,187
             Surplus notes interest                                        3,375                       2,729
             Foreign exchange translation                                    166                         154
             Other                                                           882                         882
                                                                    ------------                ------------

             Total                                                       278,105                     212,479
                                                                       ---------                   ---------

             Income tax receivable - deferred                          $  38,861                   $  26,174
                                                                       =========                   =========

         Management believes that based on the taxable income produced in the current year and the continued growth in annuity products, the Company will produce sufficient taxable income in the future to realize its deferred tax asset. As such, the Company released the deferred tax valuation allowance of $9,325,000 in 1996.

         The income tax expense was different from the amount computed by applying the federal statutory tax rate of 35% to pre-tax income from continuing operations as follows:

                  (in thousands)                                     1998              1997                 1996
                                                                     ----              ----                 ----

         Income (loss) before taxes
             Domestic                                              $45,435             $39,464             $23,366
             Foreign                                                (2,514)             (1,438)               (781)
                                                                 ---------           ---------           ---------
             Total                                                  42,921              38,026              22,585

             Income tax rate                                            35%                 35%                 35%
                                                                 ---------           ---------           ---------

         Tax expense at federal
             statutory income tax rate                              15,022              13,309               7,905

         Tax effect of:
             Change in valuation allowance                               -                  -               (9,325)
             Dividend received deduction                            (9,085)             (4,585)             (2,266)
             Losses of foreign subsidiary                              880                 503                 273
             Meals and entertainment                                   487                 340                  43
             State income taxes                                        673                 577                 356
             Other                                                     177                 334              (1,024)
                                                                  --------             -------           ---------

         Income tax expense (benefit)                             $  8,154             $10,478           ($  4,038)
                                                                  ========             =======            =========


                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


7.       RECEIVABLE FROM/PAYABLE TO AFFILIATES

         Certain operating costs (including personnel, rental of office space, furniture, and equipment) have been charged to the Company at cost by
         American Skandia  Information  Services  and  Technology   Corporation
         ("ASIST"), an affiliated company; and likewise, the Company has charged operating costs to ASISI. The total cost to the Company for these items was $7,722,000, $5,572,000 and $11,581,000 for the years ended December
         31, 1998, 1997 and 1996, respectively. Income received for these items was $1,355,000, $3,225,000 and $1,148,000 for the years ended December
         31, 1998, 1997 and 1996, respectively. Amounts receivable from affiliates under these arrangements were $98,000 and $549,000 as of December 31, 1998 and 1997, respectively. Amounts payable to affiliates under these arrangements were $551,000 and $264,000 as of December 31, 1998 and 1997, respectively.


8.       FUTURE FEES PAYABLE TO PARENT

         In a series of transactions with its Parent, the Company sold certain rights to receive future fees and contract charges expected to be realized on variable portions of designated blocks of deferred annuity contracts. The effective dates and issue periods these transactions cover are as follows:


                             Closing    Effective        Contract Issue
            Transaction       Date         Date              Period
            -----------     --------    ---------      -----------------

               1996-1       12/16/96      9/1/96       1/1/94 -  6/30/96
               1997-1        7/23/97      6/1/97       3/1/96 -  4/30/97
               1997-2       12/30/97     12/1/97       5/1/95 - 12/31/96
               1997-3       12/30/97     12/1/97       5/1/96 - 10/31/97
               1998-1        6/30/98      6/1/98       1/1/97 -  5/31/98
               1998-2       11/10/98     10/1/98       5/1/97 -  8/31/98
               1998-3       12/30/98     12/1/98       7/1/96 - 10/31/98


        In connection with these transactions, the Parent issued collateralized notes in a private placement which are secured by the rights to receive future fees and charges purchased from the Company.

        Under the terms of the Purchase Agreements, the rights sold provide for the Parent to receive a percentage of future mortality and expense charges and contingent deferred sales charges, after reinsurance, expected to be realized over the remaining surrender charge period of the designated contracts (6 to 8 years). The percentage is 100% on transactions 1997-3 and 1998-3 and 80% on all other transactions.

        The Company did not sell the right to receive future fees and charges after the expiration of the surrender charge period.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


        The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method. The present value of the transactions as of the respective effective date was as follows:

         (in thousands)
                                                               Present
           Transaction             Discount Rate                Value
           -----------             -------------               -------
             1996-1                    7.5%                    $50,221
             1997-1                    7.5%                     58,767
             1997-2                    7.5%                     77,552
             1997-3                    7.5%                     58,193
             1998-1                    7.5%                     61,180
             1998-2                    7.0%                     68,573
             1998-3                    7.0%                     40,128

        Payments representing fees and charges in the aggregate amount of $69,226,000, $22,250,000 and $0, were made by the Company to the Parent for the years ended December 31, 1998, 1997 and 1996, respectively. Related interest expense of $22,978,000, $6,842,000 and $42,000 has been included in the statement of income for the years ended December 31, 1998, 1997 and 1996, respectively.

        Expected payments of future fees payable to Parent as of December 31, 1998 are as follows:

                                     Year Ended
          (in thousands)            December 31,                    Amount
                                    ------------                  ----------
                                       1999                       $   64,520
                                       2000                           68,403
                                       2001                           67,953
                                       2002                           64,238
                                       2003                           54,382
                                       2004                           35,601
                                       2005                           12,441
                                       2006                            1,440
                                                                  ----------
                                       Total                      $  368,978
                                                                  ==========

        The Commissioner of the State of Connecticut has approved the sale of future fees and charges; however, in the event that the Company becomes subject to an order of liquidation or rehabilitation, the Commissioner has the ability to stop the payments due to the Parent under the Purchase Agreement subject to certain terms and conditions.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


9.      LEASES

        The Company leases office space under a lease agreement established in 1989 with ASIST. The lease expense for 1998, 1997 and 1996 was $3,588,000, $2,428,000 and $1,583,000, respectively. Future minimum lease payments per year and in aggregate as of December 31, 1998 are as follows:

         (in thousands)        1999                           $  3,619
                               2000                              5,070
                               2001                              5,070
                               2002                              5,070
                               2003                              5,070
                               2004 and thereafter              40,271
                                                              --------

                               Total                          $ 64,170
                                                              ========

10.     RESTRICTED ASSETS

        To comply with certain state insurance departments' requirements, the Company maintains cash, bonds and notes on deposit with various states. The carrying value of these deposits amounted to $3,747,000 and $3,757,000 as of December 31, 1998, and 1997, respectively. These deposits are required to be maintained for the protection of contractowners within the individual states.


11.     RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

        Statutory basis shareholder's equity was $285,553,000 and $294,586,000 at December 31, 1998 and 1997, respectively.

        The statutory basis net loss was $13,152,000, $8,970,000 and $5,405,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

        Under various state insurance laws, the maximum amount of dividends that can be paid to shareholders without prior approval of the state insurance department is subject to restrictions relating to statutory surplus and net gain from operations. At December 31, 1998, no amounts may be distributed without prior approval.


12.     EMPLOYEE BENEFITS

        The Company has a 401(k) plan for which substantially all employees are eligible. Under this plan, the Company contributes 3% of salary for all participating employees and matches employee contributions at a 50%
        level up to an additional 3% Company contribution. Company contributions to this plan on behalf of the participants were $2,115,000, $1,220,000 and $850,000 for the years ended December 31,
        1998, 1997 and 1996, respectively.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                         (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


        The Company has a deferred compensation plan, which is available to the internal field marketing staff and certain officers. Company contributions to this plan on behalf of the participants were $342,000, $270,000 and $245,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

        The Company and an affiliate cooperatively have a long-term incentive plan under which units are awarded to executive officers and other personnel. The program consists of multiple plans, with a new plan instituted each year. Generally, participants must remain employed by the Company or its affiliates at the time such units are payable in order to receive any payments under the plan. The accrued liability representing the value of these units was $21,372,000 and $15,720,000 as of December 31, 1998 and 1997, respectively. Payments under this plan were $2,407,000, $1,119,000 and $602,000 for the years ended
        December 31, 1998, 1997, and 1996, respectively.

13.     REINSURANCE

        The effect of reinsurance for the years ended December 31, 1998, 1997 and 1996 is as follows:

         (in thousands)                                    1998
                                                           ----
                                  Policy                 Change in             Return Credited
                             Charges and Fees         Policy Reserves         to Contractowners
                             ----------------         ---------------         -----------------
         Gross                   $215,425                $   691                  ($8,921)
         Ceded                     29,214                   (362)                       9
                                 --------                -------                  -------
         Net                     $186,211                $ 1,053                  ($8,930)
                                 ========                =======                  =======


                                                            1997
                                                            ----
                                  Policy                 Change in             Return Credited
                             Charges and Fees         Policy Reserves         to Contractowners
                             ----------------         ---------------         -----------------
         Gross                   $144,417                   $955                    ($1,972)
         Ceded                     23,259                    918                         46
                                 --------                  -----                    -------
         Net                     $121,158                  $  37                    ($2,018)
                                 ========                  =====                     ======


                                                            1996
                                                            ----
                                  Policy                 Change in              Return Credited
                             Charges and Fees         Policy Reserves          to Contractowners
                             ----------------         ---------------          -----------------
         Gross                    $87,370                   $815                     $779
         Ceded                     17,590                    180                      106
                                 --------                  -----                    -----
         Net                      $69,780                   $635                     $673
                                  =======                   ====                     ====


        Such ceded reinsurance does not relieve the Company of its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


14.    SURPLUS NOTES

       The Company has issued surplus notes to its Parent in exchange for cash. Surplus notes outstanding as of December 31, 1998 and 1997 were as follows:

              (in thousands)
                                                                                    Interest for the
                                        Interest      1998        1997           Years Ended December 31,
              Issue Date                  Rate       Amount      Amount        1998        1997       1996
              ----------                  ----       ------      ------        ----        ----       ----

         December 29, 1993                6.84%    $      -    $ 20,000       $ 1,387    $ 1,387    $ 1,391
         February 18, 1994                7.28%      10,000      10,000           738        738        740
         March 28, 1994                   7.90%      10,000      10,000           801        801        803
         September 30, 1994               9.13%      15,000      15,000         1,389      1,389      1,392
         December 28, 1994                9.78%      14,000      14,000         1,388      1,388      1,392
         December 19, 1995                7.52%      10,000      10,000           762        762        765
         December 20, 1995                7.49%      15,000      15,000         1,139      1,139      1,142
         December 22, 1995                7.47%       9,000       9,000           682        682        684
         June 28, 1996                    8.41%      40,000      40,000         3,411      3,411      1,747
         December 30, 1996                8.03%      70,000      70,000         5,699      5,699         31
                                                   --------    --------       -------    -------    -------      -
         Total                                     $193,000    $213,000       $17,396    $17,396    $10,087
                                                   ========    ========       =======    =======    =======

        The surplus note for $20,000,000 dated December 29, 1993 was converted to additional paid-in capital on December 31, 1998.

        All surplus notes mature seven years from the issue date.

        Payment of interest and repayment of principal for these notes is subject to certain conditions and require approval by the Insurance Commissioner of the State of Connecticut. At December 31, 1998 and 1997, $9,644,000 and $7,796,000, respectively, of accrued interest on surplus notes was not approved for payment under these criteria.


15.     SHORT-TERM BORROWING

        The Company had a $10 million short-term loan payable to the Parent at December 31, 1998 and 1997. The total interest expense to the Company was $622,000, $642,000 and $643,000 and for the years ended December 31, 1998, 1997 and 1996, respectively, of which $182,000 and $201,000 was payable as of December 31, 1998 and 1997, respectively.


16.     CONTRACT WITHDRAWAL PROVISIONS

        Approximately 99% of the Company's separate account liabilities are subject to discretionary withdrawal by contractowners at market value or with market value adjustment. Separate account assets which are carried at fair value are adequate to pay such withdrawals which are generally subject to surrender charges ranging from 10% to 1% for contracts held less than 10 years.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


17.     SEGMENT REPORTING

        In June 1997, the FASB issued SFAS 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in interim financial reports issued to shareholders. It also establishes standards related to disclosures about products and services, geographic areas and major customers. SFAS 131 is effective for financial statement periods beginning after December 15, 1997.

        During 1998, to complement its annuity products, the Company launched specific marketing and operational activities towards the release of variable life insurance and qualified retirement plan annuity products. As of December 31, 1998, sales were not significant enough to warrant full segment disclosures. Sales, as measured by premium received, for the year ended December 31, 1998 and assets under management as of December 31, 1998, for the respective segments were as follows:

                      (in thousands)                   Variable         Variable      Qualified
                                                        Annuity           Life           Plans         Total
                                                     ------------       --------      ---------     -----------
         Sales                                        $ 4,122,272        $1,188        $36,202      $ 4,159,662
                                                      ===========        ======        =======      ===========

         Assets under management                      $17,809,437        $1,295        $44,029      $17,854,761
                                                      ===========        ======        =======      ===========

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


18.     QUARTERLY FINANCIAL DATA (UNAUDITED)

        The  following  table  summarizes   information  with  respect  to  the
        operations of the Company on a quarterly basis:


                   (in thousands)                                            Three Months Ended
                                                     March 31          June 30        September 30       December 31
                                                     --------          -------        ------------       -----------
                      1998
                      ----
         Premiums and other insurance
            revenues                                  $ 50,593          $ 57,946         $ 62,445          $ 67,327
         Net investment income                           3,262             2,410            2,469             2,989
         Net realized capital gains (losses)               156                13              (46)              (24)
                                                      --------          --------         --------          --------
         Total revenues                                 54,011            60,369           64,868            70,292

         Benefits and expenses                          46,764            42,220           48,471            69,164
                                                      --------          --------         --------          --------

         Pre-tax net income                              7,247            18,149           16,397             1,128

         Income taxes                                    1,175             4,174            2,223               582
                                                      --------          --------         --------          --------

         Net income                                   $  6,072          $ 13,975         $ 14,174          $    546
                                                      ========          ========         ========          ========


                       1997
                       ----
         Premiums and other insurance
            revenues                                  $ 30,186          $ 34,056         $ 41,102          $ 44,402
         Net investment income                           1,369             2,627            2,031             2,154
         Net realized capital gains                         20                43               21                 3
                                                      --------          --------         --------          --------
         Total revenues                                 31,575            36,726           43,154            46,559

         Benefits and expenses                          18,319            30,465           31,179            40,025
                                                      --------          --------         --------          --------

         Pre-tax net income                             13,256             6,261           11,975             6,534

         Income taxes                                    4,260             2,614            3,354               250
                                                      --------          --------         --------          --------

         Net income                                   $  8,996          $  3,647         $  8,621          $  6,284
                                                      ========          ========         ========          ========


                       1996
                       ----
         Premiums and other insurance
            revenues                                  $ 16,606          $ 20,453         $ 22,366          $ 26,906
         Net investment income                             455               283              270               578
         Net realized capital gains                         92                13                6                23
                                                      --------          --------         --------          --------
         Total revenues                                 17,153            20,749           22,642            27,507

         Benefits and expenses                          12,725             9,430           17,007            26,304
                                                      --------         ---------         --------          --------

         Pre-tax net income                              4,428            11,319            5,635             1,203

         Income taxes                                    1,769             3,624            3,096           (12,527)
                                                      --------         ---------         --------          --------

         Net income                                   $  2,659         $   7,695         $  2,539          $ 13,730
                                                      ========         =========         ========          ========


        As described in Note 6, the valuation allowance relating to deferred income taxes was released during the three months ended December 31, 1996.

      APPENDIX B - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

The Unit Prices and number of Units in the Sub-accounts that commenced operations prior to January 1, 1999 are shown below. All or some of these Sub-accounts were available during prior periods as investment options for other variable annuities products we offer under a different class of the Separate Account.

         Unit Prices And Numbers Of Units: The following table shows: (a) the Unit Price, as of the dates shown, for Units in each of the Class 2 Sub-accounts of Separate Account B that commenced operations prior to January 1, 1999 and are being offered pursuant to this Prospectus; and (b) the number of Units outstanding in each such Sub-account as of the dates shown. The year in which operations commenced in each such Sub-account is noted in parentheses. The portfolios in which a particular Sub-account invests may or may not have commenced operations prior to the date such Sub-account commenced operations. The initial offering price for each Sub-account was $10.00.

Total annual expenses for the Class 2 Sub-accounts between July 1, 1994 and May 1, 1998 were 0.90%. Prior to July 1, 1994, total annual expenses included an investment allocation services charge of 1.00%; total annual expenses were 1.90%. Effective May 1, 1998, total annual expenses were further reduced to 0.65%. Therefore, Unit Prices as of the dates shown reflect the actual total annual expenses assessed against the Class 2 Sub-accounts for the periods shown.

                                                                       Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                         1998        1997        1996       1995        1994        1993       1992       1991      1990      1989
------------------------------------------------------------------------------------------------------------------------------------
AST Founders
Passport (1) 2
(1995)
Unit Price                 $12.82       11.63      11.49       10.27           -          -           -         -         -        -
Number of Units        230,547.77     203,237    278,460     137,991           -          -           -         -         -        -

------------------------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price
International Equity 2
(1993)
Unit Price                 $13.46       11.88      11.82       10.44        9.49          -           -         -         -        -
Number of Units        631,089.25     955,465    959,467     610,851     301,423          -           -         -         -        -

------------------------------------------------------------------------------------------------------------------------------------
AST AIM
International Equity
(2) 2
(1993)                     $17.16       14.38      12.27       11.29       10.36      10.23           -         -         -        -
Unit Price             485,512.89     477,264    408,066     452,589     199,313     12,521           -         -         -        -
Number of Units

------------------------------------------------------------------------------------------------------------------------------------
AST Janus Overseas
Growth 2
(1997)                                                 -           -           -          -           -         -         -        -
Unit Price                 $13.60       11.78          -           -           -          -           -         -         -        -
Number of Units        729,572.55     235,801

------------------------------------------------------------------------------------------------------------------------------------
AST American Century
International Growth 2
(1997)
Unit Price                 $13.48       11.42          -           -           -          -           -         -         -        -
Number of Units        105,856.95      43,776          -           -           -          -           -         -         -        -

------------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
                          1998        1997        1996       1995        1994        1993       1992       1991      1990      1989
------------------------------------------------------------------------------------------------------------------------------------
AST Janus Small-Cap
Growth (3) 2
(1993)
Unit Price                 $18.07       17.57      16.71       14.04       10.69          -           -         -         -        -
Number of Units        506,383.56     399,262    271,845     221,840      96,278          -           -         -         -        -

------------------------------------------------------------------------------------------------------------------------------------
AST Lord Abbett Small
Cap Value 2
(1998)
Unit Price                  $9.93           -          -           -           -          -           -         -         -        -
Number of Units         65,254.85           -          -           -           -          -           -         -         -        -

------------------------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price
Small Company Value 2
(1997)
Unit Price                 $11.36       12.78          -           -           -          -           -         -         -        -
Number of Units        895,422.18     771,770          -           -           -          -           -         -         -        -

------------------------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman
Mid-Cap Growth (4) 2
(1993)
Unit Price                 $19.63       16.38      14.15       12.27        9.95          -           -         -         -        -
Number of Units         94,905.18     104,340    100,758      89,474       3,419          -           -         -         -        -

------------------------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman
Mid-Cap Value (5) 2
(1993)
Unit Price                 $15.59       16.07      12.81       11.59        9.27      10.10           -         -         -        -
Number of Units        218,023.89     260,929    103,416     164,976      86,555        467           -         -         -        -

------------------------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price
Natural Resources 2
(1995)
Unit Price                 $12.86       14.68      14.31       11.04           -          -           -         -         -        -
Number of Units        109,886.86     114,880    140,275      27,379           -          -           -         -         -        -

------------------------------------------------------------------------------------------------------------------------------------
AST Oppenheimer
Large-Cap Growth  (6) 2
(1996)
Unit Price                 $15.75       12.45      10.92           -           -          -           -         -         -        -
Number of Units        193,821.95     199,511    119,830           -           -          -           -         -         -        -

------------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
                         1998        1997        1996       1995        1994        1993       1992       1991      1990      1989
------------------------------------------------------------------------------------------------------------------------------------
AST Marsico Capital
Growth 2
(1997)
Unit Price                 $14.11       10.03          -           -           -          -           -         -         -        -
Number of Units        739,559.41      12,993          -           -           -          -           -         -         -        -

------------------------------------------------------------------------------------------------------------------------------------
AST JanCap Growth 2
(1993)
Unit Price                 $35.40       21.18      16.59       13.04        9.54      10.13           -         -         -        -
Number of Units        823,115.74     666,835    574,520     384,701     187,924     17,956           -         -         -        -

------------------------------------------------------------------------------------------------------------------------------------
AST Bankers Trust
Enhanced 500 2
(1998)
Unit Price                 $12.71           -          -           -           -          -           -         -         -        -
Number of Units        222,115.08           -          -           -           -          -           -         -         -        -

------------------------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers
Realty 2
(1998)
Unit Price                  $8.35           -          -           -           -          -           -         -         -        -
Number of Units         91,684.53           -          -           -           -          -           -         -         -        -

------------------------------------------------------------------------------------------------------------------------------------
AST American Century
Income & Growth(7) 2
(1997)
Unit Price                 $13.54       12.14          -           -           -          -           -         -         -        -
Number of Units        158,481.37     104,567          -           -           -          -           -         -         -        -

------------------------------------------------------------------------------------------------------------------------------------
AST Lord Abbett
Growth and Income 2
(1993)
Unit Price                 $21.05       18.84      15.32       13.04       10.21      10.13           -         -         -        -
Number of Units        666,924.85     700,150    671,510     498,080     238,128      9,793           -         -         -        -

------------------------------------------------------------------------------------------------------------------------------------
AST INVESCO Equity
Income 2
(1993)
Unit Price                 $19.82       17.60      14.38       12.39        9.62          -           -         -         -        -
Number of Units        317,432.05     287,286    283,889     293,340     150,719          -           -         -         -        -

------------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
                         1998        1997        1996       1995        1994        1993       1992       1991      1990      1989
------------------------------------------------------------------------------------------------------------------------------------
AST AIM
Balanced (8) 2
(1993)
Unit Price                 $17.46       15.57      13.27       12.04        9.91      10.04           -         -         -        -
Number of Units        223,038.78     211,541    186,453     239,737     114,927      6,185           -         -         -        -

------------------------------------------------------------------------------------------------------------------------------------
AST American Century
Strategic Balanced 2
(1997)
Unit Price                 $13.56       11.25          -           -           -          -           -         -         -        -
Number of Units         22,252.28       3,720          -           -           -          -           -         -         -        -

------------------------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset
Allocation 2
(1993)
Unit Price                 $18.56       15.78      13.44       11.98        9.80          -           -         -         -        -
Number of Units        136,200.15      99,319     82,655      89,787      74,058          -           -         -         -        -

------------------------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price
International Bond (9) 2
(1993)
Unit Price                 $12.13       10.65      11.11       10.58        9.61          -           -         -         -        -
Number of Units        335,544.02     266,136    213,216     127,373      25,171          -           -         -         -        -

------------------------------------------------------------------------------------------------------------------------------------
AST Federated High
Yield 2
(1993)
Unit Price                 $14.64       14.37      12.75       11.32        9.56          -           -         -         -        -
Number of Units        626,368.41     595,692    433,739     300,107     122,508          -           -         -         -        -

------------------------------------------------------------------------------------------------------------------------------------
AST PIMCO Total
Return Bond 2
(1993)
Unit Price                 $13.75       12.65      11.60       11.32        9.62          -           -         -         -        -
Number of Units       1,703,919.91  1,523,587  1,203,159     846,356     256,950          -           -         -         -        -

------------------------------------------------------------------------------------------------------------------------------------
AST PIMCO Limited
Maturity Bond 2
(1995)
Unit Price                 $12.00       11.42      10.71       10.41           -          -           -         -         -        -
Number of Units        593,352.21     469,686    424,713     399,158           -          -           -         -         -        -

------------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
                         1998        1997        1996       1995        1994        1993       1992       1991      1990      1989
------------------------------------------------------------------------------------------------------------------------------------
AST Money Market 2
(1993)
Unit Price                 $12.15       11.63      11.14       10.70       10.23      10.00           -         -         -        -
Number of Units       1,757,232.05  1,518,310  1,292,931     968,666     880,903     36,093           -         -         -        -


The Alger American
Fund - AA Growth 2
(1993)
Unit Price                 $28.58       19.43      15.57       13.86       10.26      10.25           -         -         -        -
Number of Units        382,247.36     345,362    569,960     506,542     177,825      4,589           -         -         -        -

------------------------------------------------------------------------------------------------------------------------------------
The Alger American
Fund - AA MidCap
Growth 2
(1993)
Unit Price                 $24.28       18.76      16.44       14.82       10.36      10.67           -         -         -        -
Number of Units        350,934.54     290,286    315,296     204,227      61,104      3,255           -         -         -        -


The Montgomery Variable
Series - MV Emerging
Markets 2
(1996)
Unit Price                  $6.30       10.15      10.29           -           -          -           -         -         -        -
Number of Units        250,464.80     305,775     39,355           -           -          -           -         -         -        -


Wells Fargo LAT
Trust - Equity
Value(10) 2
(1998)                      $9.58           -          -           -           -          -           -         -         -        -
Unit Price               1,942.76           -          -           -           -          -           -         -         -        -
Number of Units

------------------------------------------------------------------------------------------------------------------------------------

1 Effective October 15, 1996, Founders Asset Management, Inc. became Sub-advisor of the Portfolio. Prior to October 15, 1996, Seligman Henderson Co. served as the Sub-advisor of the Portfolio, then named the "Seligman Henderson International Small Cap Portfolio." The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor from inception until October 15, 1996, and the current Sub-advisor from October 15, 1996 through the current period.
2 Effective May 3, 1999, A I M Capital Management, Inc. became Sub-Advisor of the Portfolio. Between October 15, 1996 and May 3, 1999, Putnam Investment Management, Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam International Equity." Prior to October 15, 1996, Seligman Henderson Co. served as the Sub-advisor of the Portfolio, then named the "Seligman Henderson International Equity Portfolio." The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor(s) from inception through the current period.
3 Effective December 31, 1998 Janus Capital Corporation became Sub-advisor of the Portfolio. Prior to December 31, 1998, Founders Asset Management, LLC served as the Sub-advisor of the Portfolio. In connection with this change the portfolio's name is changed to "AST Janus Small-Cap Growth." The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor from inception until December 31, 1998.
4 Effective May 1, 1998, Neuberger Berman Management, Inc. became Sub-Advisor to the Portfolio. Prior to May 1, 1998, Berger Associates, Inc. served as Sub-advisor to the Portfolio, then named the "Berger Capital Growth
     Portfolio." As of May 1, 1998 various changes have been made to the Portfolio's investment objective and to its fundamental and non-fundamental investment restrictions.
5 Effective May 1, 1998, Neuberger Berman Management, Inc. became Sub-Advisor to the Portfolio. Prior to May 1, 1998, Federated Investment Counseling served as Sub-advisor of the Portfolio, then named the "Federated Utility Income Portfolio." As of May 1, 1998 various changes have been made to the Portfolio's investment objective and to its fundamental and non-fundamental investment restrictions.
6 Effective December 31, 1998 OppenheimerFunds, Inc. became Sub-advisor of the Portfolio. Prior to December 31, 1998, Robertson, Stephens & Company Investment Management, L.P. served as the Sub-advisor of the Portfolio. In connection with this change the portfolio's name is changed to "AST Oppenheimer Large Cap Growth." The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor from inception until December 31, 1998.
7 Effective May 3, 1999, American Century Investment Management, Inc. became Sub-Advisor of the Portfolio. Between October 15, 1996 and May 3, 1999, Putnam Investment Management, Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam Value Growth & Income." The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor from inception through the current period.
8 Effective October 15, 1996, Putnam Investment Management, Inc. became Sub-advisor of the Portfolio. Prior to October 15, 1996, Phoenix Investment Counsel, Inc. served as the Sub-advisor of the Portfolio, then named the "AST Phoenix Balanced Asset Portfolio." The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor from inception until October 15, 1996, and the current Sub-advisor from October 15, 1996 through the current period.
9 Effective May 1, 1996, Rowe Price-Fleming International, Inc. became Sub-advisor of the Portfolio. Prior to May 1, 1996, Scudder, Stevens & Clark, Inc. served as the Sub-advisor of the Portfolio, then named the "AST Scudder International Bond Portfolio." The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor from inception until May 1, 1996, and the current Sub-advisor from May 1, 1996 through the current period.
10   This Portfolio was first offered as a Sub-account on May 1, 1998.

                  APPENDIX C-1 -ADVISOR'S CHOICE PRIOR CONTRACT

Between November 1993 and July 31, 1997, the American Skandia offered a variable annuity under the marketing name Advisors Choice(R) which is no longer being offered ("Choice" or "Prior Contract"). Purchase Payments may continue to be made to the Prior Contract. Assets supporting the Prior Contracts are maintained in Class 2 Sub-account of Separate Account B.

The principle differences between the contracts offered by this Prospectus under the marketing name Advisors Choice(R) 2000 ("Choice 2" or "Current Contract") and the Prior Contract relate to the availability of fixed investment options under the contract, charges made by the Company, and death benefit provisions.

GLOSSARY OF TERMS

Some of the definitions used in the Choice contract are different from the definitions used in Choice 2 contract.

The definition of "Account Value" in the Choice 2 prospectus is the same as the definition of "Account Value" in the Choice prospectus, except for the inclusion of disclosure related to fixed investment options. Fixed investment options are not available in the Prior Contracts.

The following defined terms in the Choice 2 prospectus relating to the fixed investment options are not applicable to the Prior Contracts: "Current Rates," "Fixed Allocation," "Guarantee Period," "Interim Value," "MVA," and "Maturity Date."

The definition of "Net Purchase Payment" in the CHC2 prospectus is the same as the definition of "Net Purchase Payment" in the Choice prospectus, except for the inclusion of any applicable sales charge, initial maintenance fee and/or charge for taxes in the Choice contracts.

EXPENSE EXAMPLES

The Expense Examples for the Prior Contract are as follows:

The examples shown assume that: (a) fees and expenses remain constant; (b) there are no withdrawals of Account Value during the period shown; (c) there are no transfers or other transactions subject to a fee during the period shown; (d) no tax charge applies; and (e) the expenses throughout the period for the underlying mutual fund portfolios will be the lower of the expenses without any applicable reimbursement or expenses after any applicable reimbursement, as shown above in the section entitled Contract Expense Summary.

--------------------------------------------------------------------------------
                                Expense Examples
                (amounts shown are rounded to the nearest dollar)
--------------------------------------------------------------------------------

There is no Contingent Deferred Sales Charge on withdrawals. Therefore, whether or not you surrender your Annuity at the end of the applicable time period or begin taking annuity payments at such time, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                         ------------------------------------------- -- -------------------------------------------

                                         If your initial  Purchase Payment is at            If your  initial  Purchase  Payment  is
                                         least $50,000 and at the beginning of              below $50,000 and at the beginning of
                                         each Annuity Year your Account Value              each Annuity Year your Account Value is
                                         is $50,000 or higher, so that the                  below $50,000, so that the maintenance
                                         maintenance fee does not apply:                    fee applies:


                                         ------------------------------------------- -- -------------------------------------------


                                             After:                                       After:
------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------- -------- --------- ---------- ---------- -- ---------- --------- ---------- -----------
Sub-Account:                                 1 Year   3 Years   5 Years    10 Years      1 Year     3 Years   5 Years    10 Years
                                                                                      --
-------------------------------------------- -------- --------- ---------- ---------- -- ---------- --------- ---------- -----------
AST Founders Passport                          20        62        106        228           21         66        113        241
AST T. Rowe Price International Equity         19        60        103        223           21         65        111        238
AST AIM International Equity                   18        56        97         210           20         61        104        224
AST Janus Overseas Growth                      20        61        105        227           21         65        111        238
AST American Century International Growth      24        73        124        265           25         77        131        278
AST Janus Small-Cap Growth                     18        56        96         208           20         61        104        223
AST Kemper Small-Cap Growth                    20        63        108        233           22         68        116        248
AST Lord Abbett Small Cap Value                20        62        107        230           22         67        114        244
AST T. Rowe Price Small Company Value          18        56        96         208           20         61        104        222
AST Neuberger Berman Mid-Cap Growth            18        55        94         204           19         59        101        218
AST Neuberger Berman Mid-Cap Value             17        54        93         201           19         58        100        215
AST T. Rowe Price Natural Resources            19        58        99         214           20         62        106        228
AST Oppenheimer Large-Cap Growth               18        56        96         208           20         61        104        223
AST Marsico Capital Growth                     18        56        96         208           20         61        104        222
AST JanCap Growth                              17        53        91         198           19         58        99         212
AST Bankers Trust Enhanced 500                 15        46        79         174           16         50        86         187
AST Cohen & Steers Realty                      20        62        106        228           21         66        113        241
AST American Century Income & Growth           17        52        90         197           18         56        97         209
AST Lord Abbett Growth and Income              16        50        86         188           17         54        93         200
AST INVESCO Equity Income                      16        50        86         188           18         55        94         202
AST AIM Balanced                               17        52        90         197           18         56        97         209
AST American Century Strategic Balanced        18        56        97         210           20         61        104        224
AST T. Rowe Price Asset Allocation             18        55        95         207           19         59        102        219
AST T. Rowe Price International Bond           18        56        96         208           20         61        104        222
AST Federated High Yield                       16        50        87         190           18         55        95         205
AST PIMCO Total Return Bond                    15        47        81         178           17         52        89         192
AST PIMCO Limited Maturity Bond                15        48        83         181           17         52        90         195
AST Money Market                               13        40        69         152           14         44        76         165

AA Growth                                      15        46        79         173           16         50        86         186
AA MidCap Growth                               15        47        81         178           17         52        89         192

MV Emerging Markets                            25        76        129        275           26         80        136        288

WF LAT Trust Equity Value                      18        55        95         207           19         59        102        219

Rydex Nova                                     29        89        151        318           30         93        158        331
Rydex Ursa                                     30        92        157        329           32         97        164        343
Rydex OTC                                      27        82        140        297           28         86        147        309
-------------------------------------------- -------- --------- ---------- ---------- -- ---------- --------- ---------- -----------

WHAT ARE THE FIXED INVESTMENT OPTIONS?
The Prior Contracts do not offer a fixed investment option. Therefore, any provisions in this Prospectus that relate to the Fixed Allocations are not applicable to the Prior Contracts.

FEES AND CHARGES

WHAT ARE THE CONTRACT FEES AND CHARGES?

Annual Maintenance Fee: A maintenance fee for the Prior Contract equaling the lesser of $35 or 2% may be assessed against: (a) the initial Purchase Payment; and (b) each Annuity Year after the first, the Account Value. It applies to the initial Purchase Payment only if less than $50,000. It is assessed, as of the first Valuation Period of each Annuity Year after the first only if, at that time, the Account Value of the Annuity is less than $50,000.

MANAGING YOUR ACCOUNT VALUE

DO YOU OFFER DOLLAR COST AVERAGING?
Your Choice annuity must have an Account Value of not less than $20,000 at the time we accept your request for a dollar cost averaging program.

DO YOU OFFER A PROGRAM TO BALANCED FIXED AND VARIABLE INVESTMENTS?
The "Balanced Investment Program" is not available under the Prior Contracts.

AMERICAN SKANDIA'S PERFORMANCE ADVANTAGE This benefit is not available under the Prior Contracts.

ACCESS TO ACCOUNT VALUE

CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD? Your Choice annuity must have an Account Value of at least $25,000 at the time we accept your request for a program of Systematic Withdrawals.

WHAT TYPES OF ANNUITY PAYMENT OPTIONS ARE AVAILABLE UPON ANNUITIZATION?
The minimum monthly annuity payment for the Choice contract is $50.00, except where a lower amount is required by law.

DEATH BENEFIT
The minimum death benefit for the Choice contract is the total of each Purchase Payment growing daily at the equivalent of a specified interest rate per year starting as to each Purchase Payment on the date it is allocated to the Account Value, less the total of each withdrawal, of any type, growing daily at the equivalent of the same specified interest rate per year starting as of the date of each such withdrawal. However, this minimum death benefit may not exceed 200% of (A) minus (B), where (A) is the total of all Purchase Payment received; and
(B) is the total of all withdrawals of any type.

Currently, the specified rate at which the minimum death benefit increases is 5% per year, compounded yearly.

Optional Death Benefits
The Optional Death Benefits are not available under the prior contracts.

Performance Information

The calculation of performance information and the Standard Total Return and the Non-standard Total Return for the Choice Sub-accounts are set forth in the Choice 2 Statement of Additional Information.

                  APPENDIX C-2 -ADVISOR'S DESIGN PRIOR CONTRACT


EXPENSE EXAMPLES

The Expense Examples for the Prior Contract are as follows:

The examples shown assume that: (a) the maximum sales charge applies (b) fees and expenses remain constant; (c) there are no withdrawals of Account Value during the period shown; (d) there are no transfers or other transactions subject to a fee during the period shown; (e) no tax charge applies; and (f) the expenses throughout the period for the underlying mutual fund portfolios will be the lower of the expenses without any applicable reimbursement or expenses after any applicable reimbursement, as shown above in the section entitled Contract Expense Summary.


------------------------------------------------------------------------------------------------------------------------------------
                                                                  Expense Examples
                                                 (amounts shown are rounded to the nearest dollar)
------------------------------------------------------------------------------------------------------------------------------------

There is no Contingent Deferred Sales Charge on withdrawals. Therefore, whether or not you surrender your Annuity at the end of the applicable time period or begin taking annuity payments at such time, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                         ------------------------------------------- -- -------------------------------------------

                                         If your initial  Purchase Payment is at            If your  initial  Purchase  Payment  is
                                         least $50,000 and at the beginning of              below $50,000 and at the beginning of
                                         each Annuity Year your Account Value              each Annuity Year your Account Value is
                                         is $50,000 or higher, so that the                  below $50,000, so that the maintenance
                                         maintenance fee does not apply:                    fee applies:


                                         ------------------------------------------- -- -------------------------------------------


                                             After:                                       After:
------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------- -------- --------- ---------- ---------- -- ---------- --------- ---------- -----------
Sub-Account:                                 1 Year   3 Years   5 Years    10 Years      1 Year     3 Years   5 Years    10 Years
                                                                                      --
-------------------------------------------- -------- --------- ---------- ---------- -- ---------- --------- ---------- -----------
AST Founders Passport                          35        76        119        240           36         80        126        253
AST T. Rowe Price International Equity         34        74        117        235           36         79        124        249
AST AIM International Equity                   33        71        111        223           34         75        118        236
AST Janus Overseas Growth                      34        75        118        236           36         79        125        250
AST American Century International Growth      38        86        137        275           40         91        144        289
AST Janus Small-Cap Growth                     33        70        110        222           34         74        117        234
AST Kemper Small-Cap Growth                    35        77        122        245           37         82        129        259
AST Lord Abbett Small Cap Value                35        76        120        242           36         80        127        255
AST T. Rowe Price Small Company Value          33        70        109        219           34         74        116        233
AST Neuberger Berman Mid-Cap Growth            32        68        107        215           34         73        114        229
AST Neuberger Berman Mid-Cap Value             32        68        106        213           34         73        114        227
AST T. Rowe Price Natural Resources            33        71        112        225           35         76        119        239
AST Oppenheimer Large-Cap Growth               33        70        110        222           34         74        117        234
AST Marsico Capital Growth                     33        70        109        219           34         74        116        233
AST JanCap Growth                              32        67        105        210           33         71        112        224
AST Bankers Trust Enhanced 500                 30        61        94         187           31         65        101        201
AST Cohen & Steers Realty                      35        76        119        240           36         80        126        253
AST American Century Income & Growth           32        67        104        209           33         71        111        222
AST Lord Abbett Growth and Income              31        64        99         199           32         68        106        212
AST INVESCO Equity Income                      31        64        100        200           32         68        107        214
AST AIM Balanced                               32        67        104        209           33         71        111        222
AST American Century Strategic Balanced        33        71        111        223           34         75        118        236
AST T. Rowe Price Asset Allocation             33        70        109        219           34         74        116        233
AST T. Rowe Price International Bond           33        70        109        219           34         74        116        233
AST Federated High Yield                       31        65        101        203           33         70        109        217
AST PIMCO Total Return Bond                    30        61        95         190           31         65        102        204
AST PIMCO Limited Maturity Bond                30        62        96         193           32         67        104        207
AST Money Market                               28        55        84         165           29         59        90         179

AA Growth                                      30        61        94         186           31         65        101        200
AA MidCap Growth                               30        62        96         191           32         67        104        206

MV Emerging Markets                            39        89        142        285           41         94        149        299

WF LAT Trust Equity Value                      33        70        109        219           34         74        116        233

Rydex Nova                                     44       103        164        329           45        107        171        341
Rydex Ursa                                     45       106        169        339           46        110        176        352
Rydex OTC                                      41        96        153        306           43        100        160        320
-------------------------------------------- -------- --------- ---------- ---------- -- ---------- --------- ---------- -----------

FEES AND CHARGES

WHAT ARE THE CONTRACT FEES AND CHARGES?

Sales Charge: The Prior Contract provides for a sales charge in the amount of 1.5% of each Purchase Payment. Any applicable sales charge is deducted from each Purchase Payment.

From time to time we may reduce the amount of any sales charge when Annuities on a particular annuity plan are sold to individuals or a group of individuals in a manner that reduces sales expenses. We would consider such factors as: (a) the size and type of group; (b) the amount of Purchase Payments; (c) present Owners making additional Purchase Payments; and/or (d) other transactions where sales expenses are likely to be reduced.

No sales charge is imposed when any group annuity contract or any Annuity issued pursuant to this Prospectus is owned on its Issue Date by: (a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodianship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with American Skandia Marketing, Incorporated; (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f), above; (h) the parents of any such person noted in (b) through (g), above; (i) such person's child(ren) or other legal dependent under the age of 21; and (j) the siblings of any such persons noted in (b) through (h) above.

Any elimination of the sales charge or any reduction to the amount of such charges will not discriminate unfairly between Annuity purchasers. We will not make any changes to this charge where prohibited by law.

                   American Skandia Life Assurance Corporation
                            Attention: Concierge Desk

                              For Written Requests:

                                  P.O. Box 883
                           Shelton, Connecticut 06484

                            For Electronic Requests:

                           customerservice@Skandia.com

                             For Requests by Phone:

                                 1-800-752-6342


--------------------------------------------------------------------------------
                  PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE AMERICAN SKANDIA ANNUITY DESCRIBED IN PROSPECTUS CHC2-PROS (05/99).
--------------------------------------------------------------------------------


             -------------------------------------------------------
                                (print your name)



             -------------------------------------------------------
                                    (address)



             -------------------------------------------------------
                              (city/state/zip code)

ADDITIONAL   INFORMATION:   Inquiries   will  be   answered   by  calling   your
representative or by writing to:

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                       at

                                  P.O. Box 883
                           Shelton, Connecticut 06484

                                       or

                           customerservice@Skandia.com



Issued by:                                                          Serviced at:

AMERICAN SKANDIA LIFE                                      AMERICAN SKANDIA LIFE
ASSURANCE CORPORATION                                      ASSURANCE CORPORATION
One Corporate Drive                                                 P.O. Box 883
Shelton, Connecticut 06484                            Shelton, Connecticut 06484
Telephone: 1-800-752-6342                             Telephone:  1-800-752-6342
http://www.AmericanSkandia.com                    http://www.AmericanSkandia.com

                                 Distributed by:

                    AMERICAN SKANDIA MARKETING, INCORPORATED
                               One Corporate Drive
                           Shelton, Connecticut 06484
                             Telephone: 203-926-1888
                         http://www.AmericanSkandia.com






CHC2 - SAI (05/99)



                       STATEMENT OF ADDITIONAL INFORMATION

The variable investment options under the Annuity are issued by AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (CLASS 2 SUB-ACCOUNTS) and AMERICAN SKANDIA LIFE ASSURANCE CORPORATION. The variable investment options are registered under the Securities Act of 1933 and the Investment Company Act of 1940. The fixed investment options under the Annuity are issued by AMERICAN SKANDIA LIFE ASSURANCE CORPORATION. The assets supporting the fixed investment options are maintained in AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D, a non-unitized separate account, and registered solely under the Securities Act of 1933.

                                                         TABLE OF CONTENTS

ITEM                                                                                                                   PAGE

General Information about American Skandia                                                                                2
|X|      American Skandia Life Assurance Corporation                                                                      2
|X|      American Skandia Life Assurance Corporation Variable Account B (Class 2 Sub-accounts)                            2
|X|      American Skandia Life Assurance Corporation Separate Account D                                                   3

Principal Underwriter/Distributor - American Skandia Marketing, Incorporated                                              4

How Performance Data is Calculated                                                                                        5
|X|      Current and Effective Yield                                                                                      5
|X|      Total Return                                                                                                     5

How the Unit Price is Determined                                                                                         10

Additional Information on Fixed Allocations                                                                              11
|X|      How We Calculate the Market Value Adjustment

General Information                                                                                                      12
|X|      Voting Rights                                                                                                   12
|X|      Modification                                                                                                    13
|X|      Deferral of Transactions                                                                                        13
|X|      Misstatement of Age or Sex                                                                                      14
|X|      Ending the Offer                                                                                                14

Independent Auditors                                                                                                     14

Legal Experts                                                                                                            14

Financial Statements                                                                                                     14
|X|      Appendix A - American Skandia Life Assurance Corporation Variable Account B (Class 2 Sub-accounts)              15





--------------------------------------------------------------------------------
THIS STATEMENT OF ADDITIONAL INFORMATlON IS NOT A PROSPECTUS. YOU SHOULD READ THIS INFORMATION ALONG WITH THE PROSPECTUS FOR THE ANNUITIES FOR WHICH IT
RELATES. THE PROSPECTUS CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO AMERICAN SKANDIA LIFE ASSURANCE CORPORATION, P.O. BOX 883, SHELTON, CONNECTICUT 06484, OR TELEPHONE 1-800-752-6342. OUR ELECTRONIC MAIL ADDRESS IS CUSTOMERSERVICE@SKANDIA.COM.
--------------------------------------------------------------------------------

Date of Prospectus:  May 3, 1999
Date of Statement of Additional Information:  May 3, 1999

GENERAL INFORMATION ABOUT AMERICAN SKANDIA

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

American Skandia Life Assurance Corporation ("we", "our" or "us") is a wholly-owned subsidiary of American Skandia Investment Holding Corporation ("ASIHC"). ASIHC's indirect parent is Skandia Insurance Company Ltd. Skandia Insurance Company Ltd. is part of a group of companies whose predecessor commenced operations in 1855. Skandia Insurance Company Ltd. is a major worldwide insurance company operating from Stockholm, Sweden which owns and controls, directly or through subsidiary companies, numerous insurance and related companies. We are organized as a Connecticut stock life insurance company, and are subject to Connecticut law governing insurance companies. Our mailing address is P.O. Box 883, Shelton, Connecticut 06484.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (Class 2 Sub-accounts)

American Skandia Life Assurance Corporation Variable Account B (Class 2 Sub-accounts), also referred to as "Separate Account B", was established by us pursuant to Connecticut law. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B. The Sub-accounts offered pursuant to this Prospectus are all Class 2 Sub-accounts of Separate Account B. Each class of Sub-accounts in Separate Account B has a different level of charges assessed against such Sub-accounts. Each Sub-account invests exclusively in an underlying mutual fund or a portfolio of an underlying mutual fund. You will find additional information about these underlying mutual funds and portfolios in the prospectuses for such funds.

Separate Account B is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "Investment Company Act") as a unit investment trust, which is a type of investment company. Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. You bear the entire investment risk.

During the accumulation phase, we offer a number of Sub-accounts as variable investment options. Certain Sub-accounts may not be available in all jurisdictions. If and when we obtain approval of the applicable authorities to make such variable investment options available, we will notify Owners of the availability of such Sub-accounts. As of the date of the Prospectus and Statement of Additional Information, our Sub-accounts and the underlying mutual funds or portfolios in which they invest are as follows. Those portfolios whose name includes the prefix "AST" are portfolios of American Skandia Trust.

         Separate Account B Sub-account                                                    Underlying Mutual Fund Portfolio

         AST Founders Passport 2                                                                      AST Founders Passport
         AST T. Rowe Price International Equity 2                                    AST T. Rowe Price International Equity
         AST AIM International Equity 2                                                        AST AIM International Equity
         AST Janus Overseas Growth 2                                                              AST Janus Overseas Growth
         AST American Century International Growth 2                              AST American Century International Growth
         AST Janus Small-Cap Growth 2                                                            AST Janus Small-Cap Growth
         AST Kemper Small-Cap Growth 2                                                                 AST Small Cap Growth
         AST LA Small Cap Value 2                                                           AST Lord Abbett Small Cap Value
         AST T. Rowe Price Small Company Value 2                                      AST T. Rowe Price Small Company Value
         AST NB Mid-Cap Growth 2                                                        AST Neuberger Berman Mid-Cap Growth
         AST NB Mid-Cap Value 2                                                          AST Neuberger Berman Mid-Cap Value
         AST T. Rowe Price Natural Resources 2                                          AST T. Rowe Price Natural Resources
         AST Oppenheimer Large Cap Growth 2                                                AST Oppenheimer Large Cap Growth
         AST Marsico Capital Growth 2                                                            AST Marsico Capital Growth
         AST JanCap Growth 2                                                                              AST JanCap Growth
         AST Bankers Trust Enhanced 500 2                                                    AST Bankers Trust Enhanced 500
         AST Cohen & Steers Realty 2                                                              AST Cohen & Steers Realty
         AST American Century Income & Growth 2                                        AST American Century Income & Growth
         AST LA Growth and Income 2                                                       AST Lord Abbett Growth and Income
         AST INVESCO Equity Income 2                                                              AST INVESCO Equity Income
         AST AIM Balanced 2                                                                                AST AIM Balanced
         AST American Century Strategic Balanced 2                                  AST American Century Strategic Balanced
         AST T. Rowe Price Asset Allocation 2                                            AST T. Rowe Price Asset Allocation
         AST T. Rowe Price International Bond 2                                        AST T. Rowe Price International Bond
         AST Fed High Yield 2                                                                      AST Federated High Yield
         AST PIMCO Total Return Bond 2                                                          AST PIMCO Total Return Bond
         AST PIMCO Limited Maturity Bond 2                                                  AST PIMCO Limited Maturity Bond
         AST Money Market 2                                                                                AST Money Market

         AA Growth 2                                                            Growth portfolio of The Alger American Fund
         AA MidCap Growth 2                                                        MidCap Growth of The Alger American Fund

         MV Emerging Markets 2                                     Emerging Markets portfolio of Montgomery Variable Series

         Rydex Nova 2                                                                Nova portfolio of Rydex Variable Trust
         Rydex Ursa 2                                                                Ursa portfolio of Rydex Variable Trust
         Rydex OTC 2                                                                  OTC portfolio of Rydex Variable Trust

         WF Equity Value 2                                                              Equity Value portfolio of LAT Trust

A brief summary of the investment objectives and policies of each underlying mutual fund portfolio is found in the Prospectuses. More detailed information about the investment objectives, policies, charges, operations, the attendant risks and other details pertaining to each underlying mutual fund portfolio are described in the prospectus of each underlying mutual fund and the statements of additional information for such underlying mutual fund. Also included in such information is the investment policy of each mutual fund or portfolio regarding the acceptable ratings by recognized rating services for bonds and other debt obligations. There can be no guarantee that any underlying mutual fund or portfolio will meet its investment objectives.

Each underlying mutual fund is registered under the Investment Company Act, as amended as an open-end management investment company. Each underlying mutual fund or portfolio thereof may or may not be diversified as defined in the Investment Company Act. The trustees or directors, as applicable, of an underlying mutual fund may add, eliminate or substitute portfolios from time to time. Generally, each portfolio issues a separate class of shares. Shares of the underlying mutual fund portfolios are available to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be made available, subject to obtaining all required regulatory approvals, for direct purchase by various pension and retirement savings plans that qualify for preferential tax treatment under the Code.

We may make other underlying mutual funds available by creating new Sub-accounts. Additionally, new portfolios may be made available by the creation of new Sub-accounts from time to time. Such a new portfolio of an underlying mutual fund may be disclosed in its prospectus. However, addition of a portfolio does not require us to create a new Sub-account to invest in that portfolio. We may take other actions in relation to the Sub-accounts and/or Separate Account B.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D

American Skandia Life Assurance Corporation Separate Account D, also referred to as Separate Account D, was established by us pursuant to Connecticut law. During the accumulation phase, assets supporting our obligations based on Fixed
Allocations are held in Separate Account D. Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D.

There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

We have sole discretion over the investment managers retained to manage the assets maintained in Separate Account D. We currently employ investment managers for Separate Account D including, but not limited to, J.P. Morgan Investment Management Inc. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s).

We operate Separate Account D in a fashion designed to meet the obligations created by Fixed Allocations. Factors affecting these operations include the following:

1. The State of New York, which is one of the jurisdictions in which we are licensed to do business, requires that we meet certain "matching" requirements. These requirements address the matching of the durations of the assets with the durations of obligations supported by such assets. We believe these matching requirements are designed to control an insurer's ability to risk investing in long-term assets to support short term interest rate guarantees. We also believe this limitation controls an insurer's ability to offer unrealistic rate guarantees.

2. We employ an investment strategy designed to limit the risk of default. Some of the guidelines of our current investment strategy for Separate Account D include, but are not limited to, the following:

         a. Investments may include cash; debt securities issued by the United States Government or its agencies and instrumentalities; money market instruments; short, intermediate and long-term corporate obligations; private placements; asset-backed obligations; and municipal bonds.

         b. At the time of purchase, fixed income securities will be in one of the top four generic lettered rating classifications as established by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's or Moody's Investor Services, Inc.

We are not obligated to invest according to the aforementioned guidelines or any other strategy except as may be required by Connecticut and other state insurance laws.

3. The assets in Separate Account D are accounted for at their market value, rather than at book value.

4. We are obligated by law to maintain our capital and surplus, as well as our reserves, at the levels required by applicable state insurance law and regulation.

We may or may not be able to obtain approval in the future in certain jurisdictions of endorsements to individual or group annuities that include the type of Fixed Allocations offered pursuant to this Prospectus. If such approval is obtained, we may take those steps needed to make such Fixed Allocations available to purchasers to whom Annuities were issued prior to the date of such approval.

PRINCIPAL UNDERWRITER/DISTRIBUTOR - American Skandia Marketing, Incorporated

American Skandia Marketing, Incorporated ("ASM"), a wholly-owned subsidiary of ASIHC, is the distributor and principal underwriter of the securities offered through this prospectus and Statement of Additional Information. American Skandia Life Assurance Corporation and American Skandia Investment Services, Incorporated ("ASISI"), the investment manager of American Skandia Trust and American Skandia Advisor Funds, Inc., are also wholly-owned subsidiaries of
ASIHC. American Skandia Information Services and Technology Corporation ("ASIST"), also a wholly-owned subsidiary ASIHC, is a service company that provides systems and information services to American Skandia Life Assurance Corporation and its affiliated companies.

ASM acts as the distributor of a number of annuity and life insurance products we offer and both American Skandia Trust and American Skandia Advisor Funds, Inc., a family of retail mutual funds. ASM's principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM is registered as broker-dealer under the Securities and Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Annuity is offered on a continuous basis. ASM enters into distribution agreements with independent broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration. Applications for the Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, ASM may offer the Annuity directly to potential purchasers.

Concessions may be paid based on Account Value. The maximum concession to be paid in connection with the sales is 0.30% per year of the Account Value. Concessions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

In addition, firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. We or ASM may enter into compensation arrangements with certain firms. These arrangements will not be offered to all firms and the terms of such arrangements may differ between firms. Any such compensation will be paid by us or ASM and will not result in any additional charge to you. To the extent permitted by NASD rules and other applicable laws and regulations, ASM may pay or allow other promotional incentives or payments in the form of cash or other compensation.

HOW PERFORMANCE DATA IS CALCULATED

We may advertise the performance of Sub-accounts using two types of measures. These measures are "current and effective yield", which may be used for money market-type Sub-accounts (like the AST Money Market Sub-account) and "total return", which may be used with other types of Sub-accounts.

The following descriptions provide details on how we calculate these measures for Sub-accounts.

Current and Effective Yield
The current yield of a money market-type Sub-account is calculated based upon a seven day period ending on the date of calculation. The current yield of such a Sub-account is computed by determining the change (exclusive of capital changes) in the Account Value of a hypothetical pre-existing allocation by an Owner to such a Sub-account (the "Hypothetical Allocation") having a balance of one Unit at the beginning of the period, subtracting a hypothetical maintenance fee, and dividing such net change in the Account Value of the Hypothetical Allocation by the Account Value of the Hypothetical Allocation at the beginning of the same period to obtain the base period return, and multiplying the result by (365/7). The resulting figure will be carried to at least the nearest l00th of one percent.

We compute effective compound yield for a money market-type Sub-account according to the method prescribed by the Securities and Exchange Commission. The effective yield reflects the reinvestment of net income earned daily on assets of such a Sub-account. Net investment income for yield quotation purposes will not include either realized or capital gains and losses or unrealized appreciation and depreciation.

Shown below are the current and effective yields for a hypothetical contract. The yield is calculated based on the performance of the AST Money Market Sub-account during the last seven days of the calendar year ending prior to the date of this Prospectus. At the beginning of the seven day period, the hypothetical contract had a balance of one Unit. The current and effective yields reflect the recurring charge against the Sub-account. Please note that current and effective yield information will fluctuate. This information may not provide a basis for comparisons with deposits in banks or other institutions which pay a fixed yield over a stated period of time, or with investment companies which do not serve as underlying funds for variable annuities.

Sub-account                   Current Yield                     Effective Yield
AST Money Market 2                  4.10%                              4.18%

Total Return
Total return for the other Sub-accounts is computed by using the formula:

                                  P(1+T)n = ERV

                                     where:

         P = a hypothetical allocation of $1,000;

         T = average annual total return;

         n = the number of years over which total return is being measured; and

         ERV = the Account Value of the hypothetical $1,000 payment as of the end of the period over which total return is being measured.

Many of the Sub-accounts offered as variable investment options for the Annuities have been available as variable investment options in other annuities we offer under one or more separate accounts of American Skandia Life Assurance Corporation. In addition, some of the underlying mutual fund portfolios existed prior to the inception of these Sub-accounts. Performance quoted in advertising regarding any such Sub-accounts may indicate periods during which the Sub-accounts have been in existence but prior to the initial offering of the Annuities, or periods during which the underlying mutual fund portfolios have been in existence, but the Sub-accounts have not. Such hypothetical performance is calculated using the same assumptions employed in calculating actual performance since inception of the Sub-accounts.

"Standard Total Return" figures assume that all charges and fees are applicable. "Non-standard Total Return" figures may also be used that do not reflect all fees and charges.

As described in the Prospectus, Annuities may be offered in certain situations in which the Annual Maintenance Fee and/or the portion of the Insurance Charge for administrative costs may be eliminated or reduced. Advertisements of performance in connection with the offer of such Annuities will be based on the charges applicable to such Annuities.

Shown below are total return figures for the periods shown. Figures are shown only for Sub-accounts operational as of December 31, 1998. The "inception-to-date" figures shown below are based on the inception date of an underlying mutual fund portfolio. "N/A" means "not applicable" and indicates that the underlying mutual fund portfolio was not in operation for the applicable period. Any performance of such portfolios prior to inception of a Sub-account is provided by the underlying mutual funds. The total return for any Sub-account reflecting performance prior to such Sub-account's inception is based on such information.



                                 -------------------------------------------------- --- ------------------------------------------
                                            Standard Total Return                               Non-Standard Total Return
                                 -------------------------------------------------- --- ------------------------------------------
                                 -------------------------------------------------- --- ------------------------------------------
                                              (Assuming no CDSC with                               (Assuming no CDSC and no
                                                 maintenance fee)                                      maintenance fee)
                                 -------------------------------------------------- --- -------------------------------------------

-------------------------- -------- --------- --------- --------- ---------- --- --------- --------- -------- --------- ----------
                                     1          3        5        10     Inception    1       3        5      10     Inception
                                    Year       Years   Years     Years     to Date   Year    Years   Years   Years    to Date
--------------------------       -------   -------- ------- --------- --------- -------- ------- ------- ------ ------- ----------
AST Founders Passport 2 1           0.04%    7.63%      N/A       N/A       6.98%   10.20%    7.79%      N/A      N/A       7.16%
AST T. Rowe Price International    13.12%    8.78%     6.26%      N/A       6.27%   13.29%    8.94%     6.42%     N/A       6.43%
Equity 2
AST AIM International Equity 2 2   19.14%    14.90%    11.03%     N/A      11.61%   19.32%    15.08%   11.19%     N/A      11.79%
AST Janus Overseas Growth 2        15.29%     N/A       N/A       N/A      16.43%   15.47%     N/A       N/A      N/A      16.70%
AST American Century               17.86%     N/A       N/A       N/A      15.92%   18.03%     N/A       N/A      N/A      16.18%
International Growth 2
AST Janus Small-Cap Growth 2 3      2.67%    8.71%     12.69%     N/A      12.72%   2.82%     8.88%    12.86%     N/A      12.89%
AST LA Small Cap Value 2           -0.89%     N/A       N/A       N/A      -0.90%   -0.74%     N/A       N/A      N/A      -0.75%
AST T. Rowe Price Small Company    -11.25%    N/A       N/A       N/A       6.41%   -11.11%     N/A       N/A      N/A       6.65%
Value 2
AST NB Mid-Cap Growth 2 4          19.69%    16.88%     N/A       N/A      17.41%     19.87%    17.06%     N/A      N/A      17.62%
AST NB Mid-Cap Value 2 5           -3.11%    10.33%    9.19%      N/A       9.43%     -2.96%    10.50%    9.36%     N/A       9.60%
AST T. Rowe Price Natural          -12.53%   5.16%      N/A       N/A       7.07%    -12.40%    5.32%      N/A      N/A       7.25%
Resources 2
AST Oppenheimer Large-Cap          26.32%     N/A       N/A       N/A      18.48%     26.51%     N/A       N/A      N/A      18.68%
Growth 2 6
AST Marsico Capital Growth 2       40.46%     N/A       N/A       N/A      39.50%    40.67%     N/A       N/A      N/A      39.91%
AST JanCap Growth 2                66.92%    39.34%    28.58%     N/A      25.77%    67.17%    39.54%   28.77%     N/A      25.99%
AST Bankers Trust Enhanced 500 2   26.89%     N/A       N/A       N/A      26.88%    27.08%     N/A       N/A      N/A      27.07%
AST Cohen & Steers Realty 2        -16.67%    N/A       N/A       N/A      -16.67%  -16.54%     N/A       N/A      N/A      -16.54%
AST American Century Income &      11.37%     N/A       N/A       N/A      16.16%    11.54%     N/A       N/A      N/A      16.42%
Growth 2 7
AST LA Growth and Income 2         11.58%    17.23%    15.90%     N/A      14.79%    11.75%    17.41%   16.07%     N/A      14.97%
AST INVESCO Equity Income 2        12.43%    16.85%    14.79%     N/A      14.83%    12.60%    17.03%   14.97%     N/A      15.00%
AST AIM Balanced 2 8               11.95%    13.13%    11.84%     N/A      11.36%    12.12%    13.30%   12.01%     N/A      11.54%
AST American Century Strategic     20.32%     N/A       N/A       N/A      16.26%    20.50%     N/A       N/A      N/A      16.52%
Balanced 2
AST T. Rowe Price Asset            17.41%    15.63%    13.30%     N/A      13.33%    17.59%    15.80%   13.47%     N/A      13.50%
Allocation 2
AST T. Rowe Price International    13.80%    4.64%      N/A       N/A       4.28%    13.97%    4.80%      N/A      N/A       4.45%
Bond 2 9
AST Fed High Yield 2                1.79%    8.90%     8.06%      N/A       8.08%     1.94%     9.06%     8.22%     N/A       8.24%
AST PIMCO Total Return Bond 2       8.59%    6.66%     6.71%      N/A       6.73%     8.75%     6.82%     6.87%     N/A       6.89%
AST PIMCO Limited Maturity          4.88%    4.82%      N/A       N/A       5.08%     5.04%     4.98%      N/A      N/A       5.25%
Bond 2

AA Growth 2                        46.89%    27.16%    22.90%    20.98%    21.10%    47.11%    27.35%   23.08%    21.16%    21.28%
AA MidCap Growth 2                 29.26%    17.80%    18.02%     N/A      22.51%    29.45%    17.98%   18.20%     N/A      22.70%

MV Emerging Markets 2              -38.03%    N/A       N/A       N/A     -13.89%   -37.94%     N/A       N/A      N/A      -13.76%

WF LAT Equity Value 2 10             N/A      N/A       N/A       N/A      -4.32%      N/A       N/A       N/A      N/A      -4.18%
-------------------------------   -------- --------- --------- --------- ---------- --------- -------- -------- --------- ---------


The  Standard  Total  Return  and  Non-Standard  Total  R eturn  for the  Choice
Sub-accounts are as follows:

                            -------------------------------------------------- -- -------------------------------------------------
                                               Standard Total Return                              Non-Standard Total Return
                            -------------------------------------------------- -- -------------------------------------------------
                            -------------------------------------------------- -- -------------------------------------------------
                                        (Assuming no sales charge with                (Assuming no sales charge without maintenance
                                                 maintenance fees)                                          fees)

                            -------------------------------------------------- -- -------------------------------------------------

------------------------------- -------- --------- --------- --------- ---------- ---------- --------- -------- -------- ----------
                                    1        3         5         10     Inception     1        3      5            10    Inception
                                   Year     Years     Years     Years     to Date    Year     Years   Years       Years    to Date

--------------------------------- -------- --------- --------- --------- -------- ---------- --------- -------- -------- ----------
AST Founders Passport 2 1          10.04%    7.63%      N/A       N/A       6.98%     10.20%     7.79%      N/A      N/A      7.16%
AST T. Rowe Price International    13.12%    8.78%     6.26%      N/A       6.27%     13.29%     8.94%     6.42%     N/A      6.43%
Equity 2
AST AIM International Equity 2 2   19.14%    14.90%    11.03%     N/A      11.61%     19.32%     15.08%   11.19%     N/A     11.79%
AST Janus Overseas Growth 2        15.29%     N/A       N/A       N/A      16.43%     15.47%      N/A       N/A      N/A     16.70%
AST American Century               17.86%     N/A       N/A       N/A      15.92%     18.03%      N/A       N/A      N/A     16.18%
International Growth 2
AST Janus Small-Cap Growth 2 3      2.67%    8.71%     12.69%     N/A      12.72%      2.82%     8.88%    12.86%     N/A     12.89%
AST LA Small Cap Value 2           -0.89%     N/A       N/A       N/A      -0.90%     -0.74%      N/A       N/A      N/A     -0.75%
AST T. Rowe Price Small Company    -11.25%    N/A       N/A       N/A       6.41%     -11.11%     N/A       N/A      N/A      6.65%
Value 2
AST NB Mid-Cap Growth 2 4          19.69%    16.88%     N/A       N/A      17.41%     19.87%     17.06%     N/A      N/A     17.62%
AST NB Mid-Cap Value 2 5           -3.11%    10.33%    9.19%      N/A       9.43%     -2.96%     10.50%    9.36%     N/A      9.60%
AST T. Rowe Price Natural          -12.53%   5.16%      N/A       N/A       7.07%     -12.40%    5.32%      N/A      N/A      7.25%
Resources 2
AST Oppenheimer Large-Cap          26.32%     N/A       N/A       N/A      18.48%     26.51%      N/A       N/A      N/A     18.68%
Growth 2 6
AST Marsico Capital Growth 2       40.46%     N/A       N/A       N/A      39.50%     40.67%      N/A       N/A      N/A     39.91%
AST JanCap Growth 2                66.92%    39.34%    28.58%     N/A      25.77%     67.17%     39.54%   28.77%     N/A     25.99%
AST Bankers Trust Enhanced 500 2   26.89%     N/A       N/A       N/A      26.88%     27.08%      N/A       N/A      N/A     27.07%
AST Cohen & Steers Realty 2        -16.67%    N/A       N/A       N/A      -16.67%   -16.54%     N/A       N/A      N/A     -16.54%
AST American Century Income &      11.37%     N/A       N/A       N/A      16.16%     11.54%      N/A       N/A      N/A     16.42%
Growth 2 7
AST LA Growth and Income 2         11.58%    17.23%    15.90%     N/A      14.79%     11.75%     17.41%   16.07%     N/A     14.97%
AST INVESCO Equity Income 2        12.43%    16.85%    14.79%     N/A      14.83%     12.60%     17.03%   14.97%     N/A     15.00%
AST AIM Balanced 2 8               11.95%    13.13%    11.84%     N/A      11.36%     12.12%     13.30%   12.01%     N/A     11.54%
AST American Century Strategic     20.32%     N/A       N/A       N/A      16.26%     20.50%      N/A       N/A      N/A     16.52%
Balanced 2
AST T. Rowe Price Asset            17.41%    15.63%    13.30%     N/A      13.33%     17.59%     15.80%   13.47%     N/A     13.50%
Allocation 2
AST T. Rowe Price International    13.80%    4.64%      N/A       N/A       4.28%     13.97%     4.80%      N/A      N/A      4.45%
Bond 2 9
AST Fed High Yield 2                1.79%    8.90%     8.06%      N/A       8.08%      1.94%     9.06%     8.22%     N/A      8.24%
AST PIMCO Total Return Bond 2       8.59%    6.66%     6.71%      N/A       6.73%      8.75%     6.82%     6.87%     N/A      6.89%
AST PIMCO Limited Maturity          4.88%    4.82%      N/A       N/A       5.08%      5.04%     4.98%      N/A      N/A      5.25%
Bond 2

AA Growth 2                        46.89%    27.16%    22.90%    20.98%    21.10%     47.11%     27.35%   23.08%   21.16%    21.28%
AA MidCap Growth 2                 29.26%    17.80%    18.02%     N/A      22.51%     29.45%     17.98%   18.20%     N/A     22.70%

MV Emerging Markets 2              -38.03%    N/A       N/A       N/A     -13.89%    -37.94%     N/A       N/A      N/A     -13.76%

WF LAT Equity Value 2 10             N/A      N/A       N/A       N/A      -4.32%      N/A       N/A       N/A      N/A     -4.18%
---------------------------------- -------- --------- --------- --------- -------- --------- --------- -------- -------- ----------

The Standard Total Return and Non-Standard Total R eturn for the Advisor's Design Sub-accounts are as follows:


                           -------------------------------------------------- -- -------------------------------------------------
                                               Standard Total Return                              Non-Standard Total Return
                           -------------------------------------------------- -- -------------------------------------------------
                           -------------------------------------------------- -- -------------------------------------------------
                                    (Assuming maximum sales charge with                 (Assuming maximum sales charge and no
                                             maintenance fees)                                    maintenance fees)

                           -------------------------------------------------- -- -------------------------------------------------

--------------------------------- ------- -------- -------- --------- ----------  --------- --------- -------- --------- ----------
                                     1        3         5         10     Inception     1        3         5        10     Inception
                                    Year     Years     Years     Years     to Date    Year     Years     Years     Years    to Date
-------------------------------- -------- --------- --------- --------- ---------- -------- --------- -------- --------- ----------
AST Founders Passport 2 1           8.38%    7.09%      N/A       N/A       6.54%     8.55%     7.25%      N/A      N/A       6.72%
AST T. Rowe Price International    11.43%    8.24%     5.94%      N/A       5.95%     11.59%    8.40%     6.10%     N/A       6.11%
Equity 2
AST AIM International Equity 2 2   17.35%    14.33%    10.69%     N/A      11.44%     17.53%    14.50%   10.86%     N/A      11.61%
AST Janus Overseas Growth 2        13.56%     N/A       N/A       N/A      15.56%     13.73%     N/A       N/A      N/A      15.82%
AST American Century               16.09%     N/A       N/A       N/A      15.05%     16.26%     N/A       N/A      N/A      15.31%
International Growth 2
AST Janus Small-Cap Growth 2 3      1.13%    8.17%     12.35%     N/A      12.38%     1.28%     8.33%    12.52%     N/A      12.55%
AST LA Small Cap Value 2           -2.38%     N/A       N/A       N/A      -2.38%     -2.23%     N/A       N/A      N/A      -2.24%
AST T. Rowe Price Small Company    -12.58%    N/A       N/A       N/A       5.61%    -12.45%     N/A       N/A      N/A       5.85%
Value 2
AST NB Mid-Cap Growth 2 4          17.90%    16.30%     N/A       N/A      16.99%     18.07%    16.47%     N/A      N/A      17.19%
AST NB Mid-Cap Value 2 5           -4.56%    9.78%     8.86%      N/A       9.14%     -4.42%    9.95%     9.03%     N/A       9.31%
AST T. Rowe Price Natural          -13.85%   4.63%      N/A       N/A       6.63%    -13.72%    4.79%      N/A      N/A       6.81%
Resources 2
AST Oppenheimer Large-Cap          24.43%     N/A       N/A       N/A      17.81%     24.61%     N/A       N/A      N/A      18.01%
Growth 2 6
AST Marsico Capital Growth 2       38.35%     N/A       N/A       N/A      37.46%     38.56%     N/A       N/A      N/A      37.86%
AST JanCap Growth 2                64.42%    38.64%    28.19%     N/A      25.46%     64.66%    38.85%   28.38%     N/A      25.68%
AST Bankers Trust Enhanced 500 2   24.99%     N/A       N/A       N/A      24.98%     25.17%     N/A       N/A      N/A      25.17%
AST Cohen & Steers Realty 2        -17.92%    N/A       N/A       N/A      -17.92%  -17.79%     N/A       N/A      N/A      -17.80%
AST American Century Income &       9.70%     N/A       N/A       N/A      15.28%     9.87%      N/A       N/A      N/A      15.54%
Growth 2 7
AST LA Growth and Income 2          9.91%    16.64%    15.55%     N/A      14.53%     10.07%    16.82%   15.72%     N/A      14.71%
AST INVESCO Equity Income 2        10.74%    16.27%    14.45%     N/A      14.48%     10.91%    16.44%   14.62%     N/A      14.65%
AST AIM Balanced 2 8               10.28%    12.56%    11.50%     N/A      11.06%     10.44%    12.73%   11.67%     N/A      11.24%
AST American Century Strategic     18.51%     N/A       N/A       N/A      15.38%     18.69%     N/A       N/A      N/A      15.64%
Balanced 2
AST T. Rowe Price Asset            15.65%    15.05%    12.96%     N/A      12.99%     15.83%    15.22%   13.13%     N/A      13.16%
Allocation 2
AST T. Rowe Price International    12.09%    4.12%      N/A       N/A       3.94%     12.26%    4.27%      N/A      N/A       4.11%
Bond 2 9
AST Fed High Yield 2                0.26%    8.35%     7.73%      N/A       7.75%     0.41%     8.52%     7.90%     N/A       7.91%
AST PIMCO Total Return Bond 2       6.96%    6.13%     6.39%      N/A       6.40%     7.12%     6.29%     6.55%     N/A       6.56%
AST PIMCO Limited Maturity          3.30%    4.30%      N/A       N/A       4.64%     3.46%     4.45%      N/A      N/A       4.82%
Bond 2

AA Growth 2                        44.69%    26.53%    22.53%    20.80%    20.92%     44.91%    26.72%   22.71%    20.98%    21.10%
AA MidCap Growth 2                 27.32%    17.21%    17.67%     N/A      22.18%     27.51%    17.38%   17.84%     N/A      22.37%

MV Emerging Markets 2              -38.96%    N/A       N/A       N/A      -14.34%  -38.87%     N/A       N/A      N/A      -14.21%

WF LAT Equity Value 2 10             N/A      N/A       N/A       N/A      -5.75%      N/A       N/A       N/A      N/A      -5.61%
--------------------------------- -------- --------- --------- --------- -------- --------- --------- -------- --------- ----------

1. Effective October 15, 1996, Founders Asset Management, Inc. became Sub-advisor of the Portfolio. Prior to October 15, 1996, Seligman Henderson Co. served as the Sub-advisor of the Portfolio, then named the "Seligman Henderson International Small Cap Portfolio." The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor from inception until October 15, 1996, and the current Sub-advisor from October 15, 1996 through the current period.
2. Effective May 3, 1999, A I M Capital Management, Inc. became Sub-Advisor of the Portfolio. Between October 15, 1996 and May 3, 1999, Putnam Investment Management, Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam International Equity." Prior to October 15, 1996, Seligman Henderson Co. served as the Sub-advisor of the Portfolio, then named the "Seligman Henderson International Equity Portfolio." The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor(s) from inception through the current period.
3. Effective December 31, 1998 Janus Capital Corporation became Sub-advisor of the Portfolio. Prior to December 31, 1998, Founders Asset Management, LLC served as the Sub-advisor of the Portfolio. In connection with this change the portfolio's name is changed to "AST Janus Small-Cap Growth." The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor from inception until December 31, 1998.
4. Effective May 1, 1998, Neuberger Berman Management, Inc. became Sub-Advisor to the Portfolio. Prior to May 1, 1998, Berger Associates, Inc. served as Sub-advisor to the Portfolio, then named the "Berger Capital Growth
     Portfolio." As of May 1, 1998 various changes have been made to the Portfolio's investment objective and to its fundamental and non-fundamental investment restrictions.
5. Effective May 1, 1998, Neuberger Berman Management, Inc. became Sub-Advisor to the Portfolio. Prior to May 1, 1998, Federated Investment Counseling served as Sub-advisor of the Portfolio, then named the "Federated Utility Income Portfolio." As of May 1, 1998 various changes have been made to the Portfolio's investment objective and to its fundamental and non-fundamental investment restrictions.
6. Effective December 31, 1998 OppenheimerFunds, Inc. became Sub-advisor of the Portfolio. Prior to December 31, 1998, Robertson, Stephens & Company Investment Management, L.P. served as the Sub-advisor of the Portfolio. In connection with this change the portfolio's name is changed to "AST Oppenheimer Large Cap Growth." The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor from inception until December 31, 1998.
7. Effective May 3, 1999, American Century Investment Management, Inc. became Sub-Advisor of the Portfolio. Between October 15, 1996 and May 3, 1999, Putnam Investment Management, Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam Value Growth & Income." The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor from inception through the current period.
8. Effective May 3, 1999, A I M Capital Management, Inc. became Sub-Advisor of the Portfolio. Between October 15, 1996 and May 3, 1999, Putnam Investment Management, Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam International Equity." Prior to October 15, 1996, Phoenix Investment Counsel, Inc. served as the Sub-advisor of the Portfolio, then named the "AST Phoenix Balanced Asset Portfolio." The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor(s) from inception through the current period.
9. Effective May 1, 1996, Rowe Price-Fleming International, Inc. became Sub-advisor of the Portfolio. Prior to May 1, 1996, Scudder, Stevens & Clark, Inc. served as the Sub-advisor of the Portfolio, then named the "AST Scudder International Bond Portfolio." The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor from inception until May 1, 1996, and the current Sub-advisor from May 1, 1996 through the current period.
10.  This Portfolio was first offered as a Sub-account on May 1, 1998.

Some of the underlying portfolios may be subject to an expense reimbursement or waiver that in the absence of such reimbursement or waiver would reduce the portfolio's performance.

The performance quoted in any advertising should not be considered a representation of the performance of these Sub-accounts in the future since performance is not fixed. Actual performance will depend on the type, quality and, for some of the Sub-accounts, the maturities of the investments held by the underlying mutual funds and upon prevailing market conditions and the response of the underlying mutual funds to such conditions. Actual performance will also depend on changes in the expenses of the underlying mutual funds. In addition, the amount of charges against each Sub-account will affect performance.

The information provided by these measures may be useful in reviewing the performance of the Sub-accounts, and for providing a basis for comparison with other annuities. These measures may be less useful in providing a basis for comparison with other investments that neither provide some of the benefits of such annuities nor are treated in a similar fashion under the Code.

HOW THE UNIT PRICE IS DETERMINED

For each Sub-account the initial Unit Price was $10.00. The Unit Price for each subsequent period is the net investment factor for that period, multiplied by the Unit Price for the immediately preceding Valuation Period. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of and charges assessed against a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less (c) where:

a.       is the net result of:

         1. the net asset value per share of the underlying mutual fund shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid by the underlying mutual fund during that Valuation Period; plus or minus

         2. any per share charge or credit during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

b.       is the net result of:

         1. the net asset value per share plus any declared and unpaid dividends per share of the underlying mutual fund shares held in that Sub-account at the end of the preceding Valuation Period; plus or minus 2. any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

c.      is the mortality and expense risk charges and the administration charge.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

ADDITIONAL INFORMATION ON FIXED ALLOCATIONS

To the extent permitted by law, we reserve the right at any time to offer Guarantee Periods with durations that differ from those which were available when your Annuity was issued. We also reserve the right at any time to stop accepting new allocations, transfers or renewals for a particular Guarantee Period. Such an action may have an impact on the MVA.

We declare the rates of interest applicable during the various Guarantee Periods offered. Declared rates are effective annual rates of interest. The rate of interest applicable to a Fixed Allocation is the one in effect when its Guarantee Period begins. The rate is guaranteed throughout the Guarantee Period. We inform you of the interest rate applicable to a Fixed Allocation, as well as its Maturity Date, when we confirm the allocation. We declare interest rates applicable to new Fixed Allocations from time-to-time. Any new Fixed Allocation in an existing Annuity is credited interest at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The interest rates we credit are subject to a minimum. We may declare a higher rate. The minimum is based on both an index and a reduction to the interest rate determined according to the index.

The index is based on the published rate for certificates of indebtedness (bills, notes or bonds, depending on the term of indebtedness) of the United States Treasury at the most recent Treasury auction held at least 30 days prior to the beginning of the applicable Fixed Allocation's Guarantee Period. The term (length of time from issuance to maturity) of the certificates of indebtedness upon which the index is based is the same as the duration of the Guarantee Period. If no certificates of indebtedness are available for such term, the next shortest term is used. If the United States Treasury's auction program is discontinued, we will substitute indexes which in our opinion are comparable. If required, implementation of such substitute indexes will be subject to approval by the Securities and Exchange Commission and the Insurance Department of the jurisdiction in which your Annuity was delivered. (For Annuities issued as certificates of participation in a group contract, it is our expectation that approval of only the jurisdiction in which such group contract was delivered applies.)

The reduction used in determining the minimum interest rate is two and one quarter percent of interest (1.50%).

Where required by the laws of a particular jurisdiction, a specific minimum interest rate, compounded yearly, will apply should the index less the reduction be less than the specific minimum interest rate applicable to that jurisdiction.

WE MAY CHANGE THE INTEREST RATES WE CREDIT NEW FIXED ALLOCATIONS AT ANY TIME. Any such change does not have an impact on the rates applicable to Fixed Allocations with Guarantee Periods that began prior to such change. However, such a change will affect the MVA (see "Account Value of the Fixed Allocations").

We have no specific formula for determining the interest rates we declare. Rates may differ between classes and between types of annuities we offer, even for guarantees of the same duration starting at the same time. We expect our interest rate declarations for Fixed Allocations to reflect the returns available on the type of investments we make to support the various classes of annuities supported by the assets in Separate Account D. However, we may also take into consideration in determining rates such factors including, but not limited to, the durations offered by the annuities supported by the assets in Separate Account D, regulatory and tax requirements, the liquidity of the secondary markets for the type of investments we make, commissions, administrative expenses, investment expenses, our insurance risks in relation to Fixed Allocations, general economic trends and competition. OUR MANAGEMENT MAKES THE FINAL DETERMINATION AS TO INTEREST RATES TO BE CREDITED. WE CANNOT PREDICT THE RATES WE WILL DECLARE IN THE FUTURE.

How We Calculate the Market Value Adjustment
The market value adjustment ("MVA") is used in determining the Account Value of each Fixed Allocation. The formula used to determine the MVA is applied separately to each Fixed Allocation. Values and time durations used in the formula are as of the date the Account Value is being determined. Current Rates and available Guarantee Periods are those for the class of Annuities you purchase pursuant to the Prospectus available in conjunction with this Statement of Additional Information.

The formula is:

                           [(1+I) / (1+J+0.0010)]N/12

                                     where:

                  I is the interest rate being credited to the Fixed Allocation;

                  J is the interest rate (for your class of annuity) being credited to new Fixed Allocations with Guarantee Period durations equal to the number of years (rounded to the next higher integer when occurring on other than an anniversary of the beginning of the Fixed Allocation's Guarantee Period) remaining in your Fixed Allocation Guarantee Period;

                  N is the number of months (rounded to the next higher integer when occurring on other than a monthly anniversary of the beginning of the Guarantee Period) remaining in such Guarantee Period.

The formula that applies if you surrender the Annuity pursuant to the free-look provision is [(1 + I)/(1 + J)]N/12.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date. The formula may be changed if Additional Amounts have been added to a Fixed Allocation.

Irrespective of the above, we apply certain formulas to determine "I" and "J" when we do not offer Guarantee Periods with a duration equal to the Remaining Period. These formulas are as follows:

1. If we offer Guarantee Periods to your class of Annuities with durations that are both shorter and longer than the Remaining Period, we interpolate a rate for "J" between our then current interest rates for Guarantee Periods with the next shortest and next longest durations then available for new Fixed Allocations for your class of Annuities .

2. If we no longer offer Guarantee Periods to your class of Annuities with durations that are both longer and shorter than the Remaining Period, we determine rates for "J" and, for purposes of determining the MVA only, for "I" based on the Moody's Corporate Bond Yield Average - Monthly Average Corporates (the "Average"), as published by Moody's Investor Services, Inc., its successor, or an equivalent service should such Average no longer be published by Moody's. For determining I, we will use the Average published on or immediately prior to the start of the applicable Guarantee Period. For determining J, we will use the Average for the Remaining Period published on or immediately prior to the date the MVA is calculated.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. If we are not offering a Guarantee Period with a duration equal to the number of years remaining in a Fixed Allocation's Guarantee Period, we calculate a rate for "J" above using a specific formula.

Our Current Rates are expected to be sensitive to interest rate fluctuations, thereby making each MVA equally sensitive to such changes. There would be a downward adjustment when the applicable Current Rate plus 0.10 percent of interest exceeds the rate credited to the Fixed Allocation and an upward adjustment when the applicable Current Rate is more than 0.10 percent of interest lower than the rate being credited to the Fixed Allocation.

We reserve the right, from time to time, to determine the MVA using an interest rate lower than the Current Rate for all transactions applicable to a class of Annuities. We may do so at our sole discretion. This would benefit all such Annuities if transactions to which the MVA applies occur while we use such lower interest rate.

GENERAL INFORMATION

Voting Rights
You have voting rights in relation to Account Value maintained in the Sub-accounts. You do not have voting rights in relation to Account Value maintained in any Fixed Allocations or in relation to fixed or adjustable annuity payments.

We will vote shares of the underlying mutual funds or portfolios in which the Sub-accounts invest in the manner directed by Owners. Owners give instructions equal to the number of shares represented by the Sub-account Units attributable to their Annuity.

We will vote the shares attributable to assets held in the Sub-accounts solely for us rather than on behalf of Owners, or any share as to which we have not received instructions, in the same manner and proportion as the shares for which we have received instructions. We will do so separately for each Sub-account from various classes that may invest in the same underlying mutual fund portfolio.

The number of votes for an underlying mutual fund or portfolio will be determined as of the record date for such underlying mutual fund or portfolio as chosen by its board of trustees or board of directors, as applicable. We will furnish Owners with proper forms and proxies to enable them to instruct us how to vote.

You may instruct us how to vote on the following matters: (a) changes to the board of trustees or board of directors, as applicable; (b) changing the independent accountant; (c) approval of changes to the investment advisory agreement or adoption of a new investment advisory agreement; (d) any change in the fundamental investment policy; and (e) any other matter requiring a vote of the shareholders.

With respect to approval of changes to the investment advisory agreement, approval of a new investment advisory agreement or any change in fundamental investment policy, only Owners maintaining Account Value as of the record date in a Sub-account investing in the applicable underlying mutual fund portfolio will instruct us how to vote on the matter, pursuant to the requirements of Rule 18f-2 under the Investment Company Act.

Modification
We reserve the right to any or all of the following: (a) combine a Sub-account with other Sub-accounts; (b) combine Separate Account B or a portion thereof with other "unitized" separate accounts; (c) terminate offering certain Guarantee Periods for new or renewing Fixed Allocations; (d) combine Separate Account D with other "non-unitized" separate accounts; (e) deregister Separate Account B under the Investment Company Act; (f) operate Separate Account B as a management investment company under the Investment Company Act or in any other form permitted by law; (g) make changes required by any change in the Securities Act of 1933, the Exchange Act of 1934 or the Investment Company Act; (h) make changes that are necessary to maintain the tax status of your Annuity under the Code; (i) make changes required by any change in other Federal or state laws relating to retirement annuities or annuity contracts; and (j) discontinue offering any variable investment option at any time.

Also, from time to time, we may make additional Sub-accounts available to you. These Sub-accounts will invest in underlying mutual funds or portfolios of underlying mutual funds we believe to be suitable for the Annuity. We may or may not make a new Sub-account available to invest in any new portfolio of one of the current underlying mutual funds should such a portfolio be made available to Separate Account B.

We may eliminate Sub-accounts, combine two or more Sub-accounts or substitute one or more new underlying mutual funds or portfolios for the one in which a Sub-account is invested. Substitutions may be necessary if we believe an underlying mutual fund or portfolio no longer suits the purpose of the Annuity. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of an underlying mutual fund or portfolio, or because the underlying mutual fund or portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the insurance department of our state of domicile, if so required by law, before making such a substitution, deletion or addition. We also would obtain prior approval from the SEC so long as required by law, and any other required approvals before making such a substitution, deletion or addition.

We reserve the right to transfer assets of Separate Account B, which we determine to be associated with the class of contracts to which your Annuity belongs, to another "unitized" separate account. We also reserve the right to transfer assets of Separate Account D which we determine to be associated with the class of contracts to which your annuity belongs, to another "non-unitized" separate account. We notify you (and/or any payee during the payout phase) of any modification to your Annuity. We may endorse your Annuity to reflect the change.

Deferral of Transactions
We may defer any distribution or transfer from a Fixed Allocation or an annuity payout for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any Fixed Allocation or any annuity payout for more than thirty days, or less where required by law, we pay interest at the minimum rate required by law but not less than 3% or at least 4% if required by your contract, per year on the amount deferred. We may defer payment of proceeds of any distribution from any Sub-account or any transfer from a Sub-account for a period not to exceed 7 calendar days from the date the transaction is effected. Any deferral period begins on the date such distribution or transfer would otherwise have been transacted (see "Pricing of Transfers and Distributions").

All procedures, including payment, based on the valuation of the Sub-accounts may be postponed during the period: (1) the New York Stock Exchange is closed (other than customary holidays or weekends) or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC permits postponement and so orders; or (3) the SEC determines that an emergency exists making valuation or disposal of securities not reasonably practical.

Misstatement of Age or Sex
If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit are based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

Ending the Offer
We may limit or discontinue offering Annuities. Existing Annuities will not be affected by any such action.

INDEPENDENT AUDITORS

The consolidated financial statements of American Skandia Life Assurance Corporation at December 31, 1998 and 1997, and for the years then ended, and the financial statements of American Skandia Life Assurance Corporation Variable Account B - Class 2 at December 31, 1998 and for the two years then ended, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors. The consolidated financial statements of American Skandia Life Assurance Corporation for the year ended December 31, 1996, appearing in this Prospectus and Registration Statement, have been audited by Deloitte & Touche LLP, independent auditors. The audits, as set forth in their respective reports thereon appearing elsewhere herein, are included in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.

LEGAL EXPERTS

Counsel with respect to Federal laws and regulations applicable to the issue and sale of the Annuities and with respect to Connecticut law is Werner & Kennedy, 1633 Broadway, New York, New York 10019.

FINANCIAL STATEMENTS American Skandia Life Assurance Corporation Variable Account B (Class 2 Sub-accounts)

The statements which follow in Appendix A are those of American Skandia Life Assurance Corporation Variable Account B (Class 2 Sub-accounts) as of December 31, 1998 and for the periods ended December 31, 1998 and 1997. There are other Sub-accounts included in Variable Account B that are not available in the product described in the applicable prospectus.

To the extent and only to the extent that any statement in a document incorporated by reference into this Statement of Additional Information is modified or superseded by a statement in this Statement of Additional Information or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement of Additional Information.

We furnish you without charge a copy of any or all the documents incorporated by reference in this Statement of Additional Information, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to American Skandia Life Assurance Corporation, Attention: Concierge Desk, P.O. Box 883, Shelton, Connecticut, 06484. Our phone number is 1-800-752-6342. You may also forward such a request electronically to our Customer Service Department at customerservice@Skandia.com.


                               APPENDIX A

      Financial Statements for American Skandia Life Assurance Corporation
                    Variable Account B (Class 2 Sub-accounts)

                                                           American Skandia Life
                                                           Assurance Corporation

                                                    Variable Account B - Class 2

                                          Years ended December 31, 1998 and 1997

                          Independent Auditor's Report


To the Contractowners of
    American Skandia Life Assurance Corporation
    Variable Account B - Class 2 and the
    Board of Directors and Shareholder of
    American Skandia Life Assurance Corporation
Shelton, Connecticut

We have audited the accompanying statement of assets, liabilities and contractowners' equity of the thirty-four sub-accounts of American Skandia Life Assurance Corporation Variable Account B - Class 2, referred to in Note 1, as of December 31, 1998, the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 1998 and 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the thirty-four sub-accounts of American Skandia Life Assurance Corporation Variable Account B - Class 2, referred to in Note 1, at December 31, 1998, the results of their operations for the year then ended, and their changes in net assets for the years ended December 31, 1998 and 1997 in conformity with generally accepted accounting principles.


/s/Ernst & Young LLP



Hartford, Connecticut
February 20, 1999





AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARAIBLE ACCOUNT B - CLASS 2
STATEMENT OF ASSETS, LIABILITIES, AND CONTRACTOWNERS' EQUITY
AS OF DECEMBER 31, 1998



---------------------------------------------------------------------------------------------------------

                                         ASSETS

Investment in mutual funds at market value ( Note 2 ):
      Neuberger Berman Advisers Management Trust ( NBAMT ):
            Partners Portfolio - 333,781 shares ( cost $6,020,505)                             $ 6,318,484
      The Alger American Fund ( AAF ):
            Small Capitalization Portfolio - 202,014 shares ( cost $8,250,117)                   8,882,557
            Growth Portfolio - 205,275 shares ( cost $9,348,228)                                10,924,733
            Midcap Growth Portfolio - 295,172 shares ( cost $7,371,188)                          8,521,610
      American Skandia Trust ( AST ):
            Putnam International Equity Portfolio - 367,533 shares ( cost $8,135,799)            8,331,983
            Putnam Balanced Portfolio - 275,622 shares ( cost $3,540,458)                        3,894,537
            Putnam Value Growth & Income Portfolio - 159,263 shares ( cost $2,036,097)           2,145,271
            Lord Abbett Growth & Income Portfolio - 647,536 shares ( cost $13,067,039)          14,038,576
            Lord Abbett Small Cap Value Portfolio - 64,841 shares ( cost $614,609)                 647,761
            Jancap Growth Portfolio - 787,523 shares ( cost $23,735,522)                        29,138,357
            Money Market Portfolio - 21,347,163 shares ( cost $21,347,163)                      21,347,163
            Neuberger & Berman Midcap Value Portfolio - 258,283 shares ( cost $3,311,067)        3,399,008
            Neuberger & Berman Midcap Growth Portfolio - 107,965 shares ( cost $1,603,648)       1,863,470
            Federated High Yield Portfolio - 725,129 shares ( cost $9,111,677)                   9,172,887
            T. Rowe Price Asset Allocation Portfolio - 144,707 shares ( cost $2,171,639)         2,528,024
            T. Rowe Price International Equity Portfolio - 634,544 shares ( cost $8,116,510)     8,496,551
            T. Rowe Price International Bond Portfolio - 355,258 shares ( cost $3,705,832)       4,071,261
            T. Rowe Price Natural Resources Portfolio - 118,046 shares ( cost $1,656,108)        1,413,012
            T. Rowe Price Small Company Value Portfolio - 889,980 shares ( cost $9,542,752)     10,172,470
            Founders Capital Appreciation Portfolio - 519,556 shares ( cost $8,252,329)          9,149,377
            Founders Passport Portfolio - 226,635 shares ( cost $2,918,195)                      2,955,318
            PIMCO Total Return Bond Portfolio - 1,949,491 shares ( cost $22,219,933)            23,432,884
            PIMCO Limited Maturity Bond Portfolio - 642,049 shares ( cost $6,920,786)            7,120,319
            INVESCO Equity Income Portfolio - 359,434 shares ( cost $5,973,361)                  6,290,094
            Oppenheimer Large-Cap Growth Portfolio - 189,925 shares ( cost $2,510,020)           3,052,089
            Janus Overseas Growth Portfolio - 722,151 shares ( cost $9,497,924)                  9,922,349
            Twentieth Century Strategic Balanced Portfolio - 22,094 shares ( cost $272,732)        301,803
            Twentieth Century International Growth Portfolio - 104,477 shares ( cost $1,358,810  1,427,156
            Marsico Capital Growth Portfolio - 734,709 shares ( cost $9,352,150)                10,432,871
            Stein Roe Venture Portfolio - 7,045 shares ( cost $57,241)                              57,766
            Cohen & Steers Realty Portfolio - 91,103 shares ( cost $816,899)                       765,262
            Bankers Trust Enhanced 500 Portfolio - 220,684 shares ( cost $2,728,706)             2,822,553
      Montgomery Variable Series ( Montgomery ):
            Emerging Markets Fund - 239,365 shares ( cost $1,904,701)                            1,577,417
      Life & Annuity Trust (LAT):
            Equity Value Fund - 1,954 shares ( cost $18,413)                                        18,662
                                                                                            ---------------
                          Total Invested Assets                                              $ 234,633,635



Receivable from The Alger American Fund                                                            132,159
Receivable from American Skandia Trust                                                              81,824
                                                                                            ---------------
                          Total Receivables                                                      $ 213,983



                                                                                            ===============
                          Total Assets                                                       $ 234,847,618
                                                                                            ===============

---------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARAIBLE ACCOUNT B - CLASS 2
STATEMENT OF ASSETS, LIABILITIES, AND CONTRACTOWNERS' EQUITY
AS OF DECEMBER 31, 1998



--------------------------------------------------------------------------------

                                       LIABILITIES

Payable to American Skandia Life Assurance Corporation                                                                    $ 194,974
Payable to Neuberger & Berman Advisors Management Trust                                                                       8,506
Payable to Montgomery Variable Series                                                                                        11,081
Payable to Life and Annuity Trust                                                                                               460
                                                                                                                    ----------------
                          Total Liabilities                                                                               $ 215,021




                                       NET ASSETS
                                                                                                            Unit
Contractowners' Equity                                                                        Units        Value

       NBAMT - Partners                                                                          301,949    $ 20.93     $ 6,318,484
       AAF - Small Capitalization                                                                476,946      18.62       8,882,558
       AAF - Growth                                                                              382,247      28.58      10,924,731
       AAF - MidCap Growth                                                                       350,935      24.28       8,521,609
       AST - Putnam International Equity                                                         485,513      17.16       8,331,983
       AST - Putnam Balanced                                                                     223,039      17.46       3,894,467
       AST - Putnam Value Growth & Income                                                        158,481      13.54       2,145,271
       AST - Lord Abbett Growth & Income                                                         666,925      21.05      14,038,577
       AST - Lord Abbett Small Cap Value                                                          65,255       9.93         647,680
       AST - JanCap Growth                                                                       823,116      35.40      29,138,357
       AST - Money Market                                                                      1,757,232      12.15      21,347,162
       AST - Neuberger & Berman Midcap Value                                                     218,024      15.59       3,398,948
       AST - Neuberger & Berman Midcap Growth                                                     94,905      19.63       1,863,372
       AST - Federated High Yield                                                                626,368      14.64       9,172,887
       AST - T. Rowe Price Asset Allocation                                                      136,200      18.56       2,528,024
       AST - T. Rowe Price International Equity                                                  631,089      13.46       8,496,551
       AST - T. Rowe Price International Bond                                                    335,544      12.13       4,071,188
       AST - T. Rowe Price Natural Resources                                                     109,887      12.86       1,412,937
       AST - T. Rowe Price Small Company Value                                                   895,422      11.36      10,172,470
       AST - Founders Capital Appreciation                                                       506,384      18.07       9,149,377
       AST - Founders Passport                                                                   230,547      12.82       2,955,265
       AST - PIMCO Total Return Bond                                                           1,703,920      13.75      23,432,884
       AST - PIMCO Limited Maturity Bond                                                         593,352      12.00       7,120,319
       AST - INVESCO Equity Income                                                               317,432      19.82       6,290,094
       AST - Oppenheimer Large-Cap Growth                                                        193,822      15.75       3,052,035
       AST - Janus Overseas Growth                                                               729,573      13.60       9,922,349
       AST - Twentieth Century Strategic Balanced                                                 22,252      13.56         301,730
       AST - Twentieth Century International Growth                                              105,857      13.48       1,427,079
       AST - Marsico Capital Growth                                                              739,559      14.11      10,432,871
       AST - Stein Roe Venture                                                                     7,085       8.15          57,721
       AST - Cohen & Steers Realty                                                                91,685       8.35         765,166
       AST - Bankers Trust Enhanced 500                                                          222,115      12.71       2,822,502
       Montgomery Emerging Markets                                                               250,465       6.30       1,577,333
       LAT - Equity Value                                                                          1,943       9.58          18,616
                                                                                                                    ----------------
                          Total Contractowners' Equity                                                                 $234,632,597


                                                                                                                    ================
                          Total Liabilities and Contractowners' Equity                                                 $234,847,618
                                                                                                                    ================

------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.



AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 2
STATEMENT OF OPERATIONS
FOR THE PERIODS ENDED DECEMBER 31, 1998



------------------------------------------------------------------------------------------------------------------------------

                                                                  Class 2 Sub-account Investing In:
                                                                  ------------------------------------------------------------


                                                                                      NBAMT     AAF - Small
                                                                       Total        Partners    Capitalization AAF - Growth
                                                                  ------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                       $ 3,956,419      $ 38,390          $ -         $ 18,343
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees
     (Note 6)                                                          (1,354,979)      (57,417)     (45,981)         (54,748)
                                                                  ------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                            2,601,440       (19,027)     (45,981)         (36,405)
                                                                  ------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                793,115,764    12,812,487  137,235,254       29,479,967
   Cost of Securities Sold                                            785,720,795    12,853,691  135,981,546       28,636,837

                                                                  ------------------------------------------------------------
       Net Gain (Loss)                                                  7,394,969       (41,204)   1,253,708          843,130
   Capital Gain Distributions Received                                  8,094,552     1,209,277      762,958        1,120,947
                                                                  ------------------------------------------------------------

NET REALIZED GAIN (LOSS)                                               15,489,521     1,168,073    2,016,666        1,964,077
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                  5,354,658     1,081,317      336,301          113,132
   End of Period                                                       17,145,478       297,979      632,440        1,576,505
                                                                  ------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                             11,790,820      (783,338)     296,139        1,463,373
                                                                  ------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $ 29,881,781     $ 365,708  $ 2,266,824      $ 3,391,045
                                                                  ============================================================


------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.



                                                                   AAF - MidCap   AST - Putnam     AST - Putnam AST - Putnam Value
                                                                      Growth   International Equity     Balanced    Growth & Income
                                                                  ------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                               $ -     $ 227,901     $ 81,550          $ 5,306
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees
     (Note 6)                                                             (37,767)      (56,250)     (23,927)          (8,952)
                                                                  ------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                              (37,767)      171,651       57,623           (3,646)
                                                                  ------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                 29,275,993    10,471,246      842,568        1,438,348
   Cost of Securities Sold                                             29,085,514    10,020,325      780,150        1,412,026

                                                                  ------------------------------------------------------------
       Net Gain (Loss)                                                    190,479       450,921       62,418           26,322
   Capital Gain Distributions Received                                    451,358       664,926      190,707           14,643
                                                                  ------------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                  641,837     1,115,847      253,125           40,965
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                     76,500        89,269      265,020           (4,191)
   End of Period                                                        1,150,422       196,184      354,079          109,173
                                                                  ------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                              1,073,922       106,915       89,059          113,364
                                                                  ------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $ 1,677,992   $ 1,394,413    $ 399,807        $ 150,683
                                                                  ============================================================


------------------------------------------------------------------------------------------------------------------------------



                                                                                   AST - Lord Abbett
                                                                                   Small Cap Value
                                                                  AST - Lord Abbett Jan. 12* thru      AST - JanCap   AST - Money
                                                                  Growth & Income   Dec. 31, 1998        Growth         Market
                                                                  ------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                         $ 163,484           $ -     $ 47,237      $ 1,261,543
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees
     (Note 6)                                                             (87,272)       (2,996)    (125,354)        (171,763)
                                                                  ------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                               76,212        (2,996)     (78,117)       1,089,780
                                                                  ------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                  5,877,342     1,534,762   38,306,918      351,485,183
   Cost of Securities Sold                                              5,071,826     1,662,340   33,918,198      351,485,183

                                                                  ------------------------------------------------------------
       Net Gain (Loss)                                                    805,516      (127,578)   4,388,720                -
   Capital Gain Distributions Received                                    718,334             -      757,251            1,286
                                                                  ------------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                1,523,850      (127,578)   5,145,971            1,286
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                  1,060,413             -      355,378                -
   End of Period                                                          971,538        33,152    5,402,835                -
                                                                  ------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                (88,875)       33,152    5,047,457                -
                                                                  ------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $ 1,511,187     $ (97,422)$ 10,115,311      $ 1,091,066
                                                                  ============================================================


------------------------------------------------------------------------------------------------------------------------------



                                                                                                                     AST - T. Rowe
                                                                  AST-Neuberger&  AST-Neuberger&    AST-Federated     Price Asset
                                                          Berman Midcap Value   Berman Midcap Growth  High Yield      Allocation
                                                                  ------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                          $ 85,102       $ 1,721    $ 513,363         $ 39,126
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees
      (Note 6)                                                            (17,189)      (14,007)     (61,362)         (13,653)
                                                                  ------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                               67,913       (12,286)     452,001           25,473
                                                                  ------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                  4,241,952     4,881,743    4,668,325          523,497
   Cost of Securities Sold                                              4,208,861     5,082,206    4,361,450          394,548

                                                                  ------------------------------------------------------------
       Net Gain (Loss)                                                     33,091      (200,463)     306,875          128,949
   Capital Gain Distributions Received                                    314,366       486,693       28,003            7,529
                                                                  ------------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                  347,457       286,230      334,878          136,478
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                    375,484        43,930      679,707          175,851
   End of Period                                                           87,941       259,823       61,210          356,384
                                                                  ------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                               (287,543)      215,893     (618,497)         180,533
                                                                  ------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $ 127,827     $ 489,837    $ 168,382        $ 342,484
                                                                  ============================================================


------------------------------------------------------------------------------------------------------------------------------



                                                                   AST - T. Rowe   AST - T. Rowe   AST - T. Row         AST - T.
                                                          Price International  Price International Price Natural      Rowe Price
                                                                      Equity          Bond          Resources    Small Company Value
                                                                  ------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                         $ 144,843      $ 10,924     $ 16,183         $ 45,546
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees
     (Note 6)                                                             (72,972)      (23,853)     (10,743)         (67,834)
                                                                  ------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                               71,871       (12,929)       5,440          (22,288)
                                                                  ------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                 16,249,483     1,400,266    2,075,117       27,473,861
   Cost of Securities Sold                                             15,867,621     1,352,568    2,290,446       29,153,608

                                                                  ------------------------------------------------------------
       Net Gain (Loss)                                                    381,862        47,698     (215,329)      (1,679,747)
   Capital Gain Distributions Received                                    235,661        25,741       97,992           49,329
                                                                  ------------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                  617,523        73,439     (117,337)      (1,630,418)
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                   (361,853)      (43,366)    (179,631)          31,493
   End of Period                                                          380,041       365,430     (243,095)         629,718
                                                                  ------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                741,894       408,796      (63,464)         598,225
                                                                  ------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $ 1,431,288     $ 469,306   $ (175,361)    $ (1,054,481)
                                                                  ============================================================


------------------------------------------------------------------------------------------------------------------------------


                                                                  AST - Founders                  AST - PIMCO    AST - PIMCO
                                                                      Capital     AST - Founders  Total Return   Limited Maturity
                                                                   Appreciation     Passport        Bond           Bond
                                                                  ------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                               $ -       $ 5,647    $ 848,794        $ 290,678
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6) (42,426)      (17,716)    (144,275)         (42,164)
                                                                  ------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                              (42,426)      (12,069)     704,519          248,514
                                                                  ------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                 48,032,647     2,786,892    9,737,543        2,556,997
   Cost of Securities Sold                                             48,247,305     2,572,966    8,900,293        2,541,545

                                                                  ------------------------------------------------------------
       Net Gain (Loss)                                                   (214,658)      213,926      837,250           15,452
   Capital Gain Distributions Received                                    330,938             -      396,756                -
                                                                  ------------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                  116,280       213,926    1,234,006           15,452
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                     98,194       (11,102)   1,346,352          149,212
   End of Period                                                          897,048        37,123    1,212,951          199,533
                                                                  ------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                798,854        48,225     (133,401)          50,321
                                                                  ------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $ 872,708     $ 250,082  $ 1,805,124        $ 314,287
                                                                  ============================================================


------------------------------------------------------------------------------------------------------------------------------


                                                                                                                   AST
                                                                   AST - INVESCO  AST - Oppenheimer  AST - Janus   Twentieth Century
                                                              Equity Income    Large-Cap Growth  Overseas Growth  Strategic Balanced
                                                                  ------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                          $ 90,922           $ -     $ 15,156            $ 413
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6) (33,090)      (17,124)     (40,492)            (988)
                                                                  ------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                               57,832       (17,124)     (25,336)            (575)
                                                                  ------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                  5,812,598     6,154,831   14,091,928          286,656
   Cost of Securities Sold                                              5,449,103     6,204,533   13,642,507          277,864

                                                                  ------------------------------------------------------------
       Net Gain (Loss)                                                    363,495       (49,702)     449,421            8,792
   Capital Gain Distributions Received                                    229,857             -            -                -
                                                                  ------------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                  593,352       (49,702)     449,421            8,792
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                    308,395      (222,391)     (12,838)           1,173
   End of Period                                                          316,733       542,070      424,425           29,071
                                                                  ------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                  8,338       764,461      437,263           27,898
                                                                  ------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $ 659,522     $ 697,635    $ 861,348         $ 36,115
                                                                  ============================================================


------------------------------------------------------------------------------------------------------------------------------


                                                                                                AST - Stein Roe   AST - Cohen &
                                                                        AST                         Venture      Steers Realty
                                                               Twentieth Century   AST - Marsico  Jan. 2* thru     Jan. 5* thru
                                                             International Growth  Capital Growth  Dec. 31, 1998  Dec. 31, 1998
                                                                  ------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                           $ 1,284          $ 89          $ -              $ -
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees
     (Note 6)                                                              (6,915)      (26,704)        (152)          (4,485)
                                                                  ------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                               (5,631)      (26,615)        (152)          (4,485)
                                                                  ------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                    900,475     7,010,545       30,845        1,002,722
   Cost of Securities Sold                                                812,907     6,869,110       31,533        1,094,864

                                                                  ------------------------------------------------------------
       Net Gain (Loss)                                                     87,568       141,435         (688)         (92,142)
   Capital Gain Distributions Received                                          -             -            -                -
                                                                  ------------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                   87,568       141,435         (688)         (92,142)
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                     19,877           306            -                -
   End of Period                                                           68,346     1,080,721          525          (51,637)
                                                                  ------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                 48,469     1,080,415          525          (51,637)
                                                                  ------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $ 130,406   $ 1,195,235       $ (315)      $ (148,264)
                                                                  ============================================================

                                                                  AST - Bankers Trust           LAT - Equity
                                                                   Enhanced 500    Montgomery      Value
                                                                   Jan. 2* thru     Emerging    July 7* thru
                                                                   Dec. 31, 1998     Markets    Dec. 31, 1998
                                                                  -------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                               $ -       $ 2,794         $ 80
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees
     (Note 6)                                                              (9,081)      (15,281)         (46)
                                                                  -------------------------------------------
NET INVESTMENT INCOME (LOSS)                                               (9,081)      (12,487)          34
                                                                  -------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                 11,259,173     3,177,180          420
   Cost of Securities Sold                                             11,041,962     4,414,868          491

                                                                  -------------------------------------------
       Net Gain (Loss)                                                    217,211    (1,237,688)         (71)
   Capital Gain Distributions Received                                          -             -            -
                                                                  -------------------------------------------

NET REALIZED GAIN (LOSS)                                                  217,211    (1,237,688)         (71)
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                          -      (417,274)           -
   End of Period                                                           93,846      (327,284)         248
                                                                  -------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                 93,846        89,990          248
                                                                  -------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $ 301,976  $ (1,160,185)       $ 211
                                                                  ===========================================


--------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 2
STATEMENTS OF CHANGES IN NET ASSETS




                                                        Class 2 Sub-account Investing
                                                        In:
                                                                                                      NBAMT
                                                                     Total                          Partners
                                                                     -----                          --------
                                                           Year Ended      Year Ended      Year Ended      Year Ended
                                                         Dec. 31, 1998    Dec. 31, 1997   Dec. 31, 1998   Dec. 31, 1997
                                                         -------------    -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                           $  2,601,440    $  1,506,984    $   (19,027)    $    (40,008)
     Net Realized Gain (Loss)
                                                              15,489,521      16,473,737      1,168,073        1,291,012
     Net Unrealized Gain (Loss) On Investments
                                                              11,790,820         903,349       (783,338)         644,632
                                                              ----------         -------       --------          -------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations
                                                              29,881,781      18,884,070        365,708        1,895,636
                                                              ----------      ----------         -------       ---------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits
                                                              63,316,106      52,903,672         661,325       2,057,624
     Net Transfers Between Sub-accounts
                                                                       -               -      (3,328,028)        285,130
     Surrenders
                                                             (34,247,267)    (22,396,198)     (1,274,622)       (950,409)
                                                             -----------     -----------      ----------        --------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions
                                                              29,068,839      30,507,474     (3,941,325)       1,392,345
                                                              ----------      ----------     ----------        ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS
                                                              58,950,620      49,391,544     (3,575,617)       3,287,981
                                                              ----------      ----------     ----------        ---------

NET ASSETS:
     Beginning of Period
                                                             175,681,977     126,290,433       9,894,101       6,606,120
                                                             -----------     -----------       ---------       ---------
     End of Period                                         $ 234,632,597    $175,681,977    $  6,318,484    $  9,894,101
                                                           =============    ============    ============    ============






See Notes to Financial Statements.

* Date Operations Commenced.


                                                        Class 2 Sub-account Investing
                                                        In:
                                                                      AAF                              AAF
                                                              Small Capitalization                   Growth
                                                              --------------------                   ------
                                                           Year Ended      Year Ended      Year Ended      Year Ended
                                                         Dec. 31, 1998    Dec. 31, 1997   Dec. 31, 1998   Dec. 31, 1997
                                                         -------------    -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                          $     (45,981)    $   (52,532)    $   (36,405)    $   (38,491)
     Net Realized Gain (Loss)
                                                               2,016,666         817,405       1,964,077       1,851,996
     Net Unrealized Gain (Loss) On Investments
                                                                 296,139         416,184       1,463,373       (174,354)
                                                                 -------         -------       ---------       --------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations
                                                               2,266,824       1,181,057       3,391,045       1,639,151
                                                               ---------       ---------       ---------       ---------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits
                                                                 585,639       1,084,223         576,001         730,296
     Net Transfers Between Sub-accounts
                                                                  50,840        (930,062)      1,381,808      (3,352,322)
     Surrenders
                                                              (1,391,449)       (746,941)     (1,133,737)     (1,181,931)
                                                              ----------        --------      ----------      ----------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions
                                                                (754,970)       (592,780)         824,072     (3,803,957)
                                                                --------        --------          -------     ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS
                                                               1,511,854         588,277       4,215,117      (2,164,806)
                                                               ---------         -------       ---------      ----------

NET ASSETS:
     Beginning of Period
                                                               7,370,704       6,782,427       6,709,614       8,874,420
                                                               ---------       ---------       ---------       ---------
     End of Period                                          $  8,882,558    $  7,370,704    $ 10,924,731    $  6,709,614
                                                            ============    ============    ============    ============


                                                        Class 2 Sub-account Investing
                                                        In:
                                                                  AAF - MidCap                    AST - Putnam
                                                                     Growth                   International Equity
                                                                     ------                   --------------------
                                                           Year Ended      Year Ended      Year Ended      Year Ended
                                                         Dec. 31, 1998    Dec. 31, 1997   Dec. 31, 1998   Dec. 31, 1997
                                                         -------------    -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                          $     (37,767)    $   (35,821)    $   171,651     $    28,390
     Net Realized Gain (Loss)
                                                                 641,837         839,322       1,115,847         964,258
     Net Unrealized Gain (Loss) On Investments
                                                               1,073,922            (310)        106,915        (170,560)
                                                               ---------            ----         -------        --------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations
                                                               1,677,992         803,191       1,394,413         822,088
                                                               ---------         -------       ---------         -------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits
                                                                 695,388         537,969       1,078,621         924,997
     Net Transfers Between Sub-accounts
                                                               1,644,532       (586,212)         362,854         835,499
     Surrenders
                                                                (941,435)       (492,523)     (1,368,381)       (724,228)
                                                                --------        --------      ----------        --------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions
                                                               1,398,485       (540,766)          73,094       1,036,268
                                                               ---------       --------           ------       ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS
                                                               3,076,477         262,425       1,467,507       1,858,356
                                                               ---------         -------       ---------       ---------

NET ASSETS:
     Beginning of Period
                                                               5,445,132       5,182,707       6,864,476       5,006,120
                                                               ---------       ---------       ---------       ---------
     End of Period                                          $  8,521,609    $  5,445,132    $  8,331,983    $  6,864,476
                                                            ============    ============    ============    ============



                                                        Class 2 Sub-account Investing
                                                        In:
                                                                  AST - Putnam                 AST - Putnam Value
                                                                    Balanced                     Growth & Income
                                                                    --------                     ---------------
                                                           Year Ended      Year Ended      Year Ended     Jan. 3* thru
                                                         Dec. 31, 1998    Dec. 31, 1997   Dec. 31, 1998   Dec. 31, 1997
                                                         -------------    -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                            $    57,623      $   40,304      $   (3,646)    $    (3,051)
     Net Realized Gain (Loss)
                                                                 253,125         315,094          40,965          29,311
     Net Unrealized Gain (Loss) On Investments
                                                                  89,059         116,627         113,364          (4,191)
                                                                  ------         -------         -------          ------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations
                                                                 399,807         472,025         150,683          22,069
                                                                 -------         -------         -------          ------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits
                                                                 596,544         599,659         662,558         401,636
     Net Transfers Between Sub-accounts
                                                                 (83,441)       (107,503)        167,232         919,151
     Surrenders
                                                                (312,800)       (143,877)       (104,225)        (73,833)
                                                                --------        --------        --------         -------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions
                                                                 200,303         348,279         725,565       1,249,954
                                                                 -------         -------         -------       ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS
                                                                 600,110         820,304         876,248       1,269,023
                                                                 -------   0      -------         -------       ---------

NET ASSETS:
     Beginning of Period
                                                               3,294,357       2,474,053       1,269,023               -
                                                               ---------       ---------       ---------
     End of Period                                          $  3,894,467    $  3,294,357    $  2,145,271    $  1,269,023
                                                            ============    ============    ============    ============



                                                        Class 2 Sub-account Investing
                                                        In:
                                                               AST - Lord Abbett        AST - Lord Abbett
                                                                Growth & Income          Small Cap Value
                                                                ---------------          ---------------
                                                           Year Ended      Year Ended    Jan. 12,* thru
                                                         Dec. 31, 1998    Dec. 31, 1997   Dec. 31, 1998
                                                         -------------    -------------   -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                            $    76,212      $   29,626      $   (2,996)
     Net Realized Gain (Loss)
                                                               1,523,850       1,909,152        (127,578)
     Net Unrealized Gain (Loss) On Investments
                                                                 (88,875)        189,339          33,152
                                                                 -------         -------          ------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations
                                                               1,511,187       2,128,117         (97,422)
                                                               ---------       ---------         -------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits
                                                               2,254,388       2,345,707         607,721
     Net Transfers Between Sub-accounts
                                                                (787,597)       (386,440)        184,727
     Surrenders
                                                              (2,127,813)     (1,185,778)        (47,346)
                                                              ----------      ----------         -------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions
                                                                (661,022)        773,489         745,102
                                                                --------         -------         -------

TOTAL INCREASE (DECREASE) IN NET ASSETS
                                                                 850,165       2,901,606         647,680
                                                                 -------       ---------         -------

NET ASSETS:
     Beginning of Period
                                                              13,188,412      10,286,806               -
                                                              ----------      ----------
     End of Period                                         $  14,038,577    $ 13,188,412     $   647,680

                                                           =============    ============     ===========


                                                        Class 2 Sub-account Investing
                                                        In:
                                                                      AST                              AST
                                                                 JanCap Growth                    Money Market
                                                                 -------------                    ------------
                                                           Year Ended      Year Ended      Year Ended      Year Ended
                                                         Dec. 31, 1998    Dec. 31, 1997   Dec. 31, 1998   Dec. 31, 1997
                                                         -------------    -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                           $    (78,117)    $   (68,088)   $  1,089,780     $   794,935
     Net Realized Gain (Loss)
                                                               5,145,971       2,618,331           1,286           2,866
     Net Unrealized Gain (Loss) On Investments
                                                               5,047,457         138,203               -               -
                                                               ---------         -------       ---------        --------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations
                                                              10,115,311       2,688,446       1,091,066         797,801
                                                              ----------       ---------       ---------         -------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits
                                                               2,330,524       2,594,871      28,662,675      21,372,766
     Net Transfers Between Sub-accounts
                                                               5,283,194         952,511     (20,854,826)    (13,077,432)
     Surrenders
                                                              (2,711,778)     (1,644,835)     (5,207,781)     (5,840,809)
                                                              ----------      ----------      ----------      ----------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions
                                                               4,901,940       1,902,547       2,600,068       2,454,525
                                                               ---------       ---------       ---------       ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS
                                                              15,017,251       4,590,993       3,691,134       3,252,326
                                                              ----------       ---------       ---------       ---------

NET ASSETS:
     Beginning of Period
                                                              14,121,106       9,530,113      17,656,028      14,403,702
                                                              ----------       ---------      ----------      ----------
     End of Period                                         $  29,138,357    $ 14,121,106    $ 21,347,162    $ 17,656,028
                                                           =============    ============    ============    ============



                                                        Class 2 Sub-account Investing
                                                        In:
                                                            AST - Neuberger & Berman        AST - Neuberger & Berman
                                                                  Midcap Value                    Midcap Growth
                                                                  ------------                    -------------
                                                           Year Ended      Year Ended      Year Ended      Year Ended
                                                         Dec. 31, 1998    Dec. 31, 1997   Dec. 31, 1998   Dec. 31, 1997
                                                         -------------    -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                            $    67,913      $   36,613     $   (12,286)    $   (12,028)
     Net Realized Gain (Loss)
                                                                 347,457         192,594         286,230         267,067
     Net Unrealized Gain (Loss) On Investments
                                                                (287,543)        268,586         215,893          37,544
                                                                --------         -------         -------          ------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations
                                                                 127,827         497,793         489,837         292,583
                                                                 -------         -------         -------         -------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits
                                                               1,023,396         194,629         239,202         485,801
     Net Transfers Between Sub-accounts
                                                              (1,612,504)      2,534,749        (225,293)       (220,302)
     Surrenders
                                                                (331,879)       (359,558)       (349,405)       (274,483)
                                                                --------        --------        --------        --------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions
                                                                (920,987)       2,369,820       (335,496)         (8,984)
                                                                --------        ---------       --------          ------

TOTAL INCREASE (DECREASE) IN NET ASSETS
                                                                (793,160)       2,867,613        154,341         283,599
                                                                --------        ---------        -------         -------

NET ASSETS:
     Beginning of Period
                                                               4,192,108       1,324,495       1,709,031       1,425,432
                                                               ---------       ---------       ---------       ---------
     End of Period                                          $  3,398,948    $  4,192,108    $  1,863,372    $  1,709,031
                                                            ============    ============    ============    ============



                                                        Class 2 Sub-account Investing
                                                        In:
                                                                AST - Federated                AST - T. Rowe Price
                                                                   High Yield                   Asset Allocation
                                                                   ----------                   ----------------
                                                           Year Ended      Year Ended      Year Ended      Year Ended
                                                         Dec. 31, 1998    Dec. 31, 1997   Dec. 31, 1998   Dec. 31, 1997
                                                         --------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                            $   452,001     $   239,526      $   25,473     $    10,140
     Net Realized Gain (Loss)
                                                                 334,878         347,894         136,478         109,793
     Net Unrealized Gain (Loss) On Investments
                                                                (618,497)        269,947         180,533          81,496
                                                                --------         -------         -------          ------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations
                                                                 168,382         857,367         342,484         201,429
                                                                 -------         -------         -------         -------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits
                                                               1,979,284       1,611,067         506,707         494,217
     Net Transfers Between Sub-accounts
                                                                 421,366       1,763,497         344,230          21,376
     Surrenders
                                                              (1,953,775)     (1,202,459)       (233,125)       (259,824)
                                                              ----------      ----------        --------        --------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions
                                                                 446,875       2,172,105         617,812         255,769
                                                                 -------       ---------         -------         -------

TOTAL INCREASE (DECREASE) IN NET ASSETS
                                                                 615,257       3,029,472         960,296         457,198
                                                                 -------       ---------         -------         -------

NET ASSETS:
     Beginning of Period
                                                               8,557,630       5,528,158       1,567,728       1,110,530
                                                               ---------       ---------       ---------       ---------
     End of Period                                          $  9,172,887    $  8,557,630    $  2,528,024    $  1,567,728
                                                            ============    ============    ============    ============



                                                        Class 2 Sub-account Investing
                                                        In:
                                                              AST - T. Rowe Price              AST - T. Rowe Price
                                                              International Equity             International Bond
                                                              ---------------------------------------------------
                                                           Year Ended      Year Ended      Year Ended      Year Ended
                                                         Dec. 31, 1998    Dec. 31, 1997   Dec. 31, 1998   Dec. 31, 1997
                                                         --------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                            $    71,871     $   (32,956)    $   (12,929)    $    15,438
     Net Realized Gain (Loss)
                                                                 617,523       1,046,464          73,439          36,962
     Net Unrealized Gain (Loss) On Investments
                                                                 741,894       (803,556)         408,796        (144,943)
                                                                 -------       --------          -------        --------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations
                                                               1,431,288         209,952         469,306        (92,543)
                                                               ---------         -------         -------        -------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits
                                                               1,310,863       2,478,049         672,041         605,183
     Net Transfers Between Sub-accounts
                                                              (3,351,455)     (1,473,143)        596,456         188,712
     Surrenders
                                                              (2,248,526)     (1,197,011)       (499,821)       (236,642)
                                                              ----------      ----------        --------        --------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions
                                                              (4,289,118)       (192,105)        768,676         557,253
                                                              ----------        --------         -------         -------

TOTAL INCREASE (DECREASE) IN NET ASSETS
                                                              (2,857,830)         17,847       1,237,982         464,710
                                                              ----------          ------       ---------         -------

NET ASSETS:
     Beginning of Period
                                                              11,354,381      11,336,534       2,833,206       2,368,496
                                                              ----------      ----------       ---------       ---------
     End of Period                                          $  8,496,551    $ 11,354,381    $  4,071,188    $  2,833,206
                                                            ============    ============    ============    ============



                                                        Class 2 Sub-account Investing
                                                        In:
                                                              AST - T. Rowe Price              AST - T. Rowe Price
                                                               Natural Resources               Small Company Value
                                                               ---------------------------------------------------
                                                           Year Ended      Year Ended      Year Ended     Jan. 3* Thru
                                                         Dec. 31, 1998    Dec. 31, 1997   Dec. 31, 1998   Dec. 31, 1997
                                                         --------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                            $     5,440      $   (7,819)    $   (22,288)    $   (35,625)
     Net Realized Gain (Loss)
                                                                (117,337)        358,620      (1,630,418)      1,187,117
     Net Unrealized Gain (Loss) On Investments
                                                                 (63,464)       (245,089)        598,225          31,493
                                                                 -------        --------         -------          ------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations
                                                                (175,361)        105,712      (1,054,481)      1,182,985
                                                                --------         -------      ----------       ---------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits
                                                                 161,214         574,752       2,456,038       2,404,108
     Net Transfers Between Sub-accounts
                                                                  43,125       (537,542)         753,168       6,606,923
     Surrenders
                                                                (302,300)       (463,651)     (1,846,266)       (330,005)
                                                                --------        --------      ----------        --------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions
                                                                 (97,961)      (426,441)       1,362,940       8,681,026
                                                                 -------       --------        ---------       ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS
                                                                (273,322)       (320,729)        308,459       9,864,011
                                                                --------        --------         -------       ---------

NET ASSETS:
     Beginning of Period
                                                               1,686,259       2,006,988       9,864,011               -
                                                               ---------       ---------       ---------
     End of Period                                          $  1,412,937    $  1,686,259    $ 10,172,470    $  9,864,011
                                                            ============    ============    ============    ============



                                                        Class 2 Sub-account Investing
                                                        In:
                                                             AST - Founders Capital              AST - Founders
                                                                  Appreciation                      Passport
                                                                  ------------------------------------------
                                                           Year Ended      Year Ended      Year Ended      Year Ended
                                                         Dec. 31, 1998    Dec. 31, 1997   Dec. 31, 1998   Dec. 31, 1997
                                                         --------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                           $    (42,426)    $   (44,392)    $   (12,069)    $    (4,282)
     Net Realized Gain (Loss)
                                                                 116,280         543,003         213,926         110,192
     Net Unrealized Gain (Loss) On Investments
                                                                 798,854            (151)         48,225         (56,845)
                                                                 -------            ----          ------         -------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations
                                                                 872,708         498,460         250,082          49,065
                                                                 -------         -------         -------          ------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits
                                                               1,195,069       1,826,058         506,897         529,243
     Net Transfers Between Sub-accounts
                                                               1,359,614         579,800         263,102        (871,533)
     Surrenders
                                                              (1,293,951)       (429,568)       (428,869)       (541,964)
                                                              ----------        --------        --------        --------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions
                                                               1,260,732       1,976,290         341,130        (884,254)
                                                               ---------       ---------         -------        --------

TOTAL INCREASE (DECREASE) IN NET ASSETS
                                                               2,133,440       2,474,750         591,212        (835,189)
                                                               ---------       ---------         -------        --------

NET ASSETS:
     Beginning of Period
                                                               7,015,937       4,541,187       2,364,053       3,199,242
                                                               ---------       ---------       ---------       ---------
     End of Period                                          $  9,149,377    $  7,015,937    $  2,955,265    $  2,364,053
                                                            ============    ============    ============    ============



                                                        Class 2 Sub-account Investing
                                                        In:
                                                                  AST - PIMCO                      AST - PIMCO
                                                               Total Return Bond              Limited Maturity Bond
                                                               ----------------------------------------------------
                                                           Year Ended      Year Ended      Year Ended      Year Ended
                                                         Dec. 31, 1998    Dec. 31, 1997   Dec. 31, 1998   Dec. 31, 1997
                                                         --------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                            $   704,519     $   476,825     $   248,514     $   211,398
     Net Realized Gain (Loss)
                                                               1,234,006         (41,223)         15,452          97,392
     Net Unrealized Gain (Loss) On Investments
                                                                (133,401)      1,031,082          50,321          26,198
                                                                --------       ---------          ------          ------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations
                                                               1,805,124       1,466,684         314,287         334,988
                                                               ---------       ---------         -------         -------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits
                                                               4,803,347       4,076,125       2,061,947         979,360
     Net Transfers Between Sub-accounts
                                                               1,786,012       1,417,398         208,211         212,275
     Surrenders
                                                              (4,228,468)     (1,649,270)       (830,225)       (711,287)
                                                              ----------      ----------        --------        --------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions
                                                               2,360,891       3,844,253       1,439,933         480,348
                                                               ---------       ---------       ---------         -------

TOTAL INCREASE (DECREASE) IN NET ASSETS
                                                               4,166,015       5,310,937       1,754,220         815,336
                                                               ---------       ---------       ---------         -------

NET ASSETS:
     Beginning of Period
                                                              19,266,869      13,955,932       5,366,099       4,550,763
                                                              ----------      ----------       ---------       ---------
     End of Period                                         $  23,432,884    $ 19,266,869    $  7,120,319    $  5,366,099
                                                           =============    ============    ============    ============



                                                        Class 2 Sub-account Investing
                                                        In:
                                                                 AST - INVESCO                  AST - Oppenheimer
                                                                 Equity Income                  Large-Cap Growth
                                                                 -----------------------------------------------
                                                           Year Ended      Year Ended      Year Ended      Year Ended
                                                         Dec. 31, 1998    Dec. 31, 1997   Dec. 31, 1998   Dec. 31, 1997
                                                         --------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                            $    57,832      $   40,126     $   (17,124)    $   (13,676)
     Net Realized Gain (Loss)
                                                                 593,352         947,802        (49,702)         268,725
     Net Unrealized Gain (Loss) On Investments
                                                                   8,338         (87,484)        764,461        (244,350)
                                                                   -----         -------         -------        --------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations
                                                                 659,522         900,444         697,635          10,699
                                                                 -------         -------         -------          ------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits
                                                                 595,782         850,773         318,922         641,767
     Net Transfers Between Sub-accounts
                                                                 714,907         110,432         (67,002)        864,635
     Surrenders
                                                                (735,890)       (888,297)       (380,798)       (342,816)
                                                                --------        --------        --------        --------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions
                                                                 574,799          72,908       (128,878)       1,163,586
                                                                 -------          ------       --------        ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS
                                                               1,234,321         973,352         568,757       1,174,285
                                                               ---------         -------         -------       ---------

NET ASSETS:
     Beginning of Period
                                                               5,055,773       4,082,421       2,483,278       1,308,993
                                                               ---------       ---------       ---------       ---------
     End of Period                                          $  6,290,094    $  5,055,773    $  3,052,035    $  2,483,278
                                                            ============    ============    ============    ============



                                                        Class 2 Sub-account Investing
                                                        In:
                                                                  AST - Janus               AST - Twentieth Century
                                                                Overseas Growth                Strategic Balanced
                                                                -------------------------------------------------
                                                           Year Ended     Jan. 3* Thru     Year Ended     Jan. 3* Thru
                                                         Dec. 31, 1998    Dec. 31, 1997   Dec. 31, 1998   Dec. 31, 1997
                                                         --------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                           $    (25,336)     $   (9,899)      $    (575)     $     (139)
     Net Realized Gain (Loss)
                                                                 449,421         158,404           8,792           2,516
     Net Unrealized Gain (Loss) On Investments
                                                                 437,263         (12,838)         27,898           1,173
                                                                 -------         -------          ------           -----

     Net Increase (Decrease) In Net Assets Resulting
        From Operations
                                                                 861,348         135,667          36,115           3,550
                                                                 -------         -------          ------           -----

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits
                                                               2,652,008         977,707         136,812          32,621
     Net Transfers Between Sub-accounts
                                                               4,160,218       1,824,203          87,605           5,764
     Surrenders
                                                                (528,659)       (160,143)           (661)            (76)
                                                                --------        --------            ----             ---

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions
                                                               6,283,567       2,641,767         223,756          38,309
                                                               ---------       ---------         -------          ------

TOTAL INCREASE (DECREASE) IN NET ASSETS
                                                               7,144,915       2,777,434         259,871          41,859
                                                               ---------       ---------         -------          ------

NET ASSETS:
     Beginning of Period
                                                               2,777,434               -          41,859               -
                                                               ---------                          ------
     End of Period                                          $  9,922,349    $  2,777,434     $   301,730     $    41,859
                                                            ============    ============     ===========     ===========



                                                        Class 2 Sub-account Investing
                                                        In:
                                                            AST - Twentieth Century       AST - Marsico
                                                              International Growth       Capital Growth
                                                              -----------------------------------------
                                                           Year Ended     Jan. 3* Thru     Year Ended     Dec. 22* Thru
                                                         Dec. 31, 1998    Dec. 31, 1997   Dec. 31, 1998   Dec. 31, 1997
                                                         --------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                            $    (5,631)     $   (2,907)    $   (26,615)     $      (16)
     Net Realized Gain (Loss)
                                                                  87,568          45,006         141,435               -
     Net Unrealized Gain (Loss) On Investments
                                                                  48,469          19,877       1,080,415             306
                                                                  ------          ------       ---------             ---

     Net Increase (Decrease) In Net Assets Resulting
        From Operations
                                                                 130,406          61,976       1,195,235             290
                                                                 -------          ------       ---------             ---

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits
                                                                 377,389         222,733       2,354,874         130,008
     Net Transfers Between Sub-accounts
                                                                 567,929         300,332       7,364,349               -
     Surrenders
                                                                (149,007)        (84,679)       (611,885)               -
                                                                --------         -------        --------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions
                                                                 796,311         438,386       9,107,338         130,008
                                                                 -------         -------       ---------         -------

TOTAL INCREASE (DECREASE) IN NET ASSETS
                                                                 926,717         500,362      10,302,573         130,298
                                                                 -------         -------      ----------         -------

NET ASSETS:
     Beginning of Period
                                                                 500,362               -         130,298               -
                                                                 -------                         -------
     End of Period                                          $  1,427,079     $   500,362    $ 10,432,871     $   130,298
                                                            ============     ===========    ============     ===========



                                                        Class 2 Sub-account Investing
                                                        In:
                                                        AST - Stein Roe   AST - Cohen &    AST - Bankers Trust
                                                                             Steers
                                                            Venture          Realty       Enhanced 500
                                                            ------------------------------------------
                                                          Jan. 2* thru    Jan. 5* thru    Jan. 2* thru
                                                         Dec. 31, 1998    Dec. 31, 1998   Dec. 31, 1998
                                                         ----------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                             $     (152)     $   (4,485)      $   (9,081)
     Net Realized Gain (Loss)
                                                                    (688)        (92,142)         217,211
     Net Unrealized Gain (Loss) On Investments
                                                                     525         (51,637)          93,846
                                                                     ---         -------           ------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations
                                                                    (315)       (148,264)        301,976
                                                                    ----        --------         -------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits
                                                                   3,602         601,049         305,988
     Net Transfers Between Sub-accounts
                                                                  54,623         323,299       2,315,638
     Surrenders
                                                                    (189)        (10,918)       (101,100)
                                                                    ----         -------        --------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions
                                                                  58,036         913,430       2,520,526
                                                                  ------         -------       ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS
                                                                  57,721         765,166       2,822,502
                                                                  ------         -------       ---------

NET ASSETS:
     Beginning of Period
                                                                       -               -               -
                                                                       ---------------------------------
     End of Period                                           $    57,721     $   765,166    $  2,822,502
                                                             ===========     ===========    ============



                                                        Class 2 Sub-account Investing
                                                        In:
                                                              Montgomery Emerging          LAT Equity
                                                                    Markets                   Value
                                                                    -------------------------------
                                                           Year Ended      Year Ended     July 7* thru
                                                         Dec. 31, 1998    Dec. 31, 1997   Dec. 31, 1998
                                                         ----------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                           $    (12,487)    $   (14,607)      $      34
     Net Realized Gain (Loss)
                                                              (1,237,688)        156,662             (71)
     Net Unrealized Gain (Loss) On Investments
                                                                  89,990        (424,667)            248
                                                                  ------        --------             ---

     Net Increase (Decrease) In Net Assets Resulting
        From Operations
                                                              (1,160,185)       (282,612)            211
                                                              ----------        --------             ---

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits
                                                                 324,428       1,139,723          17,863
     Net Transfers Between Sub-accounts
                                                                (129,499)      2,120,104             606
     Surrenders
                                                                (560,119)       (279,301)            (64)
                                                                --------        --------             ---

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions
                                                                (365,190)      2,980,526          18,405
                                                                --------       ---------          ------

TOTAL INCREASE (DECREASE) IN NET ASSETS
                                                              (1,525,375)      2,697,914          18,616
                                                              ----------       ---------          ------

NET ASSETS:
     Beginning of Period
                                                               3,102,708         404,794               -
                                                               ---------         -------
     End of Period                                          $  1,577,333    $  3,102,708      $   18,616
                                                            ============    ============      ==========



American Skandia Life Assurance Corporation
Variable Account B - Class 2


Notes to Financial Statements
December 31, 1998
--------------------------------------------------------------------------------

1.   ORGANIZATION

American Skandia Life Assurance Corporation Variable Account B - Class 2 (the "Account") is a separate investment account of American Skandia Life Assurance Corporation ("American Skandia" or "Company"). The Account is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust. The Account commenced operations December 16, 1993.

As of December 31, 1998, the Account consisted of thirty-four sub-accounts. These financial statements report on funds offered in the Advisors Choice Annuity, Advisors Select Annuity, Advisors Design Annuity, Advisors Choice2000 Annuity, the Advisors Select2000 Annuity and the Advisors Design2000 Annuity. Each of these sub-accounts invests only in a single corresponding portfolio of either Neuberger Berman Advisers Management Trust, The Alger American Fund, American Skandia Trust, Montgomery Variable Series, or Life & Annuity Trust (the "Trusts"). Neuberger Berman Management, Incorporated is the advisor for the Neuberger Berman Advisers Management Trust. Fred Alger Management, Inc. is the advisor for The Alger American Fund. American Skandia Investment Services Incorporated is the investment manager for the American Skandia Trust, while Putnam Investment Management, Inc., Lord, Abbett & Co., Janus Capital
Corporation, J.P. Morgan Investment Management, Inc., Neuberger Berman Management Incorporated, Federated Investment Counseling, T. Rowe Price
Associates Inc., Rowe Price-Fleming International, Inc., Founders Asset Management LLC, Pacific Investment Management Company, INVESCO Funds Group, Inc., OppenheimerFunds, Inc., American Century Investment Management, Inc., Marsico Capital Management, LLC, Stein Roe & Farnham Inc., Cohen & Steers Capital Management, Inc. and Bankers Trust Company, are the sub-advisors. Montgomery Asset Management, L.P. is the investment advisor for the Montgomery Variable Series. Wells Fargo Bank N.A. is the investment manager for the Life & Annuity Trust. The investment advisors are paid fees for their services by the respective Trusts. These products are marketed by American Skandia Marketing Inc., an affiliate.

The following four sub-accounts became available for operations on January 2, 1998: the Lord Abbett Small Cap Value, the Stein Roe Venture, the Cohen & Steers Realty, and the Bankers Trust Enhanced 500. The Life & Annuity Trust Equity Value Fund became available for operations on May 1, 1998.

2.   VALUATION OF INVESTMENTS

The market value of the investments in the sub-accounts is based on the net asset values of the Trust shares held at the end of the current period. Transactions are accounted for on the trade date and dividend income is recognized on an accrual basis. Realized gains and losses on sales of investments are determined on a first-in first-out basis.

American Skandia Life Assurance Corporation
Variable Account B - Class 2

Notes to Financial Statements

--------------------------------------------------------------------------------

3.   ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.   INCOME TAXES

American Skandia does not expect to incur any federal income tax liability on earnings, or realized capital gains attributable to the Account, therefore, no charges for federal income taxes are currently deducted from the Account. If American Skandia incurs income taxes attributable to the Account, or determines that such taxes will be incurred, it may make a charge for such taxes against the Account.

Under current laws, American Skandia may incur state and local income taxes (in addition to premium tax) in several states. The Company does not anticipate that these will be significant. However, American Skandia may make charges to the Account in the event that the amount of these taxes change.


5.   DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Internal Revenue Code provides that a variable annuity contract, in order to qualify as an annuity, must have an "adequately diversified" segregated asset account (including investments in a mutual fund by the segregated asset account of the insurance companies). If the diversification requirements under the Internal Revenue Code are not met and the annuity is not treated as an annuity, the taxpayer will be subject to income tax on the annual gain in the contract. The Treasury Department's regulations prescribe the diversification requirements for variable annuity contracts. We believe the underlying mutual fund portfolios complied with the terms of these regulations.


6.   CONTRACT CHARGES

The following contract charges are paid to American Skandia which provides administrative services to the Account:

Mortality and Expense Risk Charges - Charged daily against the Account at an annual rate of .50% of the net assets.

Administrative Fees - Charged daily against the Account at an annual rate of .15% of the net assets.

Maintenance Fee - A maintenance fee equaling the lesser of $35 or 2% may be assessed against the year end Account Value. This fee may be waived for cumulative premium greater than $50,000.

Note: Prior to July 1, 1994, total annual expenses for the Account were 1.90%, including an investment allocation service charge of 1.00% and 0.90% for the combination of Mortality and Expense Risk Charges and Administrative Fees. Effective July 1, 1994, we ceased deducting the investment allocation service charge; total annual expenses were then 0.90%. Effective May 1, 1998, the combination of Mortality and Expense Risk Charges and Administrative Fees was further reduced to 0.65%.

American Skandia Life Assurance Corporation
Variable Account B - Class 2

Notes to Financial Statements

--------------------------------------------------------------------------------

7.  YEAR 2000 COMPLIANCE (UNAUDITED)

The Company is continuing its ongoing assessment of the potential impact of the year 2000 issue on various aspects of its business. The Company's computer support is provided by its affiliate, American Skandia Information Services and Technology Corporation, which also provides such support for the Company's affiliated broker-dealer, American Skandia Marketing, Incorporated, and the Company's affiliated investment advisory firm, American Skandia Investment Services, Incorporated. Because of the nature of the Company's business, any assessment of the potential impact of the year 2000 issues on the Company must be an assessment of the potential impact of these issues on all these companies, which are referred to below as "American Skandia".

Business Partners

Management believes the Company is most vulnerable in its interfaces with computer systems of investment managers, sub-advisors, third party administrators, vendors and other business partners. The inability to properly recognize date sensitive electronic information and transfer data between systems could cause errors or even a complete systems failure which would result in a temporary inability to process transactions correctly or engage in normal business activities.

The American Skandia deferred annuity operational business partners report that all critical interfaces are Year 2000 compliant. All investment managers and sub-advisors are required by the Securities and Exchange Commission to publicly disclose their Year 2000 status in December 1998 and June 1999.

American Skandia has initiated formal communications with parties that provide third party administration, record keeping and trust services in connection with its life insurance and qualified retirement plan annuities business. Management has already received several written assurances that these firms will be Year 2000 compliant. The Company expects to have certifications from all remaining parties by July 1999. American Skandia is currently developing contingency plans in the event that these targets are not met.

Information Technology Systems

American Skandia is a relatively young company whose internally developed systems were designed from the start with four digit year codes. The Company engaged an external information technology specialist to review American Skandia's operating systems and internally developed software. The assessment was completed in December 1997 and the results were favorable. Specific modifications were suggested, evaluated and implemented for the annuity administration system. This project was completed during 1998 and a certificate of compliance has been received. Other non-critical internally developed applications in the client/server area have already been or will be remediated during 1999. The costs associated with this aspect of Year 2000 compliance have not had, and are not expected to have, a significant impact on the Company's results from operations.


American Skandia Life Assurance Corporation
Variable Account B - Class 2

Notes to Financial Statements

--------------------------------------------------------------------------------

     Suppliers and Non-Information Technology Systems

Like most companies, American Skandia is reliant on network, and desktop operating systems and software providers to release compliant versions of their respective systems. American Skandia's network is currently at the most compliant level available. The standard desktop software will be replaced, as fully compliant versions become available. In addition, the Company is in the process of contacting the non-information systems vendors and suppliers regarding their Year 2000 compliance status and will factor the results of these assessments into its contingency plans.

Management believes it has an effective program in place to resolve the Year 2000 issue in a timely manner. However, should errors or disruptions in computer service occur, the Company could realize losses. Given the nature and uncertainty of such losses, the amounts cannot be reasonably determined.



AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 2

NOTES TO FINANCIAL STATEMENTS



8.   CHANGES IN THE UNITS OUTSTANDING

                                                       Class 2 Sub-accounts Investing
                                                       In:
                                                                     NBAMT                        AAF-Small
                                                                   Partners                     Capitalization
                                                          Year Ended       Year Ended     Year Ended     Year Ended
                                                         Dec. 31, 1998    Dec. 31, 1997  Dec. 31, 1998 Dec. 31, 1997
Units Outstanding Beginning of the Period                      489,518         425,664       454,258        462,016
Units Purchased                                                 30,691         112,288        34,901         69,740
Units Transferred Between Sub-accounts                        (157,121)          2,417        69,497        (26,160)
Units Surrendered                                              (61,139)        (50,851)      (81,710)       (51,338)
Units Outstanding End of the Period                            301,949         489,518       476,946        454,258


* Date Operations Commenced.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 2

NOTES TO FINANCIAL STATEMENTS



8.   CHANGES IN THE UNITS OUTSTANDING

                                                       Class 2 Sub-accounts Investing
                                                       In:
                                                                                                     AAF
                                                                  AAF-Growth                    MidCap Growth
                                                          Year Ended       Year Ended     Year Ended     Year Ended
                                                         Dec. 31, 1998    Dec. 31, 1997  Dec. 31, 1998 Dec. 31, 1997
Units Outstanding Beginning of the Period                      345,362         569,960       290,286        315,296
Units Purchased                                                 26,188          41,661        32,996         31,032
Units Transferred Between Sub-accounts                          59,493        (199,926)       73,601        (28,140)
Units Surrendered                                              (48,796)        (66,333)      (45,948)       (27,902)
Units Outstanding End of the Period                            382,247          345,362      350,935        290,286


* Date Operations Commenced.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 2

NOTES TO FINANCIAL STATEMENTS



8.   CHANGES IN THE UNITS OUTSTANDING

                                                       Class 2 Sub-accounts Investing
                                                       In:
                                                                  AST- Putnam                     AST-Putnam
                                                                 Int'l Equity                      Balanced
                                                          Year Ended       Year Ended     Year Ended     Year Ended
                                                         Dec. 31, 1998    Dec. 31, 1997  Dec. 31, 1998 Dec. 31, 1997
Units Outstanding Beginning of the Period                      477,264         408,066       211,541        186,453
Units Purchased                                                 65,699          65,664        35,862         41,803
Units Transferred Between Sub-accounts                          24,127          59,462        (4,778)        (6,819)
Units Surrendered                                              (81,577)        (55,928)      (19,586)        (9,896)
Units Outstanding End of the Period                            485,513         477,264       223,039         211,541


* Date Operations Commenced.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 2

NOTES TO FINANCIAL STATEMENTS



8.   CHANGES IN THE UNITS OUTSTANDING

                                                       Class 2 Sub-accounts Investing
                                                       In:
                                                               AST-Putnam Value                AST-Lord Abbett
                                                        Growth & Income                        Growth & Income
                                                          Year Ended      Jan. 3* thru    Year Ended     Year Ended
                                                         Dec. 31, 1998    Dec. 31, 1997  Dec. 31, 1998 Dec. 31, 1997
Units Outstanding Beginning of the Period                      104,567               0       700,150        671,510
Units Purchased                                                 52,030          34,538       113,055        135,140
Units Transferred Between Sub-accounts                           9,806          76,755       (40,264)       (36,238)
Units Surrendered                                               (7,922)         (6,726)     (106,016)       (70,262)
Units Outstanding End of the Period                            158,481         104,567       666,925        700,150


* Date Operations Commenced.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 2

NOTES TO FINANCIAL STATEMENTS



8.   CHANGES IN THE UNITS OUTSTANDING

                                                       Class 2 Sub-accounts Investing
                                                       In:
                                                        AST-Lord Abbett        AST
                                                        Small Cap Value   JanCap Growth
                                                         Jan. 12* thru     Year Ended     Year Ended
                                                         Dec. 31, 1998    Dec. 31, 1998  Dec. 31, 1997
Units Outstanding Beginning of the Period                            0         666,835       574,520
Units Purchased                                                 61,912          87,210       134,093
Units Transferred Between Sub-accounts                           8,145         170,842        47,220
Units Surrendered                                               (4,802)       (101,771)      (88,998)
Units Outstanding End of the Period                             65,255         823,116       666,835


* Date Operations Commenced.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 2

NOTES TO FINANCIAL STATEMENTS



8.   CHANGES IN THE UNITS OUTSTANDING

                                                       Class 2 Sub-accounts Investing In:
                                                              AST                          AST- Neuberger & Berman
                                                         Money Market                            Midcap Value
                                                          Year Ended       Year Ended     Year Ended     Year Ended
                                                         Dec. 31, 1998    Dec. 31, 1997  Dec. 31, 1998 Dec. 31, 1997
Units Outstanding Beginning of the Period                    1,518,310       1,292,931       260,929        103,416
Units Purchased                                              2,406,146       1,877,568        66,359         13,425
Units Transferred Between Sub-accounts                      (1,730,225)     (1,144,379)      (87,608)       170,731
Units Surrendered                                             (436,999)       (507,810)      (21,656)       (26,643)
Units Outstanding End of the Period                          1,757,232       1,518,310       218,024        260,929


* Date Operations Commenced.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 2

NOTES TO FINANCIAL STATEMENTS



8.   CHANGES IN THE UNITS OUTSTANDING

                                                       Class 2 Sub-accounts Investing
                                                       In:
                                                            AST- Neuberger & Berman             AST-Federated
                                                                 Midcap Growth                    High Yield
                                                          Year Ended       Year Ended     Year Ended     Year Ended
                                                         Dec. 31, 1998    Dec. 31, 1997  Dec. 31, 1998 Dec. 31, 1997
Units Outstanding Beginning of the Period                      104,340         100,758       595,692        433,739
Units Purchased                                                 13,249          32,801       134,491        118,493
Units Transferred Between Sub-accounts                          (3,755)        (11,587)       29,163        133,935
Units Surrendered                                              (18,929)        (17,632)     (132,978)       (90,475)
Units Outstanding End of the Period                             94,905         104,340       626,368        595,692


* Date Operations Commenced.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 2

NOTES TO FINANCIAL STATEMENTS



8.   CHANGES IN THE UNITS OUTSTANDING

                                                       Class 2 Sub-accounts Investing
                                                       In:
                                                               AST-T. Rowe Price                 AST-T. Rowe
                                                               Asset Allocation           Price International Equity
                                                          Year Ended       Year Ended     Year Ended     Year Ended
                                                         Dec. 31, 1998    Dec. 31, 1997  Dec. 31, 1998 Dec. 31, 1997
Units Outstanding Beginning of the Period                       99,319          82,655       955,465        959,467
Units Purchased                                                 30,003          32,913       101,518        202,294
Units Transferred Between Sub-accounts                          20,509           1,146      (250,116)      (107,345)
Units Surrendered                                              (13,631)        (17,395)     (175,778)       (98,951)
Units Outstanding End of the Period                            136,200          99,319       631,089        955,465


* Date Operations Commenced.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 2

NOTES TO FINANCIAL STATEMENTS



8.   CHANGES IN THE UNITS OUTSTANDING

                                                       Class 2 Sub-accounts Investing
                                                       In:
                                                                  AST-T. Rowe                 AST-T. Rowe Price
                                                           Price International Bond           Natural Resources
                                                          Year Ended       Year Ended     Year Ended     Year Ended
                                                         Dec. 31, 1998    Dec. 31, 1997  Dec. 31, 1998 Dec. 31, 1997
Units Outstanding Beginning of the Period                      266,136         213,216       114,880        140,275
Units Purchased                                                 60,535          57,005        11,628         38,417
Units Transferred Between Sub-accounts                          53,754          18,164         4,435        (32,736)
Units Surrendered                                              (44,881)        (22,249)      (21,056)       (31,076)
Units Outstanding End of the Period                            335,544         266,136       109,887        114,880


* Date Operations Commenced.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 2

NOTES TO FINANCIAL STATEMENTS



8.   CHANGES IN THE UNITS OUTSTANDING

                                                       Class 2 Sub-accounts Investing
                                                       In:
                                                       AST-T.Rowe Price                          AST-Founders
                                                              Small Company Value            Capital Appreciation
                                                          Year Ended      Jan. 3* thru    Year Ended     Year Ended
                                                         Dec. 31, 1998    Dec. 31, 1997  Dec. 31, 1998 Dec. 31, 1997
Units Outstanding Beginning of the Period                      771,770               0       399,262        271,845
Units Purchased                                                201,433         208,161        72,203        107,596
Units Transferred Between Sub-accounts                          70,504         591,206       113,724         47,440
Units Surrendered                                             (148,285)        (27,597)      (78,805)       (27,619)
Units Outstanding End of the Period                            895,422         771,770       506,384        399,262


* Date Operations Commenced.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 2

NOTES TO FINANCIAL STATEMENTS



8.   CHANGES IN THE UNITS OUTSTANDING

                                                       Class 2 Sub-accounts Investing
                                                       In:
                                                                 AST-Founders                  AST-PIMCO Total
                                                                   Passport                      Return Bond
                                                          Year Ended       Year Ended     Year Ended     Year Ended
                                                         Dec. 31, 1998    Dec. 31, 1997  Dec. 31, 1998 Dec. 31, 1997

Units Outstanding Beginning of the Period                      203,237         278,460     1,523,587      1,203,159
Units Purchased                                                 40,338          44,946       365,262        339,303
Units Transferred Between Sub-accounts                          20,483        (73,938)       135,378        119,410
Units Surrendered                                              (33,511)        (46,231)     (320,307)      (138,285)
Units Outstanding End of the Period                            230,547         203,237     1,703,920      1,523,587


* Date Operations Commenced.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 2

NOTES TO FINANCIAL STATEMENTS



8.   CHANGES IN THE UNITS OUTSTANDING

                                                       Class 2 Sub-accounts Investing
                                                       In:
                                                                   AST-PIMCO                     AST-INVESCO
                                                             Limited Maturity Bond              Equity Income
                                                          Year Ended       Year Ended     Year Ended     Year Ended
                                                         Dec. 31, 1998    Dec. 31, 1997  Dec. 31, 1998 Dec. 31, 1997
Units Outstanding Beginning of the Period                      469,686         424,713       287,286        283,889
Units Purchased                                                177,297          88,637        32,382         51,478
Units Transferred Between Sub-accounts                          17,559          20,910        37,449          7,517
Units Surrendered                                              (71,190)        (64,574)      (39,685)       (55,598)
Units Outstanding End of the Period                            593,352         469,686       317,432        287,286


* Date Operations Commenced.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 2

NOTES TO FINANCIAL STATEMENTS



8.   CHANGES IN THE UNITS OUTSTANDING

                                                       Class 2 Sub-accounts Investing
                                                       In:
                                                                AST-Oppenheimer            AST-Janus
                                                               Large-Cap Growth                Overseas Growth
                                                          Year Ended       Year Ended     Year Ended    Jan. 3* thru
                                                         Dec. 31, 1998    Dec. 31, 1997  Dec. 31, 1998 Dec. 31, 1997
Units Outstanding Beginning of the Period                      199,511         119,830       235,801              0
Units Purchased                                                 23,160          49,325       203,599         84,373
Units Transferred Between Sub-accounts                            (716)         55,593       331,090        166,494
Units Surrendered                                              (28,133)        (25,237)      (40,917)       (15,066)
Units Outstanding End of the Period                            193,822         199,511       729,573        235,801


* Date Operations Commenced.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 2

NOTES TO FINANCIAL STATEMENTS



8.   CHANGES IN THE UNITS OUTSTANDING

                                                       Class 2 Sub-accounts Investing
                                                       In:
                                                             AST-Twentieth Century          AST-Twentieth Century
                                                              Strategic Balanced             International Growth
                                                          Year Ended      Jan. 3* thru    Year Ended    Jan. 3* thru
                                                         Dec. 31, 1998    Dec. 31, 1997  Dec. 31, 1998 Dec. 31, 1997
Units Outstanding Beginning of the Period                        3,720               0        43,776              0
Units Purchased                                                 11,329           3,104        28,701         20,039
Units Transferred Between Sub-accounts                           7,258             623        44,592         31,204
Units Surrendered                                                  (55)             (7)      (11,212)        (7,467)
Units Outstanding End of the Period                             22,252           3,720       105,857         43,776


* Date Operations Commenced.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 2

NOTES TO FINANCIAL STATEMENTS



8.   CHANGES IN THE UNITS OUTSTANDING

                                                       Class 2 Sub-accounts Investing
                                                       In:
                                                          AST-Marsico                     AST - Stein  AST - Cohen &
                                                                                              Roe
                                                        Capital Growth                      Venture    Steers Realty
                                                          Year Ended      Dec. 22* thru  Jan. 2* thru   Jan. 5* thru
                                                         Dec. 31, 1998    Dec. 31, 1997  Dec. 31, 1998 Dec. 31, 1998
Units Outstanding Beginning of the Period                      12,993               0             0              0
Units Purchased                                                91,230          12,993           461         63,817
Units Transferred Between Sub-accounts                         86,026               0         6,648         29,110
Units Surrendered                                              50,690)              0          (24)        (1,242)
Units Outstanding End of the Period                            39,559          12,993         7,085         91,685


* Date Operations Commenced.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 2

NOTES TO FINANCIAL STATEMENTS



8.   CHANGES IN THE UNITS OUTSTANDING

                                                       Class 2 Sub-accounts Investing
                                                       In:
                                                         AST - Bankers            Montgomery            LAT - Equity
                                                             Trust
                                                         Enhanced 500          Emerging Markets            Value
                                                         Jan. 2* thru      Year Ended     Year Ended   July 7,* thru
                                                         Dec. 31, 1998    Dec. 31, 1998  Dec. 31, 1997 Dec. 31, 1998
Units Outstanding Beginning of the Period                            0         305,775        39,355              0
Units Purchased                                                 27,659          39,906        98,893          1,892
Units Transferred Between Sub-accounts                         203,289         (21,829)      192,112             58
Units Surrendered                                               (8,833)        (73,387)      (24,585)            (7)
Units Outstanding End of the Period                            222,115         250,465       305,775          1,943


* Date Operations Commenced.



AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 2

NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------


9.  SECURITIES TRANSACTIONS

Purchases and sales of securities, other than short-term securities, for the year ended December 31, 1998 were as follows:

                                                  Purchases         Sales
                                               --------------------------------
NBAMT - Partners                                    10,061,586      12,812,487
AAF - Small Capitalization                        $137,197,261    $137,235,254
AAF - Growth                                        31,388,581      29,479,967
AAF - Midcap                                        31,087,973      29,275,993
AST - Putnam International Equity                   11,381,038      10,471,246
AST - Putnam Balanced                                1,291,271         842,568
AST - Putnam Value Growth & Income                   2,174,868       1,438,348
AST - Lord Abbett Growth & Income                    6,010,866       5,877,342
AST - Lord Abbett Small Cap Value                    2,276,949       1,534,762
AST - Jancap Growth                                 43,887,991      38,306,918
AST - Money Market                                 355,176,470     351,485,183
AST - Neuberger & Berman Midcap Value                3,703,304       4,241,952
AST - Neuberger & Berman Midcap Growth               5,020,693       4,881,743
AST - Federated High Yield Bond                      5,595,203       4,668,325
AST - T. Rowe Price Asset Allocation                 1,174,255         523,497
AST - T. Rowe Price International Equity            12,268,099      16,249,483
AST - T. Rowe Price International Bond               2,181,827       1,400,266
AST - T. Rowe Price Natural Resources                2,080,633       2,075,117
AST - T. Rowe Price Small Company Value             28,863,842      27,473,861
AST - Founders Capital Appreciation                 49,581,891      48,032,647
AST - Founders Passport                              3,115,922       2,786,892
AST - Pimco Total Return Bond                       13,199,709       9,737,543
AST - Pimco Limited Maturity Bond                    4,245,444       2,556,997
AST - INVESCO Equity Income                          6,675,086       5,812,598
AST - Oppenheimer Large-Cap Growth                   6,008,795       6,154,831
AST - Janus Overseas Growth                         20,350,061      14,091,928
AST - Twentieth Century Strategic Balanced             509,872         286,656
AST - Twentieth Century International Growth         1,691,091         900,475
AST - Marsico Capital Growth                        16,091,251       7,010,545
AST - Stein Roe Venture                                 88,774          30,845
AST - Cohen & Steers Realty                          1,911,763       1,002,722
AST - Bankers Trust Enhanced 500                    13,770,669      11,259,173
Montgomery Variable Emerging Markets                 2,799,586       3,177,180
LAT Equity Value                                        18,904             420
                                               ================================
                                                  $832,881,528    $793,115,764
                                               ================================












                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits:

(a) All financial statements are included in Parts A & B of this Registration Statement.

(b)      Exhibits are attached as indicated.

         (1) Copy of the resolution of the board of directors of Depositor authorizing the establishment of the Registrant for Separate Account B filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

         (2) Not applicable. American Skandia Life Assurance Corporation maintains custody of all assets.

         (3) (a) Form of revised Principal Underwriting Agreement between American Skandia Life Assurance Corporation and American Skandia Marketing, Incorporated, formerly known as Skandia Life Equity Sales Corporation filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

                  (b) Form of Revised Dealer Agreement being filed via EDGAR with Post-Effective Amendment No. 7 to Registration Statement No. 33-87010, filed April 27, 1998.

          (4) (a) Copy of the form of the Annuity filed via Edgar with Post-Effective Amendment No. 13 to Registration Statement No. 33-44436, filed April 29, 1997.

                  (b) Copy of Guaranteed Minimum Death Benefit Endorsement filed via EDGAR with Post-Effective Amendment No. 8 to Registration Statement No. 33-87010.

                  (c) Copy of Performance-related Benefits and First Year Credits Endorsement filed via EDGAR with Post- Effective Amendment No. 8 to Registration Statement No. 33-87010.


         (5) A copy of the application form used with the Annuity provided in response to (4) above (previously filed in Pre-Effective Amendment No. 1 to Registration Statement No. 33-56770, filed November 9, 1993). FILED VIA EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-08853, filed April 27, 1998.

         (6) (a) Copy of the certificate of incorporation of American Skandia Life Assurance Corporation filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

                  (b) Copy of the By-Laws of American Skandia Life Assurance Corporation filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

         (7)      Not applicable.

         (8)      Agreements between Depositor and:

                  (a) Neuberger&Berman Advisers Management Trust filed via EDGAR with Post-effective Amendment No. 4 to Registration Statement No. 33-87010, filed February 25, 1997.

                  (b)  The  Alger   American   Fund   filed   via   EDGAR   with
                  Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

                  (c) American Skandia Trust filed via EDGAR with Post-effective Amendment No. 4 to Registration Statement No. 33-87010, filed February 25, 1997 (At such time, what later became American Skandia Trust was known as the Henderson Global Asset Trust).

                  (d) The  Montgomery  Funds III filed via EDGAR in the  Initial
                  Registration   Statement   to   Registration   Statement   No.
                  333-08853, filed July 25, 1996.

                  (e) Rydex Variable Trust filed via EDGAR with Post-Effective No. 8 to Registration Statement No. 33-87010.

         (9)      Opinion and consent of Werner & Kennedy.        FILED HEREWITH

         (10)     (a)  Consent of Ernst & Young LLP               FILED HEREWITH
                  (b)  Consent of Deloitte & Touche LLP           FILED HEREWITH

         (11)     Not applicable.

         (12)     Not applicable.

         (13) Calculation of Performance Information for Advertisement of Performance filed via EDGAR in the Initial Registration Statement to this Registration Statement, filed July 25, 1996.

         (14)     Financial Data Schedule                         FILED HEREWITH

Item 25. Directors and Officers of the Depositor: The Directors and Officers of the Depositor are shown in Part A.

Item 26.  Persons  Controlled  by or Under Common  Control with the Depositor or
Registrant: The Depositor does not directly or indirectly control any person. The following persons are under common control with the Depositor by American Skandia Investment Holding Corporation:

         (1) American Skandia Information Services and Technology Corporation ("ASIST"): The organization is a general business corporation organized in the State of Delaware. Its primary purpose is to provide various types of business services to American Skandia Investment Holding Corporation and all of its subsidiaries including computer systems acquisition, development and maintenance, human resources acquisition, development and management, accounting and financial reporting services and general office services.

         (2) American Skandia Marketing, Incorporated ("ASM, Inc."): The organization is a general business corporation organized in the State of Delaware. It was formed primarily for the purpose of acting as a broker-dealer in securities. It acts as the principal "underwriter" of annuity contracts deemed to be securities, as required by the Securities and Exchange Commission, which insurance policies are to be issued by American Skandia Life Assurance Corporation. It provides securities law supervisory services in relation to the marketing of those products of American Skandia Life Assurance Corporation registered as securities. It also may act as the principal underwriter and/or provide securities law supervisory services in relation to marketing of other offerings, including certain public mutual funds. It also has the power to carry on a general financial, securities, distribution, advisory, or investment advisory business; to act as a general agent or broker for insurance companies and to render advisory, managerial, research and consulting services for maintaining and improving managerial efficiency and operation.

         (3)      American Skandia Investment Services,  Incorporated ("ASISI"):
                  The organization is a general business corporation organized in the state of Connecticut. The organization is authorized to provide investment service and investment management advice in connection with the purchasing, selling, holding or exchanging of securities or other assets to insurance companies, insurance-related companies, mutual funds or business trusts. Its primary role is expected to be as investment manager for certain mutual funds, including but not limited to funds to be made available primarily through the variable insurance products of American Skandia Life Assurance Corporation.

         (4) Skandia Vida: This subsidiary of American Skandia Life Assurance Corporation was organized in March, 1995, and began operations in July, 1995. It offers investment oriented life insurance products designed for long-term savings through independent banks and brokers. Currently, it is licensed for this type of business in Mexico.


Item 27. Number of Contract Owners: As of December 31, 1998 there were 2,451 owners of contracts.


Item 28. Indemnification: Under Section 33-320a of the Connecticut General Statutes, the Depositor must indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses including attorneys' fees, for actions brought or threatened to be brought against him in his capacity as a director or officer when certain disinterested parties determine that he acted in good faith and in a manner he reasonably believed to be in the best interests of the Depositor. In any criminal action or proceeding, it also must be determined that the director or officer had no reason to believe his conduct was unlawful. The director or officer must also be indemnified when he is successful on the merits in the defense of a proceeding or in circumstances where a court determines that he is fairly and reasonable entitled to be indemnified, and the court approves the amount. In shareholder derivative suits, the director or officer must be finally adjudged not to have breached this duty to the Depositor or a court must determine that he is fairly and reasonably entitled to be indemnified and must approve the amount. In a claim based upon the director's or officer's purchase or sale of the Registrants' securities, the director or officer may obtain indemnification only if a court determines that, in view of all the circumstances, he is fairly and reasonably entitled to be indemnified and then for such amount as the court shall determine. The By-Laws of American Skandia Life Assurance Corporation ("ASLAC") also provide directors and officers with rights of indemnification, consistent with Connecticut Law.

The foregoing statements are subject to the provisions of Section 33-320a.

Directors and officers of ASLAC and ASM, Inc. can also be indemnified pursuant to indemnity agreements between each director and officer and American Skandia Investment Holding Corporation, a corporation organized under the laws of the state of Delaware. The provisions of the indemnity agreement are governed by
Section 45 of the General Corporation Law of the State of Delaware.

The directors and officers of ASLAC and ASM, Inc. are covered under a directors and officers liability insurance policy issued by an unaffiliated insurance company to Skandia Insurance Company Ltd., their ultimate parent. Such policy will reimburse ASLAC or ASM, Inc., as applicable, for any payments that it shall make to directors and officers pursuant to law and, subject to certain exclusions contained in the policy, will pay any other costs, charges and expenses, settlements and judgments arising from any proceeding involving any director or officer of ASLAC or ASM, Inc., as applicable, in his or her past or present capacity as such.

               Registrant hereby undertakes as follows: Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, unless in the opinion of Registrant's counsel the matter has been settled by controlling precedent, Registrant will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters:

(a)      At present, ASM, Inc. acts as principal underwriter only for annuities to be issued by ASLAC.

(b)      Directors and officers of ASM, Inc.

Name and Principal Business Address                                             Position and Offices with Underwriter

Patricia J. Abram                                                               Senior Vice President and National
American Skandia Life Assurance Corporation                                     Sales Manager, Variable Life
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Gordon C. Boronow                                                               Deputy Chief Executive Officer
American Skandia Life Assurance Corporation                                     and Director
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Kimberly A. Bradshaw                                                            Vice President, National Sales
American Skandia Life Assurance Corporation                                     Manager/Qualified Plans
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Robert Brinkman                                                                 Senior Vice President,
American Skandia Life Assurance Corporation                                     National Sales Manager
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Jan R. Carendi                                                                  Chairman of the Board
American Skandia Life Assurance Corporation                                     of Directors and
One Corporate Drive, P.O. Box 883                                               Chief Executive Officer
Shelton, Connecticut  06484-0883

Y.K. Chan                                                                       Senior Vice President and
American Skandia Life Assurance Corporation                                     Chief Information Officer
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Kathleen A. Chapman                                                             Assistant Corporate Secretary
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Lucinda C. Ciccarello                                                           Vice President, Mutual Funds
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Wade A. Dokken                                                                  President and Deputy Chief
American Skandia Life Assurance Corporation                                     Executive Officer and
One Corporate Drive, P.O. Box 883                                               Director
Shelton, Connecticut  06484-0883

Ian Kennedy                                                                     Senior Vice President,
American Skandia Life Assurance Corporation                                     Customer Service
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Lawrence Kudlow                                                                 Senior Vice President,
American Skandia Life Assurance Corporation                                     Chief Economist
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

N. David Kuperstock                                                             Vice President, Product Development
American Skandia Life Assurance Corporation                                     and Director
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Thomas M. Mazzaferro                                                            Executive Vice President,
American Skandia Life Assurance Corporation                                     Chief Financial Officer
One Corporate Drive, P.O. Box 883                                               and Director
Shelton, Connecticut  06484-0883

Eileen S. McCann                                                                Vice President,
American Skandia Life Assurance Corporation                                     Key Accounts Marketing
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

David R. Monroe                                                                 Senior Vice President,
American Skandia Life Assurance Corporation                                     Treasurer and
One Corporate Drive, P.O. Box 883                                               Corporate Controller
Shelton, Connecticut  06484-0883

Michael A. Murray                                                               Vice President,
American Skandia Life Assurance Corporation                                     National Sales Manager/
One Corporate Drive, P.O. Box 883                                               American Skandia Advisor Funds
Shelton, Connecticut  06484-0883

Brian O'Connor                                                                  Vice President, National Sales
American Skandia Life Assurance Corporation                                     Manager, Internal Wholesaling
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

M. Patricia Paez                                                                Director
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

M. Priscilla Pannell                                                            Corporate Secretary
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Kathleen A. Pritchard                                                           Vice President,
American Skandia Life Assurance Corporation                                     National Key Accounts/
One Corporate Drive, P.O. Box 883                                               Financial Institutions
Shelton, Connecticut  06484-0883

Hayward L. Sawyer                                                               Executive Vice President,
American Skandia Life Assurance Corporation                                     National Sales Manager
One Corporate Drive, P.O. Box 883                                               and Director
Shelton, Connecticut  06484-0883

Anders O. Soderstrom                                                            Executive Vice President
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Leslie S. Sutherland                                                            Vice President,
American Skandia Life Assurance Corporation                                     National Key Accounts Manager
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Amanda C. Sutyak                                                                Vice President
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Christian Thwaites                                                              Senior Vice President,
American Skandia Life Assurance Corporation                                     National Marketing Director
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Mary Toumpas                                                                    Vice President and
American Skandia Life Assurance Corporation                                     Compliance Director
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Bayard F. Tracy                                                                 Senior Vice President,
American Skandia Life Assurance Corporation                                     National Sales Manager and
One Corporate Drive, P.O. Box 883                                               Director
Shelton, Connecticut  06484-0883

Deborah G. Ullman                                                               Senior Vice President and
American Skandia Life Assurance Corporation                                     Chief Operating Officer,
One Corporate Drive, P.O. Box 883                                               Finance and Business Operations
Shelton, Connecticut  06484-0883



Item 30. Location of Accounts and Records: Accounts and records are maintained by ASLAC at its principal office in Shelton, Connecticut.

Item 31.  Management Services:  None

Item 32.  Undertakings:

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the annuity contracts may be accepted and allocated to the Sub-accounts of Separate Account B.

(b) Registrant hereby undertakes to include either (1) as part of any enrollment form or application to purchase a contract offered by the prospectus, a space that an applicant or enrollee can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d) American Skandia Life Assurance Corporation ("Depositor") hereby represents that the aggregate fees and charges under the annuity contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Depositor.


(e) With respect to the restrictions on withdrawals for Texas Optional Retirement Programs and Section 403(b) plans, we are relying upon: 1) a no-action letter dated November 28, 1988 from the staff of the Securities and Exchange Commission to the American Council of Life Insurance with respect to annuities issued under Section 403(b) of the code, the requirements of which have been complied with by us; and 2) Rule 6c-7 under the 1940 Act with respect to annuities made available through the Texas Optional Retirement Program, the requirements of which have been complied with by us.



                                    EXHIBITS

         As noted in Item 24(b), various exhibits are incorporated by reference or are not applicable. The exhibits included are as follows:


         No. 9    Opinion and consent of Werner & Kennedy

         No. 10   (a)  Consent of Ernst & Young LLP
                  (b)  Consent of Deloitte & Touche LLP

         No. 14   Financial Data Schedule




                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Registration Statement and has duly caused this Registration Statement to be signed on its behalf, in the Town of Shelton and State of Connecticut, on this 26th day of April, 1999.

         AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                             (CLASS 2 SUB-ACCOUNTS)
                                   Registrant

                 By: American Skandia Life Assurance Corporation

By:/s/ Kathleen A. Chapman                        Attest:/s/ Scott K. Richardson
Kathleen A. Chapman, Assistant Corporate Secretary           Scott K. Richardson

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                    Depositor

By:/s/ Kathleen A. Chapman                       Attest:/s/  Scott K. Richardson
Kathleen A. Chapman, Assistant Corporate Secretary           Scott K. Richardson


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

           Signature                            Title                                       Date
                                              (Principal Executive Officer)

           Jan R. Carendi*                  Chief Executive Officer,                 April 26, 1999
           Jan R. Carendi                   Chairman of the Board and Director

                                              (Principal Financial Officer)


       /s/ Thomas M. Mazzaferro                Executive Vice President and          April 26, 1999
             Thomas M. Mazzaferro              Chief Financial Officer

                                             (Principal Accounting Officer)

       /s/ David R. Monroe              Senior Vice President, Treasurer             April 26, 1999
            David R. Monroe             and Corporate Controller

                                                         (Board of Directors)


          Jan. R. Carendi*                  Gordon C. Boronow*                         Malcolm M. Campbell*
           Jan. R. Carendi                   Gordon C. Boronow                          Malcolm M. Campbell

         Henrik Danckwardt*                  Amanda C. Sutyak*                            Wade A. Dokken*
          Henrik Danckwardt                  Amanda C. Sutyak                             Wade A. Dokken

       Thomas M. Mazzaferro*                Gunnar Moberg*                            Bayard F. Tracy*
        Thomas M. Mazzaferro                   Gunnar Moberg                              Bayard F. Tracy

       Anders Soderstrom*                   C. Ake Svensson*                          Lincoln R. Collins*
        Anders Soderstrom                     C. Ake Svensson                           Lincoln R. Collins

                                            Nancy F. Brunetti*
                                              Nancy F. Brunetti

                                     *By: /s/ Kathleen A. Chapman
                                              Kathleen A. Chapman

     *Pursuant to Powers of Attorney  filed with Initial Registration Statement No. 333-25733
